    As filed with the Securities and Exchange Commission on March 6, 1998.
                                                 1933 Act Registration No. 33-12
                                                      1940 Act File No. 811-4401




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -------------------

                                    FORM N-1A

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     |X|

                       Post-Effective Amendment No. 40

                                    and/or
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940             |X|
                               Amendment No. 42
                                            ----
                       (Check appropriate box or boxes)

                                --------------

                   PRINCIPAL PRESERVATION PORTFOLIOS, INC.

              (Exact name of registrant as specified in charter)


         215 NORTH MAIN STREET
         WEST BEND, WISCONSIN                                 53095
         (Address of Principal Executive Offices)             (Zip Code)

       Registrant's Telephone Number, including Area Code: (414) 334-5521


                             ROBERT J. TUSZYNSKI
                            President and Director
                   PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                            215 NORTH MAIN STREET
                          WEST BEND, WISCONSIN 53095
                   (Name and Address of Agent for Service)

                                   Copy to:

                           CONRAD G. GOODKIND, ESQ.
                               Quarles & Brady
                          411 East Wisconsin Avenue
                          Milwaukee, Wisconsin 53202

     Approximate Date of Proposed Public Offerings: As soon as practicable following the effective date of this amendment to the registration statement.

             It is proposed that this filing will become effective
                  immediately upon filing pursuant to paragraph (b)
              X   on (March 9, 1998) pursuant to paragraph (b)
                  60 days after filing pursuant to paragraph (a)(1)
                  on (date) pursuant to paragraph (a)(1)
                  75 days after filing pursuant to paragraph (a)(2) of rule 485.

            If appropriate, check the following:
                  this post-effective amendment designates a new
            effective date for a previously filed post-effective amendment

                             -------------------

         Registrant has elected to register an indefinite number of shares of Common Stock, $0.001 par value, pursuant to Rule 24f-2 under The Investment Company Act of 1940. The Registrant's Rule 24f-2 Notice for the year ended December 31, 1997 was filed on February 26, 1998

                   PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                                  FORM N1-A

                            CROSS-REFERENCE SHEET

               -----------------------------------------------

FORM N-1A
ITEM NO.                                   PROSPECTUS HEADING
--------                                   ------------------

     PART A

1.       Cover Page.........................Cover Page

2.       Synopsis...........................Questions and Answers;
                                            Expenses

3.       Condensed Financial Information....N/A

4.       General Description of
          Registrant........................Questions and Answers;
                                            Investment Objectives;
                                            Investment Program; Special
                                            Considerations; Description
                                            of Shares

5.       Management of the Fund.............Management; Determination
                                            of Net Asset Value Per
                                            Share; Other Information

5A.      Management's Discussion of Fund
          Performance.......................N/A

6.       Capital Stock and Other
          Securities........................Redemptions; Dividends,
                                            Capital Gains Distributions
                                            and Reinvestments; Tax
                                            Status; Description of Shares

7.       Purchase of Securities Being
          Offered...........................Purchase of Shares; Deter
                                            mination of Net Asset Value
                                            Per Share; Redemptions;
                                            Distribution Expenses

8.       Redemption or Repurchase...........Redemptions

9.       Pending Legal Proceedings..........None

FORM N-1A
ITEM NO.                                         SAI HEADING
--------                                         -----------

     PART B

10.      Cover Page.............................. Cover Page

11.      Table of Contents....................... Table of Contents

12.      General Information and History......... N/A

13.      Investment Objectives and Policies...... Investment Program;
                                                  Investment Restrictions

14.      Management of the Fund.................. Management of Principal
                                                  Preservation

15.      Control Persons and Principal
          Holders of Securities.................. Control Persons and
                                                  Principal Holders of
                                                  Securities

16.      Investment Advisory and
          Other Services......................... Management of Principal
                                                  Preservation

17.      Brokerage Allocation and
          Brokerage.............................. Portfolio Transactions and
                                                  Brokerage

18.      Capital Stock and Other
          Securities............................. Determination of Net Asset
                                                  Value Per Share; Tax Status

19.      Purchase, Redemption and Pricing
          of Securities Being Offered............ Determination of Net Asset
                                                  Value Per Share; Purchase of
                                                  Shares; Distribution
                                                  Expenses

20.      Tax Status.............................. Tax Status

21.      Underwriters............................ Purchase of Shares;
                                                  Distribution Expenses;
                                                  Management of Principal
                                                  Preservation

22.      Calculation of Performance Data......... Performance Information;
                                                  Portfolio Ratings

23.      Financial Statements.................... Financial Statements

                             PRINCIPAL PRESERVATION
                                PORTFOLIOS, INC.


  Six funds (the "Portfolios") of the Principal Preservation Portfolios, Inc. ("Principal Preservation") family of mutual funds are offered by this
Prospectus:

                              TAX-EXEMPT PORTFOLIO
                              GOVERNMENT PORTFOLIO
                             S&P 100 PLUS PORTFOLIO
                          DIVIDEND ACHIEVERS PORTFOLIO
                             SELECT VALUE PORTFOLIO
                          PSE TECH 100 INDEX PORTFOLIO

The risks and special characteristics of investing in each of the Portfolios are highlighted in the sections of this Prospectus titled "Questions and Answers" and "Special Considerations." Each Portfolio is managed by Ziegler Asset Management, Inc. (the "Advisor"). Skyline Asset Management, L.P. ("Skyline"; together with the Advisor, the "Advisors")) serves as sub-advisor to the Select Value Portfolio. Shareholder inquiries should be directed to:

                             Principal Preservation
                             215 North Main Street
                              West Bend, WI 53095
                             Telephone 800-826-4600




  This Prospectus sets forth concisely the information that an investor should know before investing in shares of any of the Portfolios. Investors should read and retain this Prospectus for future reference. A Statement of Additional Information dated March 9, 1998, containing additional information about Principal Preservation and the Portfolios has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information can be obtained without charge upon request to Principal Preservation's distributor, B.C. Ziegler and Company ("Ziegler"), 215 North Main Street, West Bend, WI 53095 (telephone 800-826-4600) or from Selected Dealers that have agreements with respect to the distribution of shares of the Portfolios.


  SHARES OF THE PORTFOLIOS ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANKING INSTITUTION, ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENTAL AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The date of this Prospectus is March 9, 1998.

                             QUESTIONS AND ANSWERS


WHO IS PRINCIPAL PRESERVATION?

  Principal Preservation,a mutual fund family, is a Maryland corporation organized in 1984 as an open-end, diversified investment company. Principal Preservation is a series company, which means that its Board of Directors may establish additional funds at any time. Two additional funds of Principal Preservation, the Cash Reserve Portfolio and the Wisconsin Tax-Exempt Portfolio, are offered by separate Prospectuses.


WHAT ARE THE BENEFITS FROM INVESTING IN THE PORTFOLIOS?

  Economy of Size. The Portfolios are designed to provide investors with an opportunity to pool their money to achieve economies of size and diversification. This permits investors, whose own securities' portfolios may not be large enough to obtain individual investment management services on a cost-effective basis, to take advantage of the professional investment management expertise of the Advisors.


  A Choice of Portfolios. Principal Preservation offers investors six distinct portfolio choices through this Prospectus:

      PORTFOLIO                                 INCEPTION DATE
      ---------                                 --------------
Tax-Exempt Portfolio .....................       July 19, 1984
Government Portfolio .....................       December 20, 1985
S&P 100 Plus Portfolio ...................       December 20, 1985
Dividend Achievers Portfolio .............       January 1, 1987
Select Value Portfolio ...................       August 23, 1994
PSE Tech 100 Index Portfolio .............       June 10, 1996


  Professional Management. Each Portfolio provides professional management of your investment. Maintaining records of your investments is made timely and convenient with detailed statements of your investment activity and account status.

  Portfolio Diversification. Mutual funds combine the funds of many investors to obtain a diversified portfolio. The burden of selecting securities is eased and the high cost investors would otherwise incur through smaller purchases is trimmed.

  Liquidity. Shares of any Portfolio may be redeemed at any time at their current net asset value. See "Redemptions."


  Retirement Plans. The tax-deferred advantages of tax-qualified retirement plans are open to investors in Principal Preservation. You can invest, with a $500 minimum investment, through an IRA. Principal Preservation makes certain prototype plans available to investors. See "Shareholder Services -- Tax Sheltered Retirement Plans." Because most of the interest income from the Tax-Exempt Portfolio is exempt from federal income tax, shares of that Portfolio are not recommended for purchase by a tax sheltered retirement plan.


WHAT ARE THE PORTFOLIOS' INVESTMENT OBJECTIVES?

  Each Portfolio has its own investment objectives and policies. See "Investment Objectives" and "Investment Program" in this Prospectus and "Investment Program" in the Statement of Additional Information. There can be no assurance that a Portfolio's investment objective will be achieved.

  TAX-EXEMPT PORTFOLIO: to obtain the highest total return consistent with preservation of principal through investing in high quality municipal bonds with remaining maturities of two to 20 years.

  GOVERNMENT PORTFOLIO: to obtain the highest total return consistent with preservation of principal through investing in a portfolio of instruments and obligations issued by the U.S. Treasury, or which are backed by the unconditional full faith and credit of the United States government, its agencies or instrumentalities ("U.S. Government Securities").

  S&P 100 PLUS PORTFOLIO: to obtain a total return from dividends and capital gains which, before deducting the operating expenses of the Portfolio, exceeds the total return of the S&P 100 Index. The S&P 100 Index is designed to be representative of the stock market as a whole, and consists of 100 common stocks of many large U.S. corporations across a broad spectrum of industries. The Portfolio attempts to achieve its objective by investing in a portfolio of common stocks that approximately parallels the composition of the S&P 100 Index, but it does not intend to replicate the Index at all times.

  DIVIDEND ACHIEVERS PORTFOLIO: to obtain capital appreciation and income through investing in a portfolio of common stocks of companies that have achieved a superior record of dividend growth.

  SELECT VALUE PORTFOLIO: to obtain maximum capital appreciation primarily through investment in common stocks that the Advisors consider undervalued relative to earnings, book value, or potential earnings growth. The Select Value Portfolio pursues its investment objective generally by emphasizing investments in smaller to medium-sized companies, although the Portfolio is not restricted to investments in companies of any particular size.

  PSE TECH 100 INDEX PORTFOLIO: to obtain a total return, before operating expenses of the Portfolio, that replicates the total return of the Pacific Exchange, Inc. - Technology Stock Index (the "PSE Technology Index"). The PSE Technology Index is widely recognized as a benchmark for the technology sector of the United States stock market. The PSE Technology Index consists of 100 common stocks of companies which have or likely will develop products, processes or services that will provide or benefit significantly from technological advances and improvements. Industries represented within the Index range from biotechnology firms to semiconductor capital equipment manufacturers and include a cross-section of 15 technology subsectors. The Portfolio attempts to achieve its objective by investing in all 100 common stocks included in the PSE Technology Index in approximately the same proportions as they are represented on the Index.

ARE THERE ANY RISKS TO CONSIDER?

  Certain securities in which the Portfolios may invest and activities in which they may engage involve special considerations and risks. For example, the cyclical nature of the stock market may affect the value of equity securities, changes in interest rates and average maturities may affect the value of debt securities, and changes in general economic conditions and in the financial positions and credit ratings of issuers may affect the value of all types of securities in which the Portfolios invest.

  The Select Value Portfolio is designed for long term investors willing to accept more investment risk and volatility than the stock market in general, but with less investment risk and volatility than aggressive capital appreciation funds. The Select Value Portfolio's net asset value may be subject to above-average fluctuations than the net asset values of other equity-based investment companies because greater than average risk will be assumed in investing in smaller to medium-sized companies for the purpose of seeking to maximize capital appreciation. See "Investment Program -- Select Value Portfolio."

  The PSE Technology Index and, thus, the PSE Tech 100 Index Portfolio are subject to volatility and price fluctuations as the technology market sector increases and decreases in favor with the investing public. Notwithstanding its focus on technology, the PSE Technology Index includes companies in a wide range of industries. This broad industry representation serves to reduce the volatility of the PSE Technology Index. An investment in the PSE Tech 100 Index Portfolio may involve an above average degree of risk because of the significant representation on the

Index of common stocks of smaller- and medium-sized companies, which tend to be more volatile and less liquid than stocks of larger companies. In addition, the PSE Technology Index is price weighted, which means that its component stocks are given a percentage weighting based on their price. Although this indexing method allows the PSE Technology Index to accurately measure a broad representation of technology stocks without being dominated by a few large companies, it may cause the PSE Tech 100 Index Portfolio to experience higher turnover and brokerage expenses than if the Index's component stock were not indexed in this fashion.

  Certain hedging strategies and related option transactions in which the S&P 100 Plus, Dividend Achievers and PSE Tech 100 Index Portfolios may engage, and futures transactions in which the S&P 100 Plus and PSE Tech 100 Index Portfolios may engage, expose those Portfolios to special risks. See "Investment Program -- Options and Futures Activities -- Risks Associated With Options and Futures."

WHAT ARE THE ADVANTAGES OF STOCK INDEXING?

  Stock indexing allows investors to purchase a package of common stocks, the value of which moves with the value of the market index it is designed to follow, such as the Standard & Poor's 100 Index, the Standard & Poor's 500 Index, the New York Stock Exchange Composite Index and the PSE Technology Index. Frequently, the performance of individual investment managers does not match the performance of such stock indices.

HOW DO THE PORTFOLIOS DISTRIBUTE INCOME?

  Dividends will be declared daily and paid monthly in the Tax-Exempt and Government Portfolios, and will be declared and paid quarterly in the S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios. Any net realized capital gains will be declared and paid annually. Investors may receive their income dividends and capital gain distributions in additional shares of the Portfolio, in additional shares in another Principal Preservation portfolio or in cash. See "Dividends, Capital Gains Distributions And Reinvestments."

WHO MANAGES THE PORTFOLIOS?

  Ziegler Asset Management, Inc. is the investment advisor for each of the Portfolios. Skyline Asset Management, L.P. is the sub-advisor for the Select Value Portfolio. See "Management."


HOW CAN SHARES BE PURCHASED?

  Shares may be purchased at the public offering price next determined after receipt of an order to purchase. The offering price is the net asset value per share plus a sales charge. Shares may be purchased from Ziegler in its capacity as distributor (the "Distributor") of each Portfolio's shares, from broker-dealers and other financial institutions or firms that have entered into agreements with the Distributor with respect to their assistance in distributing shares of the Portfolios ("Selected Dealers"), or through a program of services offered or administered by a broker-dealer, investment advisor, financial institution or other service provider which meets standards established by Ziegler. See "Purchase of Shares." Ziegler's principal office is at 215 North Main Street, West Bend, WI 53095; telephone 800-826-4600. The minimum initial investment in a Portfolio is $1,000. The minimum subsequent investment is $50. The minimum initial investment for IRA accounts is $500, and the minimum subsequent investment is $25.



HOW CAN YOU REDEEM OR EXCHANGE YOUR SHARES?

  Shares may be redeemed by mail or telephone. The redemption value of the shares is the net asset value per share as of the close of business on the day the redemption request is received in proper form. Subject to a service charge (currently $5.00), shares of any Portfolio may be exchanged for shares of any other Principal Preservation fund on the basis of their relative net asset value after the shares to be exchanged have been held for more than six months. See "Redemptions" and "Shareholder Services." Information as to Principal Preservation portfolios other than the seven Portfolios offered by this Prospectus is provided by separate prospectuses, copies of which can be obtained from the Distributor.

                                    EXPENSES



                                                                              S&P 100    DIVIDEND       SELECT    PSE TECH
                                                  TAX-EXEMPT  GOVERNMENT         PLUS   ACHIEVERS        VALUE   100 INDEX
                                                   PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO
                                                  ---------- -----------   ----------  ----------   ----------  ----------
SHAREHOLDER TRANSACTION
 EXPENSES
 Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price)(1)              3.50%       3.50%        5.25%       5.25%        5.25%       5.25%
 Maximum Sales Load Imposed on Reinvested
   Dividends (as a percentage of offering price)          0%          0%           0%          0%           0%          0%
 Deferred Sales Load (as a percentage of original
   purchase price or redemption proceeds)                 0%          0%           0%          0%           0%          0%
 Redemption Fees (as a percentage of amount
   redeemed)(2)                                           0%          0%           0%          0%           0%          0%
 Exchange Fee                                          $5.00       $5.00        $5.00       $5.00        $5.00       $5.00

ANNUAL FUND OPERATING EXPENSES - AFTER WAIVERS
 AND REIMBURSEMENTS (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)(3)
 Management Fees (After Waivers)                       0.58%       0.60%        0.35%       0.72%        0.37%       0.00%
 12b-1 Fees (4)                                        0.25%       0.25%        0.25%       0.25%        0.25%       0.25%
 Other Expenses:
   Custodian Fees                                      0.02%       0.02%        0.03%       0.03%        0.03%       0.08%
   Transfer Agent Fees                                 0.09%       0.12%        0.10%       0.11%        0.12%       0.17%
   Other Fees (After Reimbursement)(5)                 0.16%       0.19%        0.12%       0.19%        0.53%       0.20%
                                                      ------      ------       ------      ------       ------       -----
 Total Other Expenses                                  0.27%       0.33%        0.25%       0.33%        0.68%       0.45%
 Total Fund Operating Expenses
   (After Reimbursements)(5)                           1.10%       1.18%        0.85%       1.30%        1.30%       0.70%


---------------

(1) Through December, 31, 1998, shareholders who held shares in any of the S&P 100 Plus, Dividend Achievers, Select Value or PSE Tech 100 Portfolios at the close of business on September 5, 1997 will be able to buy additional shares in that Portfolio at a reduced maximum sales load of 4.50%. Investors may be able to qualify for a lower sales load. See "Purchase of Shares" and "Shareholder Services."


(2)    Ziegler, in its capacity as transfer agent, charges a fee
(presently $7.50) for redemptions by wire transfer.


(3) The percentages expressing annual operating expenses are based on amounts actually incurred during the year ended December 31, 1997, net of applicable fee waivers and expense reimbursements in effect for the current year. See note (5). Fees paid by all of the Portfolios for custodian and transfer agent services are determined on a basis other than a straight percentage of average net assets. For a discussion of fees associated with these services, see "Management -- The Advisors."


(4) Because the Rule 12b-1 distribution fee is paid quarterly throughout the life of the investment rather than as a one-time fee, long term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers ("NASD"), which is generally 6.25% of new sales plus an interest factor.


(5) The Advisor has committed to waive advisory fees with respect to the following Portfolios so that for fiscal year 1998 the total operating expenses of such Portfolios will not exceed the following percentages of their respective average daily net assets: S&P 100 Plus Portfolio - 0.85%; Dividend Achievers Portfolio - 1.30%; Select Value Portfolio - 1.30%; and PSE Tech 100 Index Portfolio - 0.70%. The Advisor committed to waive advisory fees and/or reimburse expenses with respect to the S&P 100 Plus Portfolio, commencing on May 1, 1997, so that for the 12 months ending May 1, 1998 the total operating expenses of that Portfolio will not exceed 0.80% of its average daily net assets. Without giving effect to such waivers and reimbursements, "Management Fees," "Other Fees," and "Total Fund Operating Expenses" as a percentage of the respective Portfolio's average daily net assets would be: 0.44%, 0.12% and 0.94% for the S&P 100 Plus Portfolio; 0.75%, 0.19% and 1.33% for the Dividend Achievers Portfolio; 0.75%, 0.59% and 1.74% for the Select Value Portfolio; and 0.50%, 0.22% and 1.22% for the PSE Tech 100 Index Portfolio. The Advisor's commitment to waive fees and/or reimburse expenses would not affect the "Management Fees," "Other Fees" or "Total Fund Operating Expenses" for the Tax-Exempt and Government Portfolios.

EXAMPLE

  You would pay the following expenses on a $1,000 investment in each Portfolio, assuming 5% annual return and redemption at the end of each time period:

                                  1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                  ------   -------   -------  --------
Tax-Exempt Portfolio                 $46       $69       $93      $164
Government Portfolio                  47        71        98       173
S&P 100 Plus Portfolio                61        78        97       152
Dividend Achievers Portfolio          65        92       120       201
Select Value Portfolio                65        92       120       201
PSE Tech 100 Index Portfolio          59        74        89       135


  The purpose of the table is to assist investors in understanding the various costs and expenses they will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see "Management," "Purchase Of Shares," "Redemptions" and "Shareholder Services." THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

                              FINANCIAL HIGHLIGHTS

  The following Financial Highlights tables present information relating to a share of capital stock of each Portfolio outstanding for the periods presented. This information should be read in conjunction with the financial statements and related notes thereto contained in Principal Preservation's 1997 Annual Report to Shareholders, which financial statements are incorporated herein by reference. The information has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is contained in the 1997 Annual Report to Shareholders, copies of which are available without charge from the Distributor.


                                                                      TAX-EXEMPT PORTFOLIO
                                ---------------------------------------------------------------------------------------------
                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------------

                               1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                              -----     -----     -----     -----    ------     -----    ------    ------     -----     -----
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD         $9.30     $9.39     $8.36     $9.41     $8.67     $8.46     $8.19     $8.23     $8.06     $8.14
INCOME FROM
  INVESTMENT OPERATIONS:
 Net investment income          .41       .43       .45       .45       .48       .50       .53       .53       .55       .55
 Net realized and
   unrealized gains (losses)
   on investments               .44     (.09)      1.03    (1.05)       .74       .21       .27     (.04)       .17     (.08)
                              -----     -----     -----     -----    ------     -----    ------    ------     -----     -----
 TOTAL FROM INVESTMENT
   OPERATIONS                   .85       .34      1.48     (.60)      1.22       .71       .80       .49       .72       .47
                              -----     -----     -----     -----    ------     -----    ------    ------     -----     -----
LESS DISTRIBUTIONS:
 Dividends from net
   investment income          (.41)     (.43)     (.45)     (.45)     (.48)     (.50)     (.53)     (.53)     (.55)     (.55)
 Distributions from net
   realized gains on
   investments                (.22)        --        --        --        --        --        --        --        --        --
                              -----     -----     -----     -----    ------     -----    ------    ------     -----     -----
 TOTAL DISTRIBUTIONS          (.63)     (.43)     (.45)     (.45)     (.48)     (.50)     (.53)     (.53)     (.55)     (.55)
                              -----     -----     -----     -----    ------     -----    ------    ------     -----     -----
NET ASSET VALUE,
  END OF PERIOD               $9.52     $9.30     $9.39     $8.36     $9.41     $8.67     $8.46     $8.19     $8.23     $8.06
                              =====    ======     =====     =====     =====     =====     =====     =====     =====     =====

TOTAL RETURN*                  9.4%      3.8%     18.1%    (6.4)%     14.3%      8.6%     10.0%      6.2%      9.2%      6.0%

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (to nearest thousand)     $60,252   $66,310   $56,443   $55,492   $68,102   $60,171   $63,932   $65,265   $73,333   $85,469
Ratio of net expenses to
  average net assets           1.1%     1.1%+      1.0%+     1.0%      0.9%      0.9%      0.9%      0.9%      1.0%      1.2%
Ratio of net investment
  income to average net
  assets                       4.4%     4.7%+      4.9%+     5.2%      5.2%      5.9%      6.3%      6.6%      6.7%      6.9%
Portfolio turnover rate      209.2%    163.1%    105.9%     36.1%     56.3%     48.5%     38.3%     40.3%     21.5%     38.8%

---------------
*The Portfolio's sales charge is not reflected in total return as set forth in the table.
+Reflects a voluntary reimbursement of expenses to the Portfolio of 0.1% in 1996 and 0.01% in 1995.


                                                                      GOVERNMENT PORTFOLIO
                               ----------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDED DECEMBER 31,
                               ----------------------------------------------------------------------------------------------
                               1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                              -----     -----     -----     -----    ------     -----    ------    ------     -----     -----
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD         $9.20     $9.64     $8.84     $9.98     $9.64     $9.68     $9.10     $9.11     $8.88     $9.11
INCOME FROM
  INVESTMENT OPERATIONS:
 Net investment income          .63       .64       .61       .61       .63       .67       .73       .76       .75       .75
 Net realized and
   unrealized gains (losses)
   on investments               .08     (.44)       .80    (1.14)       .35     (.04)       .58     (.01)       .23     (.17)
                              -----     -----     -----     -----    ------     -----    ------    ------     -----     -----
 TOTAL FROM INVESTMENT
   OPERATIONS                   .71       .20      1.41     (.53)       .98       .63      1.31       .75       .98       .58
                              -----     -----     -----     -----    ------     -----    ------    ------     -----     -----
LESS DISTRIBUTIONS:
 Dividends from net
   investment income          (.63)     (.64)     (.61)     (.61)     (.64)     (.67)     (.73)     (.76)     (.75)     (.75)
 Distributions from net
   realized gains
   on investments                --        --        --        --        --        --        --        --        --     (.06)
                              -----     -----     -----     -----    ------     -----    ------    ------     -----     -----
 TOTAL DISTRIBUTIONS          (.63)     (.64)     (.61)     (.61)     (.64)     (.67)     (.73)     (.76)     (.75)     (.81)
                              -----     -----     -----     -----    ------     -----    ------    ------     -----     -----
NET ASSET VALUE,
  END OF PERIOD               $9.28     $9.20     $9.64     $8.84     $9.98     $9.64     $9.68     $9.10     $9.11     $8.88
                             ======     =====     =====     =====    ======    ======     =====     =====     =====    ======

TOTAL RETURN*                  8.1%      2.3%     16.3%    (5.4)%     10.3%      6.8%     15.1%      8.7%     11.5%      6.5%

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (to nearest thousand)     $40,683   $44,920   $49,319   $47,324   $54,327   $37,634   $32,737   $29,351   $30,631   $32,950
Ratio of net expenses to
  average net assets          1.1%+      1.1%+     1.1%+     1.1%      1.0%      1.0%      1.1%      1.2%     1.2%+     1.2%+
Ratio of net investment
  income to average net
  assets                       7.0%+     7.0%+     6.5%+     6.6%      6.2%      7.0%      8.0%      8.5%     8.4%+      8.3%+
Portfolio turnover rate       78.6%     36.9%     68.2%    106.1%      8.7%     10.0%     62.2%     57.1%   141.8%      36.7%

---------------
*The Portfolio's sales charge is not reflected in total return as set forth in the table.
+Reflects a voluntary reimbursement of expenses to the Portfolio of 0.04% in 1997, 0.04% in 1996, 0.02% in 1995, 0.1% in 1989, and 0.5% in 1988.


                                                                       S&P 100 Plus Portfolio
                                ---------------------------------------------------------------------------------------------
                                                                 For the years ended December 31,
                               ----------------------------------------------------------------------------------------------
                               1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                              -----     -----     -----     -----    ------     -----    ------    ------     -----     -----
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD        $22.08    $19.53    $14.95    $15.04    $14.01    $14.22    $11.60    $12.27    $10.11     $9.62
INCOME FROM
  INVESTMENT OPERATIONS:
 Net investment income          .26       .29       .25       .25       .21       .24       .27       .28       .26       .26
 Net realized and
   unrealized gains (losses)
   on investments              5.63      4.07      5.21     (.09)      1.14       .48      2.93     (.67)      2.17      1.37
                              -----     -----     -----     -----    ------     -----    ------    ------     -----     -----
 TOTAL FROM INVESTMENT
   OPERATIONS                  5.89      4.36      5.46       .16      1.35       .72      3.20     (.39)      2.43      1.63
                              -----     -----     -----     -----    ------     -----    ------    ------     -----     -----
LESS DISTRIBUTIONS:
 Dividends from net
   investment income          (.26)     (.29)     (.25)     (.25)     (.21)     (.24)     (.27)     (.28)     (.26)     (.26)
 Distributions from
   net realized gains
   on investments             (.65)    (1.52)     (.63)        --     (.11)     (.69)     (.31)        --     (.01)     (.88)
 Distributions in excess
   of net realized gains      (.02)        --        --        --        --        --        --                  --        --     --
                              -----     -----     -----     -----    ------     -----    ------    ------     -----     -----
TOTAL DISTRIBUTIONS           (.93)    (1.81)     (.88)     (.25)     (.32)     (.93)     (.58)     (.28)     (.27)    (1.14)
                              -----     -----     -----     -----    ------     -----    ------    ------     -----     -----
NET ASSET VALUE,
  END OF PERIOD              $27.04    $22.08    $19.53    $14.95    $15.04    $14.01    $14.22    $11.60    $12.27    $10.11
                            =======    ======    ======    ======    ======    ======    ======    ======    ======    ======
TOTAL RETURN*                 26.8%     22.4%     36.7%      1.1%      9.7%      5.2%     27.8%    (3.2)%     24.3%     17.1%

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (to nearest thousand)    $105,738   $77,517   $57,062   $40,034   $38,944   $30,025   $27,420   $20,413   $20,811   $16,960
Ratio of net expenses to
  average net assets          0.9%+    1.0%+       1.2%      1.2%      1.2%      1.3%      1.3%     1.3%+<F2> 1.3%+<F2> 1.4%+
Ratio of net investment
  income to average net
  assets                      1.0%+    1.4%+       1.4%      1.7%      1.4%      1.7%      2.0%+     2.4%+     2.3%+     2.5%+
Portfolio turnover rate       17.0%    8.0%        3.5%      1.0%      2.2%      8.5%      3.1%      1.9%      3.0%     37.5%
Average commission paid
  per share+               $0.0235   $0.0348        --        --        --        --        --        --        --        --

---------------
*The Portfolio's sales charge is not reflected in total return as set forth in the table.
+Reflects a voluntary reimbursement of expenses to the Portfolio of 0.11% in 1997, 0.01% in 1996, 0.2% in 1990, 0.4% in 1989, and 0.8% in 1988.
+Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.


                                                                DIVIDEND ACHIEVERS PORTFOLIO
                                ---------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------------

                               1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                              -----     -----     -----     -----    ------     -----    ------    ------     -----     -----
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD        $20.01    $16.97    $13.24    $13.40    $14.25    $14.84    $11.50    $11.65    $10.00     $8.99
INCOME FROM
  INVESTMENT OPERATIONS:
 Net investment income          .13       .14       .18       .18       .14       .14       .25       .25       .28       .28
 Net realized and
   unrealized gains
   (losses) on
   investments                 5.43      3.54      3.99     (.02)     (.85)       .31      4.14     (.15)      1.65      1.06
                              -----     -----     -----     -----    ------     -----    ------    ------     -----     -----
 TOTAL FROM INVESTMENT
   OPERATIONS                  5.56      3.68      4.17       .16     (.71)       .45      4.39       .10      1.93      1.34
                              -----     -----     -----     -----    ------     -----    ------    ------     -----     -----
LESS DISTRIBUTIONS:
 Dividends from net
   investment income          (.13)     (.14)     (.18)     (.18)     (.14)     (.14)     (.25)     (.25)     (.28)     (.27)
 Distributions from
   net realized gains
   on investments             (.31)     (.50)     (.26)     (.14)        --     (.90)     (.80)        --        --     (.06)
                              -----     -----     -----     -----    ------     -----    ------    ------     -----     -----
 TOTAL DISTRIBUTIONS          (.44)     (.64)     (.44)     (.32)     (.14)    (1.04)    (1.05)     (.25)     (.28)     (.33)
                              -----     -----     -----     -----    ------     -----    ------    ------     -----     -----
NET ASSET VALUE,
  END OF PERIOD              $25.13    $20.01    $16.97    $13.24    $13.40    $14.25    $14.84    $11.50    $11.65    $10.00
                             ======    ======    ======    ======    ======    ======    ======    ======    ======   =======

TOTAL RETURN*                 27.9%     21.8%     31.7%      1.2%    (5.0)%      3.1%     38.5%      1.0%     19.5%     15.0%

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (to nearest thousand)     $39,565   $30,504   $25,393   $20,231   $24,928   $27,020   $18,202   $11,468   $12,750    $6,854
Ratio of net expenses to
  average net assets          1.2%+     1.2%+     1.3%+      1.5%     1.3%+     1.2%+     1.2%+     1.2%+     1.2%+     1.2%+
Ratio of net investment
  income to average net
  assets                      0.6%+     0.8%+     1.2%+      1.3%     1.0%+     1.0%+     1.8%+     2.3%+     2.6%+     2.9%+
Portfolio turnover rate       11.9%     13.1%     28.2%     36.5%     92.7%     83.0%     96.5%     47.7%     30.9%     10.1%
Average commission paid
  per share+                $0.0484   $0.0609        --        --        --        --        --        --        --        --

---------------
*The Portfolio's sales charge is not reflected in total return as set forth in the table.
+Reflects a voluntary reimbursement of expenses to the Portfolio of 0.1% in 1997, 0.1% in 1996, 0.2% in 1995, 0.1% in 1993, 0.1% in 1992, 0.2% in 1991, 0.5%
in 1990, 0.7% in 1989, and 1.7% in 1988.
+Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.


                                                                SELECT VALUE PORTFOLIO
                                           -------------------------------------------------------------

                                                                                    FOR THE
                                                                                 PERIOD FROM
                                                                                AUGUST 23, 1994
                                           FOR THE YEARS ENDED DECEMBER 31,      (COMMENCEMENT
                                           --------------------------------     OF OPERATIONS) TO
                                             1997      1996      1995          DECEMBER 31, 1994
                                            ------     -----     -----         ------------------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD                       $10.97    $10.21     $9.03               $9.55
INCOME FROM
  INVESTMENT OPERATIONS:
 Net investment income                         .01       .04       .14                 .04
 Net realized and unrealized
   gains (losses) on investments              2.93      2.68      1.73               (.51)
                                            ------    ------    ------              ------
 TOTAL FROM INVESTMENT OPERATIONS             2.94      2.72      1.87               (.47)
                                            ------    ------    ------              ------
LESS DISTRIBUTIONS:
 Dividends from net
   investment income                         (.01)     (.04)     (.14)               (.03)
 Distributions from net realized
   gains on investments                     (1.83)    (1.92)     (.43)               (.01)
 Distributions in excess of net
   realized gains on investments                --        --     (.12)                  --
 Book return of capital                         --        --        --               (.01)
                                            ------    ------    ------              ------
 TOTAL DISTRIBUTIONS                        (1.84)    (1.96)     (.69)               (.05)
                                            ------    ------    ------              ------

NET ASSET VALUE,
  END OF PERIOD                             $12.07    $10.97    $10.21               $9.03
                                           =======    ======   =======              ======

TOTAL RETURN**                               27.2%     26.7%     20.8%              (5.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                     $8,497    $4,829    $3,445              $1,935
Ratio of net expenses to
  average net assets                         1.1%+     1.0%+     0.8%+              0.8%*+
Ratio of net investment
  income to average net assets               0.1%+     0.3%+     1.4%+              1.1%*+
Portfolio turnover rate                      82.5%    122.2%    124.3%               20.2%
Average commission paid per share+         $0.0467   $0.0611        --                  --

---------------
*Annualized.
**The Portfolio's sales charge is not reflected in total return as set forth in the table.
+Reflects a voluntary reimbursement of expenses to the Portfolio of 1.0% in 1997, 1.4% in 1996, 2.5% in 1995 and 0.4% in 1994.
+Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.

                                               PSE TECH 100 INDEX PORTFOLIO
                                        -------------------------------------------------
                                                                      FOR THE PERIOD FROM
                                                                         JUNE 10, 1996
                                                                         (COMMENCEMENT
                                        FOR THE YEAR ENDED            OF OPERATIONS) TO
                                        DECEMBER 31, 1997             DECEMBER 31, 1996
                                        -----------------            --------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD          $10.76                         $10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                           .04                            .03
 Net realized and unrealized gains
   on investments                               2.04                           1.03
                                             -------                         ------
 TOTAL FROM INVESTMENT OPERATIONS               2.08                           1.06
                                             -------                         ------
LESS DISTRIBUTIONS:
 Dividends from net investment income          (.04)                          (.03)
 Distributions from net realized gains
   on investments                              (.38)                          (.24)
 Distributions in excess of net realized
   gains                                       (.03)                          (.03)
                                             -------                         ------
 TOTAL DISTRIBUTIONS                           (.45)                          (.30)
                                             -------                         ------
NET ASSET VALUE, END OF PERIOD                $12.39                         $10.76
                                              ======                         ======

TOTAL RETURN**                                 19.4%                          10.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest
   thousand)                                 $27,144                         $6,004
Ratio of net expenses to average net assets    0.2%+                         0.0%*+
Ratio of net investment income to average
  net assets                                   0.3%+                         0.7%*+
Portfolio turnover rate                        22.0%                           3.0%
Average commission paid per share            $0.0544                        $0.0634

---------------
*Annualized.
**The Portfolio's sales charge is not reflected in total return as set forth in the table.
+Reflects a voluntary reimbursement of expenses to the Portfolio of 1.1% and 3.3% in 1997 and 1996.

                             INVESTMENT OBJECTIVES

  The following is a brief description of the investment objectives and policies of each Portfolio. Certain instruments and techniques discussed in this summary are described in greater detail under "Investment Program" in this Prospectus and in the Statement of Additional Information. There can be no assurance that the investment objective of any Portfolio will be achieved.

  The Statement of Additional Information contains specific investment restrictions which govern the investments of each Portfolio. Certain of these restrictions and each Portfolio's investment objective are fundamental policies, which means that they may not be changed without a majority vote of shareholders of that Portfolio. All other investment policies and practices may be changed without shareholder approval. The fundamental restrictions applicable to the Portfolios include a prohibition on purchasing a security, other than a "U.S. Government Security" (as defined below) or a security necessary to approximate the composition of an index, if as a result more than 5% of the total assets of the Portfolio would be invested in the securities of the issuer, or if the Portfolio would own more than 10% of the outstanding voting securities of the issuer.

  Each Portfolio is subject to a number of additional investment restrictions which are described in the section of the Statement of Additional Information entitled "Investment Restrictions." Among these restrictions are that no Portfolio may borrow money or property except for temporary or emergency purposes. If a Portfolio borrows money it will only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). No Portfolio will pledge more than 15% of its net assets to secure such borrowings. In the event a Portfolio's borrowing exceeds 5% of the market value of its total assets, the Portfolio will not invest in any additional securities until its borrowings are reduced to less than 5% of total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with the hedging activities of a Portfolio are not deemed to be a pledge of assets.

TAX-EXEMPT PORTFOLIO

  The investment objective of this Portfolio is to obtain the highest total return, consistent with the preservation of principal, through investment in high quality municipal bonds with remaining maturities of two to 20 years. It is a fundamental policy of the Portfolio to invest at least 90% of its total assets in tax-exempt municipal securities, under ordinary circumstances. Substantially all of the Portfolio's interest income is intended to be exempt from federal income taxes, but may be subject to state and local taxes. Any capital gain will be subject to federal income tax and may be subject to state and local taxes. See "Tax Status."

GOVERNMENT PORTFOLIO

  The investment objective of this Portfolio is to obtain the highest total return consistent with preservation of principal through investments in U.S. Government Securities.

S&P 100 PLUS PORTFOLIO

  The investment objective of this Portfolio is to obtain a total return from dividends and capital gains which, before deducting the operating expenses of the Portfolio, exceeds that of the S&P 100 Index. To achieve this objective, the Portfolio invests in a portfolio of common stocks which approximately parallels the composition of the S&P 100 Index, and engages in various portfolio strategies from time to time to attempt to enhance total return and hedge protectively against adverse changes in stock market values, including overweighting and underweighting the Portfolio's investments in certain common stocks or categories of common stocks relative to their representation on the Index. It is not the Portfolio's intention to replicate the S&P 100 Index at all times.
                                      -13-

DIVIDEND ACHIEVERS PORTFOLIO

  The investment objective of this Portfolio is to obtain capital appreciation and income through investment in a portfolio of common stocks of companies that have achieved a superior record of dividend growth. Because stocks with a record of superior dividend growth are frequently accorded a market premium, they will generally not carry a high yield.

SELECT VALUE PORTFOLIO

  The investment objective of this Portfolio is to obtain maximum capital appreciation primarily through investments in common stocks that the Advisors consider undervalued relative to earnings, book value or potential earnings growth. The Portfolio pursues its investment objective generally by investing in smaller and medium-sized companies, although the Portfolio is not restricted to investments in companies of any particular size. The Portfolio emphasizes investments in companies whose outstanding shares have aggregate market capitalizations ranging from $400 million to $2 billion. Market capitalization is calculated by multiplying the total number of a company's outstanding common shares by the per share market price of such shares.

PSE TECH 100 INDEX PORTFOLIO

  The investment objective of this Portfolio is to obtain a total return, before operating expenses of the Portfolio, that replicates the total return of the PSE Technology Index. The Portfolio seeks to achieve this objective by investing in all 100 common stocks included in the PSE Technology Index in approximately the same proportions as they are represented in the Index. The PSE Technology Index is widely recognized as a benchmark for the technology sector of the United States stock market and consists of 100 common stocks of companies representing 15 different technology subsectors.

                               INVESTMENT PROGRAM

OVERVIEW

  This section contains a general description of the investment program and other investment practices of each Portfolio. Further information is contained in the Statement of Additional Information. Shareholders will be notified prior to implementation of any material change in a Portfolio's investment program.

TAX-EXEMPT PORTFOLIO

  This Portfolio will invest primarily in municipal securities rated at the time of purchase in an "A" category or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or Fitch Investors Service, Inc. For a description of such ratings, see "Description of Ratings of Certain Fixed Income Securities" in the Statement of Additional Information. The Portfolio's bonds will generally consist of municipal securities with remaining maturities of two to 20 years. The Portfolio may also enter into forward commitments for the purchase of municipal securities, may make short sales of securities already owned to defer realization of a gain or loss for federal income tax purposes and may lend its portfolio securities. See "Lending of Portfolio Securities" and "Other Investment Practices" below.

GOVERNMENT PORTFOLIO

  To achieve its objective of obtaining the highest total return consistent with preservation of principal, this Portfolio will invest in U.S. Government Securities. These securities are issued with original maturities of from a few days to 30 years or more, and with varying coupon rates. Although the Portfolio is not limited as to the average maturity of its bonds, the Advisors believe that an average maturity of five to ten years is most consistent with the Portfolio's investment objective. The Advisors have indicated that the Portfolio's average maturity will be maintained in this range unless and until market conditions warrant a change and advance notice has been provided to shareholders. Under normal conditions, the Portfolio does not intend to purchase zero coupon bonds. However, to the extent such bonds may be utilized, they would involve greater price volatility than interest bearing bonds of compa-rable maturities and would result in taxable income without actual cash distributions. Under normal market conditions at least 65% of the Portfolio's assets will be invested in U.S. Government Securities. This Portfolio may also enter into forward commitments for the purchase of U.S. Government Securities, may make short sales of securities already owned to defer realization of a gain for Federal income tax purposes and may lend its portfolio securities. See "Lending of Portfolio Securities" and "Other Investment Practices" below.

S&P 100 PLUS PORTFOLIO

  The S&P 100 Index was designed to track closely the S&P 500 Index, which is designed to be representative of the stock market as a whole. There have been some significant variances in the correlation between the S&P 100 and S&P 500 Indices and between the S&P 500 Index and the broad market for large capitalization common stocks. There can be no assurance that any index will correlate precisely to the stock market as a whole over any specific period of time, or that the S&P 100 Plus Portfolio's performance will parallel that of either of these indices or the stock market generally.


  The S&P 100 Index was created by the Chicago Board Options Exchange (CBOE) in 1983 with stocks selected from the optionable equities traded on that exchange. These 100 stocks include many large U.S. corporations. General Electric Company, Exxon Corporation, Coca-Cola Company, Microsoft Corporation and Merck & Co., Inc. are five of the largest components of the Index. A complete list of the stocks currently comprising the S&P 100 Index is included as Appendix A to this Prospectus.



  The S&P 100 Plus Portfolio invests in the common stocks which make up the S&P 100 Index, in approximately the same relative proportion as the stocks in the Index comprise the Index. For example, at December 31, 1997, General Electric comprised approximately 7.46% of the S&P 100 Index, and it is the intention of this Portfolio generally to invest the same percentage of its common stock interests in Exxon. The Advisor generally will attempt to match the S&P 100 Index as closely as is economically feasible, given the higher transaction costs of trading common stocks in less than 100 share lots. Portfolio purchases in $4.5 to $5.0 million increments will allow the companies with the lowest Index weighting to be bought in 100 share lots. The Portfolio does not select the stocks in the Index, and as the composition of the Index changes, so will the underlying portfolio of common stocks in the Portfolio. As soon as practicable after receipt of notification of changes in the S&P 100 Index (either as to the securities comprising the Index or the percentage of total composition represented by particular securities), the Advisor will attempt to adjust the composition of the Portfolio in a similar manner. Under normal market conditions, at least 65% of this Portfolio's total assets will be invested in the common stocks which make up the S&P 100 Index.


  In the event the Advisor's research and analysis leads them to believe that certain S&P 100 Index stocks or groups of stocks within related industries or market sectors likely will underperform and outperform the Index, the Advisors may overweight or underweight the Portfolio's investments in such common stocks to take advantage of the anticipated overperformance or protect against the anticipated underperformance. This strategy relies on the ability of the Advisor to identify correctly those stocks which will underperform or outperform the S&P 100 Index. To the extent the Advisor's judgment proves correct, the performance of the Portfolio will be enhanced as compared to that of the S&P 100 Index. Conversely, if the Advisor's judgment proves incorrect, this overweighting/underweighting strategy will detract from the performance of the Portfolio as compared to the S&P 100 Index.

  At times, the Portfolio may hold uncommitted cash, either to meet anticipated liquidity needs or pending investment of proceeds derived from sales of the Portfolio's shares. In order to achieve a return on such uncommitted cash which approximates the investment performance of the S&P 100 Index, the Advisor may elect to invest such cash in exchange-traded futures contracts and options on the S&P 500 Index and/or the S&P 100 Index. This practice is commonly referred to as "equitizing cash."

  While the Portfolio has open index option positions, it will maintain in a segregated account with its depository cash or cash equivalents sufficient to cover the market value of its open positions in accordance with the practices of the exchanges on which the options are traded. Futures transactions require the Portfolio to deposit with its custodian a specified amount of cash or cash equivalents, commonly referred to as initial margin. While the futures position remains open, the futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded, and the Portfolio pays or receives variation margin equal to the daily change in value of the contract. Those practices generally will require that the value of the open positions be determined daily and that the amount of the segregated account be adjusted accordingly.

  Although it has no present intention to do so, the S&P 100 Plus Portfolio may also write (sell) covered call options and put options and may purchase call options and put options on individual stocks and stock indices to enhance total return and for hedging purposes. See "Options and Futures Activities" below and "Investment Program" in the Statement of Additional Information.

  This Portfolio also may make short sales of securities already owned and may lend its portfolio securities. See "Lending of Portfolio Securities" and "Other Investment Practices" below.

  Price movements in the S&P 100 Plus Portfolio likely will not correlate perfectly with movements in the level of the S&P 100 Index because of the potential inability of the Portfolio to match the weightings of its securities precisely to the Index, because the Portfolio's securities may at times vary substantially in terms of issuers and/or weightings from those reflected in the Index, and because of the transaction costs which accompany purchases and sales of actual stock positions.

  The S&P 100 Plus Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, implied or expressed, to the shareholders of the Portfolio, or any member of the public regarding the advisability of investing in index funds generally, or in this Portfolio particularly, or the ability of the S&P Index to track general stock market performance. S&P's only relationship to this Portfolio is the licensing of the S&P trademarks and S&P 100 which is determined, composed and calculated by S&P without regard to this Portfolio. "Standard & Poor's," "Standard & Poor's 100," "S&P," "S&P 100" and "100" in connection with the S&P 100 are trademarks of S&P.


DIVIDEND ACHIEVERS PORTFOLIO

  The Portfolio invests primarily in common stocks of companies with a superior record of dividend growth. Such companies typically have strong balance sheets. In addition to providing an income stream from dividend payments, the Advisor believes that the market values of these stocks will increase over time because anticipated future dividend growth is typically reflected in increased market prices. Generally, the Portfolio limits its investments to the common stocks of companies that have increased their payment of cash dividends annually for at least eight of the past ten calendar years, and which have a compound annual dividend growth of at least 10% per year over a five-year period. As of December 31, 1997, approximately 210 companies traded on the New York or American Stock Exchange or listed on the Nasdaq Stock Market met these criteria. Depending on the availability of stocks meeting these criteria, market conditions or portfolio diversification, the Portfolio may invest in the common stocks of other companies with either a superior record of dividend growth or that have a demonstrated earnings growth and potential to pay dividends at a superior rate.


  The Portfolio also intends to invest a portion of its assets in liquid reserves to meet cash flow requirements. Under normal conditions, the Portfolio anticipates that such reserves will not exceed 20% of total assets. The Portfolio may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Portfolio's reserves will be invested in money market instruments, including U.S. Government Securities, certificates of deposit, banker's acceptances, commercial paper and short-term corporate debt securities.

  The Portfolio may seek to enhance income by writing covered call options or purchasing put options with respect to some or all of its portfolio of common stocks, but has no present intention to do so. See "Options and Futures Activities" below and "Investment Program" in the Statement of Additional Information. This Portfolio may also make short sales of securities already owned and lend its portfolio securities. See "Lending of Portfolio Securities" and "Other Investment Practices" below.

SELECT VALUE PORTFOLIO

  The Portfolio pursues its investment objective generally by investing in smaller sized companies having market capitalizations ranging from $400 million to $2 billion. Although the Portfolio is not restricted to any particular investments, companies in which the Portfolio invests do business in a cross-section of industries and generally fall into one of the following three categories:

  1. A company that the Advisors believe will achieve above average growth in revenues and earnings, but that is selling at a price/earnings ratio at or below the average for the S&P 500 Index.

  2. A company that has experienced problems leading to a depressed stock price where the Advisors believe that there is a reasonable likelihood that the company's operations will improve.

  3. A company that does not fall into the above categories, but because of special circumstances appears undervalued and consequently offers potential for appreciation.

  The Portfolio is ordinarily substantially fully invested and, under normal market conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of domestic issuers. The Portfolio may also invest up to 5% of its total assets directly in securities of foreign issuers not publicly traded in the United States, and may invest without regard to this restriction in securities of foreign issuers represented by American Depository Receipts
(ADRs), which are receipts issued by an American bank or trust company and traded on national securities exchange evidencing ownership of the underlying foreign securities, and equity securities issued by Canadian issuers. The Portfolio may invest up to 35% of its total assets in high-quality, fixed-income securities and short-term investments. The Portfolio also may invest up to 5% of its net assets in warrants for the purchase of equity securities in which the Portfolio may invest.

  The Portfolio employs a value-oriented style of investing, which from time to time is more or less favored by investors compared to a strategy focusing on investment in growth-oriented stocks. Although value investing has been less favored over the past several years, in the Advisors' judgment the advantage of value-oriented stocks over growth-oriented stocks is greater than usual during periods of economic recovery. During periods of economic weakness, growth-oriented stocks may provide solid earnings growth despite the difficult economic environment, but as the economy improves, many investors are reluctant to pay a premium for high-priced growth stocks when lower-priced stocks that are also showing good earnings growth are available.

  Smaller and medium-sized company stocks as a group may outperform or underperform larger capitalization stocks as a group over various periods. The performance cycle of medium capitalization stocks tends to mirror that of smaller capitalization stocks, but with less pronounced peaks and troughs (meaning somewhat lower gains, but also reduced volatility.) The performance advantage of smaller capitalization stocks has historically been greatest in periods of recovery after economic weakness. Comparing stock performance during and immediately after the last six economic recessions, smaller capitalization stocks have outperformed larger capitalization stocks by a margin of nearly two to one. When coupled with a value-oriented investment strategy, the advantage has historically been even greater.

  High-quality, fixed-income securities in which the Portfolio may invest are limited to those securities which are rated at the time of purchase within the two highest rating categories assigned by Moody's or S&P, or securities which are unrated, provided that such securities are judged by the Advisors, at the time of purchase, to be of comparable quality to securities rated within such two highest categories. See the Statement of Additional Information for a description of these securities ratings. General characteristics of fixed-income securities are described under "Special Considerations -- Debt or Other Fixed Income Securities" in this Prospectus.

  The Portfolio may invest in short-term investments in management of cash receipts, for liquidity for anticipated redemptions, to meet its cash flow needs to enable the Portfolio to take advantage of buying opportunities or during periods when, in the opinion of the Advisors, attractive equity investments are unavailable. The Portfolio may increase its position in short-term investments for temporary defensive purposes, such as when the securities markets or economic conditions are expected to enter a period of decline, but will not invest more than 35% of its total assets in short-term investments at any one time. Short-term investments in which the Portfolio may invest are discussed in more detail under "Investment Program -- Other Investment Practices" below. The Portfolio will only invest in short-term investments which, in the opinion of the Advisors, present minimal credit and interest rate risk, especially when it is investing in such securities for temporary defensive purposes.

  Other instruments in which the Select Value Portfolio may invest, including foreign securities, repurchase agreements, loans of portfolio securities and short sales of securities, as well as, special considerations associated with those investments, are discussed below. See "Investment Program -- Other Investment Practices" and "Special Considerations."

PSE TECH 100 INDEX PORTFOLIO

  The Portfolio seeks to achieve its objective by investing in all 100 common stocks included in the PSE Technology Index in approximately the same proportions as they are represented in the Index. The Portfolio attempts to remain fully invested in common stocks. Under normal circumstances, the Portfolio will invest at least 95% of its assets in the common stocks included in the PSE Technology Index and futures contracts and options. The Portfolio may invest in certain short-term, fixed-income securities as cash reserves, although cash or cash equivalents are normally expected to represent 5% or less of the Portfolio's assets. See "Investment Program -- Other Investment Practices" below. The Portfolio may invest up to 20% of its assets in exchange-traded index futures contracts and index options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs, while still tracking the PSE Technology Index. See "Options and Futures Activities." The Portfolio intends to remain fully invested, to the extent practicable, in a pool of securities that duplicates the investment characteristics of the PSE Technology Index. In this regard, as a matter of policy the Portfolio will maintain at least 90% of its assets in common stocks traded on the PSE Technology Index, except that the percentage of its assets so invested temporarily (and in any event for a period of not more than five trading days) may fall below the 90% mark if the Portfolio receives cash inflows that cannot practically be invested immediately in units of common stocks that replicate the Index. There can be no assurance that the investment objective of the Portfolio will be achieved.

  The Portfolio attempts to replicate the investment results of the PSE Technology Index by investing in and holding all 100 common stocks included in the Index in approximately the same proportions as they are represented on the Index. This indexing technique is known as "complete replication." The correlation between the performance of the Portfolio's investments and the PSE Technology Index that the Portfolio attempts to match is expected to be at least
0.95. The Advisor will monitor the correlation between the Portfolio's investments and the PSE Technology Index daily. Because the Index is price weighted, the Advisor will be able to replicate the Index by maintaining in the Portfolio an equal number of shares of each of the 100 common stocks included in the Index. The Advisor will attempt to achieve correlation between the Index and the portion of the Portfolio's assets which from time to time are not invested in common stocks (which generally will consist of cash and short-term investments) by utilizing equi-tizing strategies involving the use of index futures and options. Should the correlation coefficient fall below 0.95, the Advisor promptly will adjust the Portfolio's investments to more closely replicate the Index.

  In attempting to replicate the performance of the PSE Technology Index, the Portfolio will incur operating expenses, including management fees, transfer and dividend disbursing agent fees, depository fees, accounting/pricing agent fees, distribution fees, operating and brokerage fees, and other transactional fees incurred in connection with adjusting the composition of the Portfolio to replicate the composition of the PSE Technology Index, and other administrative expenses. The total return of the PSE Technology Index does not include any such operating expense and, accordingly, the total return of the Portfolio is expected to be somewhat less than the total return of the PSE Technology Index. Additionally, unlike the Index, the Portfolio retains, from time to time, certain liquid reserves. The Portfolio will attempt to utilize exchange-traded index futures contracts and options in connection with such reserves in order to more closely replicate the Index's performance.


PSE Technology Index. The PSE Technology Index comprises 100 common stocks, which are chosen by Pacific Exchange, Inc. based on its assessment that the issuer thereof is a company which has, or likely will develop, products, processes, or services that will provide or will benefit significantly from technological advances and improvements. The PSE Technology Index offers a broad basket of stocks spanning the full spectrum of high tech industry groups. Diversity within the Index ranges from biotechnology firms to semiconductor capital equipment manufacturers and includes a cross-section of U.S. companies that are leaders in 15 technology subsectors, including biotechnology, CAD/CAM, data communications, data storage and processing, diversified computer manufacturing, electronic equipment, information processing, medical technology, micro-computer manufacturers, semi-conductor manufacturers, software products, test, analysis and instrumentation equipment, mini and mainframe computer manufacturing, office automation equipment and semi-conductor capital equipment manufacturing. As of December 31, 1997, of the 100 stocks on the Index, 53 were listed on the Nasdaq Stock Market, 46 on the New York Stock Exchange, and one on the American Stock Exchange. A full listing of the companies included in the PSE Technology Index is attached as Appendix B to this Prospectus. As soon as practicable after receipt of notification of changes in the PSE Technology Index (as to the securities comprising the Index), the Advisor will attempt to adjust the composition of the Portfolio in a similar manner.


  Similar to the Dow Jones Industrial Average, the PSE Technology Index is price weighted, meaning the component stocks are given a percentage weighting based on their price. The PSE Technology Index is calculated by adding the closing prices of the component stocks and using a divisor that is adjusted for splits and stock dividends equal to 10% or more of the market value of an issue. Although this indexing method allows the PSE Technology Index to accurately measure a broad representation of technology stocks without being dominated by a few large companies, it results in smaller- and mid-sized companies representing a more significant portion of the Index than is the case for indices such as the S&P 500 Index, which are weighted by the market value of the companies represented on the index. This factor may result in the Portfolio experiencing more price fluctuation, less liquidity, and higher brokerage fees than certain other index funds. See "Special Considerations."

  Bridge Data Corporation performs both the calculation and dissemination of the Index. As the composition of the PSE Technology Index changes, so will the underlying portfolio of common stocks in the Portfolio. The PSE Technology Index Portfolio is not sponsored, endorsed, sold, or promoted by Pacific Exchange, Inc. (PSESM, Pacific ExchangeSM, PSE Technology IndexSM, and PSE Tech 100SM are servicemarks of Pacific Exchange, Inc.).

OPTIONS AND FUTURES ACTIVITIES

  General. The S&P 100 Plus and PSE Tech 100 Index Portfolios may utilize exchange-traded index futures contracts and options on stock indices to a limited extent, to equitize cash, facilitate trading, reduce transactions or enhance total return. The S&P 100 Plus and Dividend Achievers Portfolios may also utilize options on individual stocks, but the Advisor has no plans to do so at this time.
                                      -19-

  Index Futures and Options. The S&P 100 Plus and PSE Tech 100 Index Portfolios may write (sell) and purchase covered call options and put options on stock indices. Put and call options for various stock indices are traded on registered securities exchanges. The S&P 100 Plus Portfolio will generally use futures contracts on the S&P 500 Index and index options on the S&P 100 Index or the S&P 500 Index, but may use other index options if the exchange on which the S&P options are traded is closed, there is insufficient liquidity in the options, or if the Portfolio or the Advisor reaches exchange position limits. The PSE Tech 100 Index Portfolio plans to utilize options and futures on the PSE Technology Index and the S&P 500 Index. Since the S&P 500 Index cannot be expected, at all times, to move in parallel with the PSE Technology Index, the PSE Tech 100 Index Portfolio's utilization of futures and options on the S&P 500 Index may reduce the correlation between the performance of the Portfolio and the performance of the PSE Technology Index.

  Put and call options on a securities index are similar to options on an individual stock. The principal difference is that an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the option times a specified multiple ($100 in the case of the S&P 100 Index).

  An index futures contract is an agreement by which one party agrees to make, and another to take, delivery of an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the contract and the price at which the index contract is originally written (which typically is the value of the index on the date the contract is entered into). Although the value of the index underlying the futures contract will be a function of the value of the securities comprising the index, no physical delivery of those securities is made.

  Risks Associated with Options and Futures. Options and futures activities involve certain risks described below. To minimize these risks, each relevant Portfolio will limit such activities so that no more than 5% of its net assets will be invested at any time in premiums and margins associated with its open option and futures positions, and provided further that not more than 20% of the Portfolio's assets are invested in futures and options at any one time. Additionally, whenever a Portfolio does not own securities underlying an open option position sufficient to cover the position, the Portfolio will maintain in a segregated account with its depository cash or cash equivalents sufficient to cover the market value of its open option positions.

  The risk of loss associated with index futures contracts and index options in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in options and futures pricing. As a result, a relatively small price movement in an index option or an index futures contract may result in an immediate and substantial loss or gain. Also, options transactions by a Portfolio involve the risk that the market will move in a direction that makes the option positions unprofitable. The risk of loss from investing in futures is potentially unlimited, because there is no limit on the amount that the value of the underlying index potentially may fluctuate between the date on which a futures contract is first entered into and the settlement date for that contract.However, no Portfolio will use options and futures contracts for speculative purposes or to leverage its net assets.

  Additional risks associated with the intended use by the S&P 100 Plus and PSE Tech 100 Index Portfolios of index futures contracts and index options include an imperfect correlation between the change in market value of the relevant stock index and the prices of the futures contracts and options; an imperfect correlation between the price movement in the index underlying the futures contract or option agreement, such as the S&P 500 Index, and the index which the respective Portfolio seeks to match; and a possible lack of a liquid secondary market for a futures contract or option and the resulting inability to close a position prior to its maturity date. A Portfolio will seek to minimize the risk of imperfect correlation by investing only in those futures contracts and options whose behavior is expected to resemble that of the Portfolio's underlying securities. A Portfolio will also seek to reduce the risk of being unable to close out a futures position by entering into such transactions on registered securities exchanges with an active and liquid secondary market.

LENDING OF PORTFOLIO SECURITIES

  Each Portfolio may lend its portfolio securities to brokers, dealers and other institutional investors, provided the Portfolio receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. For the purposes of this policy, a Portfolio considers collateral consisting of U.S. Government Securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. During the term of the loan, the Portfolio is entitled to receive interest and other distributions paid on the loaned securities, as well as any appreciation in the market value. The Portfolio is also entitled to receive interest from the institutional borrower based on the value of the securities loaned. The Portfolio seeks to increase its income by investing the cash collateral received on the loan. From time to time, a Portfolio may return to the borrower, and/or a third party which is unaffiliated with Principal Preservation and which is acting as a "placing broker," a part of the interest earned from the investment of the collateral received for securities loaned.

  A lending Portfolio does not have the right to vote the securities loaned during the existence of the loan, but can call the loan to permit voting of the securities if, in the Advisors' judgment, a material event requiring a shareholder vote would otherwise occur before the loan is repaid. In the event of bankruptcy or other default of the borrowing institution, the lending Portfolio could experience delays in liquidating the loan collateral or recovering the loaned securities, and incur risk of loss including: (1) possible decline in the value of the collateral or in the value of the securities loaned during the period while the lending Portfolio seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. To minimize these risks, the Advisors evaluate and continually monitor the creditworthiness of the institutional borrowers to which the lending Portfolio lends its securities.

  To minimize the foregoing risks, each Portfolio's securities lending practices are subject to the following conditions and restrictions: (1) no Portfolio may make such loans in excess of 33% of the value of its total assets; (2) the lending Portfolio must receive cash collateral in an amount at least equal to 100% of the value of the securities loaned; (3) the institutional borrower must be required to increase the amount of the cash collateral whenever the market value of the loaned securities rises above the amount of the collateral;
(4) the lending Portfolio must have the right to terminate the loan at any time; (5) the lending Portfolio must receive reasonable interest on the loan, as well as any interest or other distributions on the loaned securities and any increase in the market value of the loaned securities; and (6) the lending Portfolio may not pay any more than reasonable custodian fees in connection with the loan.

OTHER INVESTMENT PRACTICES

  In addition to the investment policies and programs described above, any of the Portfolios may make short sales of already owned securities, the Select Value and PSE Tech 100 Index Portfolios may invest temporarily in short-term, fixed-income securities, the Tax-Exempt and Government Portfolios may enter into forward commitments, and the Select Value Portfolio may enter into repurchase agreements.

  Short Sales "Against-the-Box." The Portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short, and that not more than 10% of the Portfolio's net assets (determined at the time of short sale) may be held as collateral for such sales.

  Short-Term Instruments. The Select Value and PSE Tech 100 Index Portfolios may invest temporarily in certain short-term, fixed-income securities, in management of uncommitted cash receipts, for liquidity to meet redemptions and, in the case of the Select Value Portfolio, to meet its cash flow needs to enable the Portfolio to take advantage of buying opportunities or during periods when, in the opinion of the Advisors, attractive equity investments are unavailable. Such short-term, fixed-income securities include: U.S. Treasury bills or other U.S. Government or

Governmental agency or instrumentality obligations; certificates of deposit; banker's acceptances and time deposits; high quality commercial paper, variable rate demand notes, repurchase agreements and other short-term high grade corporate obligations; and shares of money market mutual funds.

  A variable rate demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum), or decreased by the holder or the issuer, the rate of interest payable on the security varies with an agreed formula and the security is typically rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Neither Portfolio will purchase such variable rate demand notes unless, at the time of purchase, the issuer has unsecured debt securities outstanding that are ranked within the two highest categories by a Nationally Recognized Statistical Rating Organization or, if rated, the notes fall within such categories.

  To the extent a Portfolio invests in shares of money market mutual funds, investment management and administrative fees, distribution costs and other operating expenses incurred by those funds would be duplicative of those incurred by the Portfolio, and would reduce the return received by the Portfolio on assets so invested. No Portfolio may invest more than 10% of its total assets in securities of other investment companies. See "Investment Program -- Investments in Other Investment Companies" in the Statement of Additional Information.

  Forward Commitments. The Tax-Exempt and Government Portfolios may purchase securities for future delivery, which may increase the Portfolio's overall investment exposure if the value of the securities declines. The Portfolios plan not to engage in forward commitment transactions if, after such purchase, more than 5% of the Portfolio's net assets would consist of such securities. See "When-Issued and Delayed Delivery Transactions" in the Statement of Additional Information.

  Repurchase Agreements. The Select Value Portfolio may enter into repurchase agreements, however the Advisors do not intend to invest more than 5% of the total assets of the Portfolio in such instruments. Repurchase agreements involve the acquisition by the Portfolio of an underlying debt instrument, subject to the obligation of the seller (a bank or securities dealer) to repurchase, and the Portfolio to sell, the security at the same price plus an amount equal to an agreed upon interest rate within a specified time, usually less than one week. The Select Value Portfolio may, on occasion, invest in repurchase agreements with maturities in excess of seven days. The Portfolio could suffer a loss and increased expense in connection with the sale of the underlying security if the seller does not repurchase the security in accordance with the terms of the repurchase agreement. To minimize the risk of loss, the Select Value Portfolio will require continual maintenance of collateral (in cash or U.S. Government Securities) held by the Portfolio's depository in an amount equal to, or in excess of, the market value of the securities which are subject to the repurchase agreement.

                             SPECIAL CONSIDERATIONS

COMMON STOCKS

  As discussed above, some of the Portfolios will invest a portion of their assets in common stock and securities convertible into common stocks. The market for such securities tends to be cyclical, with alternating periods of rising and falling market prices.

  An investment in the Select Value Portfolio may involve an above average degree of risk because of its concentration in common stocks of smaller and medium-sized companies, which tend to be more volatile and less liquid than stocks of large companies. An investment in the PSE Tech 100 Index Portfolio involves similar risk because of the significant representation on the PSE Technology Index of common stocks of such companies. Smaller and medium-sized companies, as compared to larger companies, may have shorter histories of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares. However, an attempt is made by the Select Value Portfolio to minimize the risk through portfolio diversification and the use of a stock selection strategy that emphasizes undervalued stocks, many of which have already declined in price.

  Because the PSE Tech 100 Index Portfolio's investments will tend to mirror the PSE Technology Index, the Portfolio can be expected to experience some volatility and, with respect to certain issues, reduced liquidity that could make it more difficult to purchase and sell such common stocks at favorable prices. Also, because of the price weighted aspect of the Index, the stocks comprising the Index may change with some frequency, which would tend to increase the Portfolio's turnover rate and increase brokerage commissions, thereby reducing the Portfolio's total return when compared with the Index.

  Securities owned by the Select Value Portfolio may be traded in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of securities traded on a national securities exchange. As a result, disposition by the Select Value Portfolio of portfolio securities to meet redemptions by shareholders or otherwise may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

CONCENTRATIONS

  A significant portion of the PSE Tech 100 Index Portfolio's investments will consist of technology-based issues, which exposes the Portfolio to risks associated with economic conditions in that market sector. Due to competition, a less diversified product line, and other factors, companies that develop and/or rely on technology could become increasingly sensitive to downswings in the economy. However, the companies whose common stocks are included in the PSE Technology Index comprise a fairly broad range of industries. This broad industry representation likely will soften volatility associated with economic and political developments that disproportionately affect specific industries represented within the Index. Nonetheless, the PSE Tech 100 Index Portfolio intends to maintain a complete replication investment philosophy even during periods when one or more industries may be over-represented on the PSE Technology Index, which may expose the Portfolio during such periods to risks associated with industry concentration. See "Industry Concentration Factors" in the Statement of Additional Information.

DEBT OR OTHER FIXED INCOME SECURITIES

  The total return earned on a Portfolio's debt or other fixed income securities will consist of the change in the net asset value per share of the Portfolio attributable to changes in the market value of such securities, together with the per share income generated by those securities. The net asset value of fixed income securities will be affected primarily by changes in interest rates, average maturities and the investment and credit quality of the securities in the Portfolio.

  A bond's yield reflects the fixed annual interest as a percent of its current price (the same concept is true for other debt and fixed income securities). This price (the bond's market value) must increase or decrease in order to adjust the bond's yield to current interest rate levels. Therefore, bond prices generally move in the opposite direction of interest rates. As a result, interest rate fluctuations will affect the net asset value of the fixed income securities held by a Portfolio, but will not affect the income received by the Portfolio from its existing fixed income securities. However, changes in prevailing interest rates will affect the yield on shares subsequently issued by the Portfolio. In addition, such fluctuations would affect the income received on any variable rate demand notes or other variable rate securities held by the Portfolio.

  Movements in interest rates typically have a greater effect on the prices of longer term bonds than those with shorter maturities. The following table illustrates the effect of a 1% change in interest rates on a $1,000 bond with a 7% coupon.

                                              Principal Value if Rates:
                                             ---------------------------
                                Maturity     Increase 1%    Decrease 1%
                               ---------     -----------    -----------
      Intermediate Bond         5 years          $959         $1,043
      Long-Term Bond           20 years          $901         $1,116

  The Advisors will manage the debt securities in each Portfolio according to their assessment of the interest rate outlook. During periods of rising interest rates, the Advisors will likely attempt to shorten the average maturity of the Portfolio to cushion the effect of falling bond prices on the Portfolio's share prices. When interest rates are falling and bond prices are increasing, on the other hand, the Advisors will likely seek to lengthen the average maturity.

FOREIGN SECURITIES

  The Select Value Portfolio may invest a portion of its assets in securities of foreign issuers not publicly traded in the United States, as well as ADRs and securities of Canadian issuers. Investments in foreign securities involve certain inherent risks, such as exchange rate fluctuations, political, social or economic instability of the country of issue, adverse diplomatic developments, the possible imposition of exchange controls, confiscatory taxes or expropriation, decreased liquidity, greater price volatility, less publicly available information and lack of uniformity in accounting, auditing and financial reporting standards. Currency fluctuations will affect the net asset value of foreign securities held by the Select Value Portfolio irrespective of the performance of the underlying asset or investment.

PORTFOLIO TURNOVER

  The Portfolios have not established a limit to their portfolio turnover rate. Although no Portfolio can predict its portfolio turnover rate, it is not expected that any of the Portfolios, other than the Government and Select Value Portfolios, will have a portfolio turnover rate in excess of 100%. The portfolio turnover rate for the PSE Tech 100 Index Portfolio is expected to be under 50% because of its passive investment management approach. Notwithstanding such approach, the fact that the PSE Technology Index is "price weighted" may cause higher turnover and brokerage expenses than if the Index's component stocks were not given a percentage weighting based on price. Ordinarily, the PSE Tech 100 Index Portfolio will sell securities only to reflect certain administrative changes in the PSE Technology Index (including mergers or changes in the composition of the Index) or to accommodate cash flows into and out of the Portfolio while maintaining the similarity of the Portfolio to the PSE Technology Index. Upon notice of a change in the composition of the Index, the Portfolio intends to adjust its investments as soon as reasonably practicable to more closely replicate the Index.

  The portfolio turnover rates for the Government and Select Value Portfolios are not expected to exceed 200%. A high rate of portfolio turnover (in excess of 100%) involves correspondingly greater brokerage expenses or other trading costs as compared to a lower turnover rate, which expense must be borne by the trading Portfolio and its shareholders. High portfolio turnover rates also may result in the realization of substantial net short-term gains, and any distributions resulting from such gains will be ordinary income for federal income tax purposes. The portfolio turnover rates for each Portfolio are included in the tables under the section of this Prospectus captioned "Financial Highlights."

OPTION AND FUTURES ACTIVITIES

  For a description of certain risks associated with option activities in which certain of the Portfolios may engage, see "Investment Program -- Options and Futures Activities -- Risks Associated With Options and Futures."

                                   MANAGEMENT

DIRECTORS AND OFFICERS

  The Board of Directors of Principal Preservation is responsible for management of Principal Preservation and provides broad supervision over its affairs. The Advisors are responsible for each Portfolio's investment manage-ment, and Principal Preservation's officers are responsible for each Portfolio's and Principal Preservation's overall operations.

THE ADVISORS

  Each Portfolio is managed by Ziegler Asset Management, Inc., 215 North Main Street, West Bend, Wisconsin 53095, as investment advisor, pursuant to the terms of two Investment Advisory Agreements (together the "Advisory Agreements"), one relating to the Government, Tax-Exempt, S&P 100 Plus, Select Value and PSE Tech 100 Index Portfolios, and another relating to the Dividend Achievers Portfolio. Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606, assists, as sub-advisor, with the management of the Select Value Portfolio pursuant to the terms of a sub-advisory agreement ("Sub-Advisory Agreement") by and among Principal Preservation, Ziegler Asset Management and Skyline.


  Ziegler Asset Management is registered with the Securities and Exchange Commission ("SEC") as an investment advisor and is a member of the National Association of Securities Dealers, Inc. On December 31, 1997, it had approximately $1.2 billion under discretionary management. Ziegler Asset Management serves as investment advisor to all eight mutual fund series of Principal Preservation and privately manages numerous customer advisory accounts. Ziegler Asset Management is a wholly-owned subsidiary of The Ziegler Companies, Inc., a publicly-owned financial services holding company.


  Skyline, a Delaware limited partnership, is registered with the SEC as an investment advisor and its principal offices are located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. Skyline's general partner is Affiliated Managers Group, Inc. ("AMG") and its limited partners are corporations owned by four former management employees of Mesirow Asset Management, Inc. (the predecessor sub-advisor to the Select Value Portfolio), Messrs. Dutton, Kailin, Lutz and Maloney. AMG is a Boston-based private holding company that makes equity investments in investment management firms.

  AMG is a Delaware corporation with principal executive offices located at One International Place, Boston, Massachusetts 02110. AMG may be deemed to be controlled by Advent VII, L.P., a Delaware limited partnership, because Advent VII, L.P. owns more than fifty percent of the voting stock of AMG. Advent VII, L.P. in turn may be deemed to be controlled by its sole general partner, TA Associates VII, L.P., a Delaware limited partnership, which in turn may be deemed to be controlled by its sole general partner, TA Associates, Inc., a Delaware corporation. The address of each Advent VII, L.P., TA Associates VII, L.P. and TA Associates, Inc., is c/o TA Associates, Inc., High Street Tower, Suite 2500, 125 High Street, Boston, Massachusetts 02110.

  Registration with the SEC does not constitute an approval or recommendation of any of the foregoing firms.

  Pursuant to the terms of the Advisory Agreements, the Advisors provide the Portfolios with overall investment advisory and administrative services. Subject to such policies as the Board of Directors may determine, the Advisors make investment decisions on behalf of each Portfolio, make available research and statistical data in connection therewith, and supervise the acquisition and disposition of investments by each Portfolio, including the selection of broker-dealers to carry out portfolio transactions. The Advisors bear all of their own expenses of providing services under the Advisory Agreement and Sub-Advisory Agreement and pays all salaries, fees and expenses of the officers and Directors of Principal Preservation who are affiliated with them. The Portfolios bear all other expenses including, but not limited to, necessary office space, telephone and other communications facilities and personnel competent to perform administrative, clerical and shareholder relations functions; salary, fees and expenses (including legal fees) of those Directors, officers and employees of Principal Preservation who are not officers, directors or employees of the Advisors; interest expenses; fees and expenses of the Distributor, Depository, Transfer Agent and Dividend Disbursing Agent; administrative expenses; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities, expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; accounting and legal costs; insurance premiums; expenses of maintaining Principal Preservation's legal existence and of shareholders' meetings; expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and fees and expenses of membership in industry organizations. Fees common to more than one Portfolio are prorated among them based on their total assets.

  Under the Advisory Agreements, each Portfolio pays Ziegler Asset Management an annual fee, in monthly installments, based on the average daily net assets of the Portfolio. Pursuant to the terms of the Sub-Advisory Agreement, Ziegler Asset Management pays Skyline a portion of the advisory fee it receives from the Select Value Portfolio. The Select Value Portfolio is not responsible for making any payments to Skyline. While the advisory fees of the Select Value and Dividend Achievers Portfolios are higher than the fees paid by most mutual funds, Principal Preservation's Board of Directors believes they are consistent with the fees paid by funds with investment characteristics and objectives similar to those Portfolios. The chart below sets forth the rates of the advisory fees.
                                                         ADVISORY FEES
                                                   PAID BY THE PORTFOLIO TO
 PORTFOLIOS AND NET ASSETS                         ZIEGLER ASSET MANAGEMENT
 --------------------------                        ------------------------
 Government and Tax-Exempt Portfolios:
  a. First $50 million in net assets                             0.60 of 1%
  b. Next $200 million in net assets                             0.50 of 1%
  c. Net assets in excess of $250 million                        0.40 of 1%
 S&P 100 Plus Portfolio:
  a. First $20 million in net assets                            0.575 of 1%
  b. Next $30 million in net assets                             0.450 of 1%
  c. Next $50 million in net assets                             0.400 of 1%
  d. Next $400 million in net assets                            0.350 of 1%
  e. Net assets in excess of $500 million                       0.300 of 1%
 Select Value Portfolio (1):
  a. First $250 million in net assets                            0.75 of 1%
  b. Net assets in excess of $250 million                        0.65 of 1%
 Dividend Achievers Portfolio:
  a. First $250 million in net assets                            0.75 of 1%
  b. Second $250 million in net assets                           0.70 of 1%
  c. Net assets in excess of $500 million                        0.65 of 1%
 PSE Tech 100 Index Portfolio:
  a. First $50 million in net assets                             0.50 of 1%
  b. Next $200 million in net assets                             0.30 of 1%
  c. Next $250 million in net assets                             0.25 of 1%
  d. Net assets in excess of $500 million                        0.20 of 1%

---------------
(1) Sub-Advisory fees relating to the Select Value Portfolio are paid by the Advisor to Skyline at the following rates: 0.375 of 1% of the first $250 million of the Portfolio's average daily net assets, and 0.325 of 1% of net assets in excess of $250 million.

THE DISTRIBUTOR, CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

  B.C. Ziegler and Company ("Ziegler") serves as the Distributor of the shares of each Portfolio pursuant to a Distribution Agreement; provides accounting and other administrative services, including daily valuation of the shares of each Portfolio, pursuant to an Accounting/Pricing Agreement; provides depository and custodial services with respect to the portfolio securities of each Portfolio pursuant to a Depository Contract; and provides transfer agent services pursuant to a Transfer and Dividend Disbursing Agency Agreement. Ziegler is registered with the SEC as a securities broker-dealer and is a member of the National Association of Securities Dealers. Ziegler has been engaged in the underwriting of debt securities for more than 75 years. Like Ziegler Asset Management, Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc., and its principal executive offices are located at 215 North Main Street, West Bend, Wisconsin 53095. Ziegler Thrift Trading, Inc., another affiliate of Ziegler Asset Management which is a registered broker-dealer, may effect portfolio securities transactions as agent for the Portfolios and in that capacity receives brokerage commissions from the Portfolio. See "Portfolio Transactions and Brokerage."

  The Distribution Agreement appointing Ziegler as Principal Preservation's Distributor provides that Ziegler is entitled to receive a commission on its sales of the shares of each Portfolio at the rate disclosed in Principal Preservation's current Prospectus (see "Purchase of Shares"). Out of these commissions, Ziegler allows Selected Dealer discounts (which are alike for all Selected Dealers) from the applicable public offering price. The Distribution Agreement continues from year to year if it is approved annually by Principal Preservation's Board of Directors, including a majority of those Directors who are not interested persons of Principal Preservation, or by a vote of the holders of a majority of the outstanding shares. The Distribution Agreement may be terminated at any time by either party on 60 days written notice and will automatically terminate if assigned. Principal Preservation also reimburses Ziegler for certain expenditures incurred by it in connection with the distribution of Principal Preservation's shares pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act. See "Distribution Expenses."

  The Accounting/Pricing Agreement provides that Ziegler is entitled to receive a fee for accounting services provided thereunder at an annual rate of .03 of 1% of a Portfolio's total assets of $30 million but less than $100 million, .02 of 1% of a Portfolio's total assets of $100 million but less than $250 million and
 .01 of 1% of a Portfolio's total assets of $250 million or more, with a minimum fee of $19,000 per Portfolio per year, plus expenses. The Depository Contract provides that Ziegler is entitled to receive compensation deemed reasonable by the Board of Directors of Principal Preservation for services provided thereunder. The rate of compensation is currently set at .055 of 1% of the first $10 million of Principal Preservation's assets, .03 of 1% of the next $40 million of Principal Preservation's assets, .016 of 1% of the next $200 million of assets, and .015 of 1% of assets in excess of $250 million. The Transfer and Dividend Disbursing Agency Agreement provides that Ziegler is entitled to receive compensation deemed reasonable by the Board of Directors of Principal Preservation for services provided thereunder. The rate of compensation is currently set at $13.50 per account for the Tax-Exempt, Government and PSE Tech 100 Index Portfolios and $8.50 per account for the S&P 100 Plus, Select Value and Dividend Achievers Portfolios. Principal Preservation also reimburses Ziegler for all out-of-pocket expenses incurred in providing such services. As Transfer and Dividend Disbursing Agent, Ziegler may also collect certain fees from shareholders as disclosed in this Prospectus.

THE PORTFOLIO MANAGERS

  Thomas P. Sancomb has been portfolio manager for the Tax-Exempt Portfolio since April 1996. Mr. Sancomb has served with Ziegler and Ziegler Asset Management in various capacities since March 1975 and has been a member of Ziegler's Investment Committee since July 1984. He is a Vice President of both Ziegler and Ziegler Asset Management.

  An investment team consisting of advisory personnel of Ziegler Asset Management has been responsible for managing the assets of the Government Portfolio since April 1996. The investment team has been led by Brian K. Andrew since May 1997. Mr. Andrew joined Ziegler Asset Management in September 1994 and is a portfolio manager and member of its Investment Committee. Mr. Andrew previously served as Executive Vice President of GSC Capital Corp., an investment advisor, and Assistant Vice President of Bank One Wisconsin Trust Company. Mr. Andrew is a certified financial analyst and received a B.S. in Finance from the University of Minnesota in 1991. The investment team also includes Thomas P. Sancomb (described above) and Craig Vanucci, a certified financial analyst, portfolio manager and member of the Investment Committee of Ziegler Asset Management since August 1994. Mr. Vanucci is also the portfolio manager for the Cash Reserve Portfolio of Principal Preservation.


  An investment team led by Jay Ferrara manages the assets of the S&P 100 Plus Portfolio. Mr. Ferrara is Vice President-Portfolio Manager and Analyst for the Advisor and Assistant Vice President of Ziegler and has more than 12 years of experience in the mutual fund industry. Prior to joining Principal Preservation, Mr. Ferrara served as

Senior Portfolio Accountant for Wells Fargo Nikko Investment Advisors and, from 1993 to 1994, as Controller of the California Investment Trust. Mr. Ferrara's investment team for the S&P 100 Plus Portfolio includes Marc Dion, a certified financial analyst and Vice President and Chief Investment Officer of the Advisor, with more than 10 years of investment experience, and Ralph Patek, also a certified financial analyst and Vice President of the Advisor with more than 30 years of investment experience.


  Since January, 1992 R. Douglas Ziegler has managed the investment of the assets of the Dividend Achievers Portfolio. Mr. Ziegler is the Chairman of the Board of both Ziegler and Ziegler Asset Management, and also is Chairman and a director of Principal Preservation. Mr. Ziegler is supported by an investment team consisting of Marc Dion and Ralph Patek (each as described above).

  Investment decisions for the Select Value Portfolio are made by a team of investment professionals and analysts employed by Skyline. Skyline and its predecessor, Mesirow, have served as sub-advisor to the Portfolio since the commencement of its operations in August 1994. The team responsible for the Select Value Portfolio is headed by Mr. Kenneth S. Kailin, the portfolio manager. Mr. Kailin is an officer of Skyline, having joined the firm's predecessor in 1987. Mr. Kailin also serves as portfolio manager of another registered investment company which has an investment objective, policies and restrictions similar to those of the Select Value Portfolio. Mr. Kailin's investment team includes Mr. William M. Dutton, President and Chief Executive Officer of Skyline.

  Jay Ferrara (described above) has been portfolio manager for the PSE Tech 100 Index Portfolio since commencement of its operations in June 1996.

                   DETERMINATION OF NET ASSET VALUE PER SHARE

  Net asset value per share of each Portfolio is determined by subtracting the Portfolio's liabilities (including accrued expenses and dividends payable) from the Portfolio's total assets (the value of the securities the Portfolio holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share will be calculated every week day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange (the "Exchange"). The calculation is as of the close of trading on the Exchange (4:00 p.m. New York time) for the S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios, 2:30 p.m. New York time for the Tax-Exempt Portfolio, and 3:00 p.m. New York time for the Government Portfolio.


                               PURCHASE OF SHARES

  Shares of the Portfolios may be purchased through Ziegler or Selected Dealers. Shares also may be purchased in connection with a program of services offered or administered by a broker-dealer, investment advisor, financial institution or other service provider, provided the program meets certain standards established from time to time by Ziegler. You also may purchase shares directly by sending a check payable to Principal Preservation Portfolios, Inc., 215 North Main Street, West Bend, Wisconsin 53095, along with a completed account application. None of the Portfolios will issue shares for consideration other than cash, except in the case of a bona fide reorganization or statutory merger or in certain other acquisitions of portfolio securities which meet the requirements of applicable state securities laws. See "Purchase of Shares" in the Statement of Additional Information.


  Orders for the purchase of shares received prior to the close of business on the Exchange will be invested at the net asset value computed on that day. Orders received after the close of trading on the Exchange will be invested at the net asset value determined as of the close of trading on the Exchange on the next business day.

  Except as described below, the minimum initial investment is $1,000, and the minimum additional investment is $50. Exchanges between Portfolios, reinvestments of distributions from a Portfolio or distributions from various unit investment trusts sponsored by Ziegler, reinvestments of interest and/or principal payments on bonds issued by Ziegler Mortgage Securities, Inc. II and reinvestments of interest payments on bonds underwritten by Ziegler are not subject to the $50 minimum additional investment requirement. The minimum initial investment for individual retirement accounts (IRAs), Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform

Gifts/Transfers to Minors Act is $500 and the minimum additional investment is $25. For minimum requirements for investments made through an automatic investment plan, see "Shareholder Services -- Systematic Purchase Plan."

  Shares may be purchased by investors at net asset value plus a sales charge (expressed as a percentage of the offering price and of the net amount invested) as follows:




                                  PUBLIC OFFERING   NET AMOUNT  SELECTED DEALER
     SIZE OF INVESTMENT                PRICE         INVESTED     REALLOWANCE(1)
     ------------------           ---------------  -----------  ---------------
  FOR THE GOVERNMENT AND TAX-EXEMPT PORTFOLIOS:
  Less than $25,000                       3.50%          3.63%          3.00%
  $25,000 but less than $50,000           3.00%          3.09%          2.75%
  $50,000 but less than $100,000          2.50%          2.56%          2.25%
  $100,000 but less than $250,000         2.00%          2.04%          1.75%
  $250,000 but less than $500,000         1.50%          1.52%          1.25%
  $500,000 but less than $1,000,000       1.00%          1.01%          1.00%
  $1,000,000 or more                      none           none           none






                         SHAREHOLDERS AS OF CLOSE OF BUSINESS ON
                                 SEPTEMBER 5, 1997(2)                             NEW INVESTORS
                          --------------------------------------        ------------------------------------
  FOR THE S&P 100 PLUS,                                                  PERCENT OF
  SELECT VALUE, DIVIDEND       PUBLIC   PERCENT OF     SELECTED              PUBLIC          NET     SELECTED
  ACHIEVERS AND PSE TECH     OFFERING   NET AMOUNT       DEALER            OFFERING       AMOUNT       DEALER
  100 INDEX PORTFOLIOS          PRICE     INVESTED  REALLOWANCE(1)            PRICE     INVESTED  REALLOWANCE(1)
  ----------------------     --------  -----------  -----------          ----------    ---------  -----------
  Less than $25,000             4.50%        4.71%       4.00%               5.25%        5.54%        4.50%
  $25,000, but less than
    $50,000                     4.50%        4.71%       4.00%               5.00%        5.26%        4.25%
  $50,000, but less than
    $100,000                    4.00%        4.17%       3.50%               4.75%        4.98%        4.25%
  $100,000, but less than
    $250,000                    3.50%        3.63%       3.00%               3.75%        3.40%        3.25%
  $250,000, but less than
    $500,000                    3.00%        3.09%       2.60%               3.00%        3.09%        2.50%
  $500,000, but less than
    $1,000,000                  2.00%        2.04%       1.80%               2.00%        2.04%        1.80%
  $1,000,000 or more             None         None       0.50%                None         None        0.50%


--------------------

(1) In addition to the Selected Dealer Reallowance shown above, the Distributor may pay an additional commission to participating dealers and participating financial institutions acting as agent for their customers in an amount up to the difference between the sales charge and the Selected Dealer Reallowance in respect of the shares sold. The Distributor may offer additional compensation in the form of trips, merchandise or entertainment as sales incentives to Selected Dealers. The Distributor's sales representatives may not qualify to participate in some of these incentive compensation programs and the Distributor may offer similar incentive compensation programs in which only its own sales representatives qualify to participate. In addition to the Selected Dealer Reallowances reflected in the table, the Distributor may from time to time pay an additional concession to a Selected Dealer which employs a registered representative who sells, during a specific period, a minimum dollar amount of shares, or may pay an additional concession to Selected Dealers on such terms and conditions as the Distributor determines. In no event will such additional concession paid by the Distributor to the Selected Dealer exceed the difference between the sales charge and the Selected Dealer Reallowance in respect of shares sold by the qualifying registered representatives of the Selected Dealer. Selected Dealers who receive a concession may be deemed to be "underwriters" in connection with sales by them of such shares and in that capacity they may be subject to the applicable provisions of the Securities Act of 1933.



(2) Persons who held shares in any of the S&P 100 Plus, Dividend Achievers, Select Value or PSE Tech 100 Index Portfolios as of the close of business on September 5, 1997 may purchase shares of the Portfolio(s) in which they held such shares at these reduced sales charges through December 31, 1998. After that date, these shareholders will pay the same sales charges as new investors.

Banks, acting as agents for their customers and not for any Portfolio or the Distributor, from time to time may purchase Portfolio shares for the accounts of such customers. Generally, the Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Should the activities of any bank, acting as agent for its customers in connection with the purchase of the shares of any Portfolio, be deemed to violate the Glass-Steagall Act, management will take whatever action, if any, is appropriate in order to provide efficient services for the Portfolio. Management does not believe that a termination in the relationship with a bank would result in any material adverse consequences to the Portfolio. In addition, state securities laws on this issue may differ, and banks and financial institutions may be required to register as dealers pursuant to state law. Investors should be aware that the shares of the Portfolios are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal agency.

  Reduced Sales Charges. There are several ways to pay a lower sales charge. One is to increase the initial investment to reach a higher discount level. The above scale is applicable to initial purchases of Principal Preservation shares by any "purchaser." The term "purchaser" includes (1) an individual, (2) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts, (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account, (4) a pension, profit-sharing, or other employee benefit plan qualified or non-qualified under
Section 401 of the Internal Revenue Code, (5) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code, (6) employee benefit plans qualified under Section 401 of the Code of a single employer or employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act, or (7) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.


Another way to pay a lower sales charge is for a "purchaser" to add to his investment so that the current offering price value of his shares plus the new investment, reach a higher discount level. For example, if the current offering price value of the shares held by a shareholder in the Portfolios equals $100,000, the shareholder will pay a reduced sales charge on additional purchases of shares. If the shareholder invested an additional $100,000, the sales charge would be 3.75% on that additional investment in the S&P 100 Plus, Dividend Achievers, Select Value and PSE Technology Index Portfolios, and 2.00% in the Tax-Exempt and Government Portfolios. A shareholder's holdings in all Portfolios which have a sales charge will be aggregated in determining the break-point at which he is entitled to purchase in any Portfolio.



  A third way is for a "purchaser" to sign a non-binding statement of intention to invest $25,000 or more over a 13 month period in any one or combination of Principal Preservation Portfolios which have a sales charge. If the purchases are completed during that period, each purchase will be at a sales charge applicable to the aggregate of the shareholder's intended purchases. Under terms set forth in the statement of intention, shares valued at 5% of the amount of intended purchase are escrowed and will be redeemed to cover the additional sales charge payable if the statement is not completed. Any remaining shares held in escrow will be released to the purchaser. A purchaser will continue to earn dividends and capital gains distributions declared by a Portfolio with respect to shares held in escrow.



  Also, for a temporary period until June 1, 1998, Education IRAs may purchase shares of the Select Value Portfolio at a reduced sales charge of 2.5% of the public offering price. Any such purchases must meet the minimum investment amount of $500 applicable to IRAs. Shares of the Select Value Portfolio purchased pursuant to this reduced load privilege may not be exhanged for shares of any of the other Portfolios for a period of one year following the date of purchase. The Distributor will reallow the entire 2.5% sales load to the Selected Dealer making the sale, and will pay an additional 2.5% of the public offering price of the shares so purchased out of the Distributor's own funds.


  Group Purchases. A reduced sales charge is also available to members of a qualified group. The sales charge for such persons is calculated by taking into account the aggregate dollar value of shares of all Principal Preservation shares sold subject to a sales charge being purchased or currently held by all members of the group. Further information on group purchases is contained in "Purchase of Shares" in the Statement of Additional Information.

  To receive the benefit of the reduced sales charge, the shareholder must inform Principal Preservation, Ziegler or the Selected Dealer that the shareholder qualifies for such a discount.

PURCHASES AT NET ASSET VALUE

  Shares may be purchased at net asset value (that is, without a sales charge) by a purchaser purchasing at least $1 million of shares or the value of whose account at the time of purchase is at least $1 million if the purchase is made through a Selected Dealer who has executed a dealer agreement with the Distributor. The term "purchaser" has the meaning described in "Reduced Sales Charges," above. The Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75 of 1% of the amount invested. All or a part of such payment may be conditioned on the monies remaining invested with Principal Preservation for a minimum period of time.

  Any pension, profit sharing or other employee benefit plan qualified under
Section 401 of the Internal Revenue Code may also purchase shares at net asset value. If such a plan purchases shares of any of the Portfolios through a Selected Dealer, the Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75 of 1% of the amount invested.

  Shares of the Portfolios also may be purchased at net asset value without a sales charge by any state, county or city, or any instrumentality, department, authority or agency thereof, and by any nonprofit organization operated for religious, charitable, scientific, literary, educational or other benevolent purpose which is exempt from federal income tax pursuant to Section 501(c)(3) of the Internal Revenue Code; provided that any such purchaser must purchase at least $500,000 of shares, or the value of such purchaser's account at the time of purchase must be at least $500,000.


  Shares may also be purchased at net asset value when payment for those shares represents the proceeds from the redemption of shares of another mutual fund which charges a sales charge and which is not part of Principal Preservation. This load-free privilege is also available with respect to redemption proceeds received from a no load fund if the shares redeemed were acquired by the holder in exchange for shares of a load fund in connection with a merger or other business combination transaction between the predecessor load fund and the successor no load fund. A purchase of shares of Principal Preservation may be made at net asset value under this provision regardless of whether the sales charge was paid on the shares redeemed in the unrelated fund, but the redemption of those shares must have occurred no more than 90 days prior to the purchase of shares of Principal Preservation. The Distributor may make a payment or payments, out of its own funds, to Selected Dealers effecting such exchanges, in an amount not to exceed 0.50 of 1% of the amount invested. All or a part of such payment may be conditioned upon the monies remaining invested with Principal Preservation for a minimum period of time. Shares of Principal Preservation in addition to those qualifying for purchase at net asset value under this provision may be purchased at net asset value plus the normal sales charge.


  Shares may also be purchased at net asset value by: Directors and officers of Principal Preservation (including shares purchased jointly with or individually by any such person's spouse and shares purchased by any such person's children or grandchildren under age 21); employees of Ziegler, Selected Dealers and Skyline, and the trustee or custodian under any pension or profit-sharing plan established for the benefit of the employees of any of the foregoing. The term "employee" includes an employee's spouse (including the surviving spouse of a deceased employee), parents (including step-parents and in-laws), children, grandchildren under age 21 and siblings, and retired employees. Shares may also be purchased with a reduced sales charge of 0.50 of 1% by directors of The Ziegler Companies, Inc. who are not also employees of Ziegler.

  Shares may also be purchased without a sales charge upon the reinvestment of distributions from any Principal Preservation portfolio, or investment of distributions from various unit investment trusts sponsored by Ziegler; the reinvestment of principal or interest payments on bonds issued by Ziegler Mortgage Securities, Inc. II; or the reinvestment of interest payments on bonds underwritten by Ziegler.

  Shares may also be purchased without a sales charge through a program of services offered or administered by a broker-dealer, investment advisor, financial institution or other service provider, provided the program meets certain standards established from time to time by Ziegler. You should read the program materials provided by the service provider, including information relating to fees, in conjunction with this Prospectus. Certain features of a Portfolio may not be available or may be modified in connection with the program of services provided. When shares are purchased this way, the service provider, rather than its customer, may be the shareholder of record of the shares. The service provider may charge fees of its own in connection with the investor's participation in the program of services. Certain service providers may receive compensation from Principal Preservation and/or Ziegler for providing such services.


                                  REDEMPTIONS

  You may have any or all of your shares redeemed as described below on any day Principal Preservation is open for business at the net asset value next determined. See "Determination Of Net Asset Value Per Share." If the order is received prior to the close of the Exchange the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the close of trading on the next business day.

  By Telephone. If you have completed the Telephone Redemption Authorization and signature guarantee sections of the account application, you may redeem shares by calling Principal Preservation at 800-826-4600. This authorization must be on file at least five days prior to the first telephone redemption. This authorization requires a signature guarantee. At your request, redemption will be made by wire to the bank account designated on the account application or a check will be sent to you at the registered address for your account on the business day following the redemption. See "Redemptions -- Sending Redemption Proceeds -- By Wire."

  You cannot redeem shares by telephone if you hold stock certificates for those shares. Additionally, shares paid for by personal, corporate, or government check cannot normally be redeemed before the 15th day after the purchase date or until the check clears.

  By establishing the telephone redemption service, you authorize Ziegler, as Principal Preservation's transfer agent (the "Transfer Agent"), to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by establishing the telephone redemption services. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Transfer Agent, Principal Preservation, or any of their employees fails to abide by these procedures, Principal Preservation may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, none of the Transfer Agent, Principal Preservation or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

  By Mail. To redeem shares by mail, send the following information to the Transfer Agent: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered, together with the shareholder's account number; (2) the stock certificates for the shares being redeemed, if the certificates are held by the shareholders; (3) any required signature guarantees (see "Signature Guarantees" below); and (4) any additional documents which might be required for redemptions by corporations, executors, administrators, trustees, guardians, or other similar entities.

  The Transfer Agent will redeem shares when it has received all necessary documents. You will be notified promptly by the Transfer Agent if your redemption request cannot be accepted. The Transfer Agent cannot accept rede mption requests which specify a particular date for redemption or which specify any special conditions. Questions concerning redemption procedures should be directed to the Transfer Agent at 800-826-4600.

  Signature Guarantees. To protect you, the Transfer Agent and Principal Preservation from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Transfer Agent to be sure that you are the person who has authorized a redemption from your account. Signature guarantees are required for: (1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on Principal Preservation's records; (2) any redemptions by mail which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past thirty (30) days; (4) authorizations to redeem by telephone; and (5) requests to transfer the registration of shares to another owner. These requirements may be waived by Principal Preservation in certain instances.

  The Transfer Agent will accept signature guarantees from all institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature.

  Sending Redemption Proceeds. The Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

  By Mail. The Transfer Agent mails checks for redemption proceeds typically within one or two days, but not later than seven days, after it receives the request and all necessary documents.

  By Wire. The Transfer Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Transfer Agent currently deducts a $7.50 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

  Redemption through Securities Brokers. Shares can also be redeemed through a securities dealer, who may charge a fee.

  Conditions on Redemptions. If, due to redemption, your account in a Portfolio drops below $500 for three months or more, the Portfolio has the right to redeem your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more.

  Principal Preservation may suspend the right to redeem shares of one or more of the Portfolios for any period during which: (1) the Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Portfolio(s) to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the shareholders of the Portfolio(s).

  It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of Principal Preservation, make it undesirable for a Portfolio to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in securities or other property of a Portfolio. However, the Portfolios have obligated themselves under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of a Portfolio's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Persons receiving such securities would incur brokerage costs when these securities are sold.

                              SHAREHOLDER SERVICES

  Principal Preservation offers a number of shareholder services designed to facilitate investment in Portfolio shares. Full details of each of the services, copies of the various plans described below and instructions as to how to participate in the various services or plans can be obtained from Principal Preservation, or the Distributor.


  Systematic Purchase Plan. A systematic purchase plan may be established at any time with a minimum initial investment of $100 and minimum subsequent monthly investments of $100. The minimum subsequent monthly investment is reduced to $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until your account balance reaches $500, after which the minimum is further reduced to $25.
The minimum subsequent investment is also reduced to $50 for all other accounts with balances of $1,000 or more. By participating in the systematic purchase plan, you may automatically make purchases of Principal Preservation shares on a regular, convenient basis. Under the systematic purchase plan, your bank or other financial institution honors preauthorized debits of a selected amount drawn on your account each month and applied to the purchase of Principal Preservation shares. The systematic purchase plan can be implemented with any financial institution that will accept the debits. There is no service fee for participating in the systematic purchase plan. An application and instructions on establishing the systematic purchase plan are available from your registered representative, the Distributor or Principal Preservation.


  Systematic Withdrawal Plan. You may establish a systematic withdrawal plan if you own or purchase shares having a current offering price value of at least $10,000 in a single Portfolio (except no such minimum applies for distributions from an IRA). The systematic withdrawal plan involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. The minimum amount you may receive under a systematic withdrawal plan is $150 per month. Normally, you would not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of your new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. You may terminate your systematic withdrawal plan at any time by written notice to Principal Preservation or the Transfer Agent.


  Reinvestment Privilege. If you redeem shares, you may reinvest all or part of the redemption proceeds in the same Portfolio, without a sales charge, if you send written notice to Principal Preservation or the Transfer Agent not more than 90 days after the shares are redeemed. Your redemption proceeds will be reinvested on the basis of net asset value of the shares in effect immediately after receipt of the written request. You may exercise this reinvestment privilege only once upon redemption of your shares. Any capital gains tax you incur on the redemption of your shares is not altered by your subsequent exercise of this privilege. If the redemption resulted in a loss and reinvestment is made in shares, the loss will not be recognized.


  Exchange Privilege. Subject to compliance with applicable minimum investment requirements, shares of any Principal Preservation portfolio may be exchanged for shares of any other Principal Preservation portfolio in any state where the exchange legally may be made. The standard sales commission applicable to purchases of shares of the Principal Preservation portfolio into which the exchange is being made (as disclosed in the then current prospectus for that Principal Preservation portfolio) will be charged in connection with the exchange, less any sales commission previously paid by the shareholder with respect to the shares being exchanged. However, if a front-end sales commission was previously paid with respect to the shares being exchanged and the investment represented by such shares has been held in one or more Principal Preservation portfolios continuously for at least six months prior to the proposed exchange, then no additional sales commission will be charged in connection with the exchange. Before engaging in any such exchange, a shareholder should obtain from the Distributor and carefully read the current prospectus relating to the Principal Preservation portfolio into which he or she intends to exchange. Such exchanges may be subject to a service charge by the Transfer Agent (currently $5.00).

  In order to effect an exchange on a particular business day, the Transfer Agent must receive a completed exchange authorization form or other written instructions, signed by all account holders, no later than 3:00 p.m. Eastern Time. Exchange authorization forms may be obtained from, and should be returned to, the Transfer Agent at 215 North Main Street, West Bend, Wisconsin 53095. The Transfer Agent may accept instructions from Selected Dealers, subject to certain conditions and requirements, by wire or telephone, for the exchange of shares held in an investor's account. Principal Preservation may amend, suspend or revoke this exchange privilege at any time, but will provide shareholders at least 60 days' prior notice of any change that adversely affects their rights under this exchange privilege. Exchanges are subject to the conditions described above under "Redemptions -- Conditions on Redemptions."

  An exchange of shares is considered a sale for tax purposes and you will realize a gain or loss for federal income tax purposes.

  An excessive number of exchanges may be disadvantageous to Principal Preservation. Therefore, Principal Preservation, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than three exchanges of shares in 12 months or more than one exchange per calendar quarter.

  Reinvestment of Distributions or Interest Payments. Unit holders of Ziegler sponsored unit investment trusts, holders of Ziegler Mortgage Securities, Inc. II bonds and holders of bonds underwritten by Ziegler may purchase shares of Principal Preservation by automatically reinvesting distributions from their unit investment trust, reinvesting principal or interest from their Ziegler Mortgage Securities, Inc. II bonds, or reinvesting interest from the bonds underwritten by Ziegler, as the case may be. Unit holders and bondholders desiring to participate in this plan should contact the Distributor for further information.

  Tax Sheltered Retirement Plans. Shares of the Portfolios are available for purchase in connection with the following tax-sheltered plans: (1) Individual Retirement Accounts; (2) Keogh plans; (3) 401(k) Plans; and (4) 403(b) Plans for employees of most nonprofit organizations. Detailed information concerning these plans and prototypes of these plans and other information are available from the Distributor. They should be carefully reviewed and considered with your tax or financial adviser. IRA investors do not receive the benefits of long-term capital gains treatment when funds are distributed from their account.

  For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

            DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENTS

  Dividends from net investment income will be declared daily and paid monthly in the Government and Tax-Exempt Portfolios, and will be declared and paid quarterly in the S&P 100 Plus, Select Value, Dividend Achievers and PSE Tech 100 Index Portfolios. Dividends may be taken in cash or additional shares at net asset value (without a sales charge). You may also direct the Transfer Agent to invest the dividends in shares of any other Principal Preservation portfolio for which you have an account. The investment occurs on the same day as the dividend distribution date. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain distributions in cash, they will be automatically reinvested in additional shares of the relevant Portfolio.

  Capital gains distributions, if any, in all Portfolios will be declared annually and normally will be paid within 45 days after the end of the fiscal year.
                                   TAX STATUS


  Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). In order to so qualify, each Portfolio must satisfy a number of requirements, including the requirement that at least 90% of the Portfolio's gross income be derived from dividends, interest and gains from the sale or other disposition of stock or other securities. In determining this gross income requirement, a loss from the sale or other disposition of securities does not enter into the computation.


  Each Portfolio will distribute substantially all of its net income and capital gains. Regulated investment companies, in most instances, pay a nondeductible four percent excise tax on the amount, if any, by which actual distributions of investment income and capital gains are less than distributions required by the Code. Principal Preservation intends to make distributions in a manner which will avoid the excise tax. The federal income tax status of all distributions will be reported to shareholders annually. That part of the Tax- Exempt Portfolio's net investment income which is attributable to interest from tax-exempt securities and which is distributed to shareholders will be designated as an "exempt-interest dividend" under the Code. A Portfolio's distributions are taxable when they are paid, whether a shareholder takes them in cash or reinvests them in additional shares, except that distributions declared in December and paid in January each year are taxable as if paid on December 31 of the earlier year.

  The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority which vary with respect to the taxation of such dividend income. It is possible that some states will exempt from tax that portion of the exempt-interest dividend which represents interest received by the Tax-Exempt Portfolio on that state's securities. Therefore, the Tax-Exempt Portfolio will report annually to its shareholders the percentage of interest income received on a state-by-state basis. You should consult with your tax adviser regarding the extent, if any, to which exempt-interest dividends are exempt under state laws applicable to your dividend distributions.

  A portion of the net investment income of the Government, S&P 100 Plus, Dividend Achievers and PSE Tech 100 Index Portfolios will qualify for the 70% dividends received deduction for corporations.

  Each series of a series company, such as Principal Preservation, is treated as a separate entity for federal income tax purposes so that the net realized capital gains and losses of Principal Preservation's separate portfolios are not combined.

  The foregoing is only a summary of some of the more important tax considerations generally affecting the Portfolios and their shareholders. This discussion is not intended as a substitute for careful tax planning. You are urged to consult your tax advisor with specific reference to your own tax situation.

                             DESCRIPTION OF SHARES

  The authorized common stock of Principal Preservation consists of one billion shares, par value of $0.001 per share. The shares of Principal Preservation are presently divided into eight series: Tax-Exempt Portfolio, Government Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio, Wisconsin Tax-Exempt Portfolio and Cash Reserve Portfolio, consisting of 50 million shares in each of the first six Portfolios and 400 million in the Cash Reserve Portfolio. Shares of the Cash Reserve Portfolio are further divided into two separate classes, Class X Common Stock (the Retail Class) and Class Y Common Stock (the Institutional Class), consisting of 200 million shares each. The Board of Directors of Principal Preservation may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

  Each share of Principal Preservation has one vote, and when issued and paid for in accordance with the terms of the offering will be fully paid and nonassessable. Each share of a series is entitled to participate pro rata in any dividends or other distributions declared by the Board of Directors of Principal Preservation with respect to that series, and all shares of a series have equal rights in the event of liquidation of that series. Shares of stock are redeemable at net asset value, at the option of the shareholder. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share.

  Each share of each series of Principal Preservation (including each share of each of the Portfolios) is entitled to one vote on each matter presented to shareholders of that series. As a Maryland corporation, Principal Preservation is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment advisory contract. On matters affecting an individual series (such as approval of advisory or sub-advisory contracts and changes in fundamental policies of a series) a separate vote of the shares of that series is required. Shares of a series are not entitled to vote on any matter not affecting that series. All shares of each series vote together in the election of Directors. Shares do not have cumulative voting rights.

  As used in the Prospectus, the phrase "majority vote" of the outstanding shares of a series (or of Principal Preservation) means the vote of the lesser of: (1) 67% of the shares of the Portfolio (or Principal Preservation) present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or Principal Preservation).

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  Purchase and sale orders for portfolio securities may be effected through brokers, although it is expected that transactions in debt securities will generally be conducted with dealers acting as principals. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Purchases and sales of securities traded over-the-counter may be effected through brokers or dealers. Brokerage commissions on securities and options are subject to negotiation between Principal Preservation and the broker.

  Principal Preservation will not deal with Ziegler or its affiliates in any transaction in which they act as a principal, but to the extent and in the manner permitted by the 1940 Act may effect brokerage transactions through them. The Advisors may utilize the services of Ziegler or an affiliate as a broker if the commissions, fees or other remuneration received by them are reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

  Allocation of transactions, including their frequency, to various dealers is determined by the Advisors in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Principal Preservation may also consider sales of shares of its various series as a factor in the selection of broker-dealers, subject to the policy of obtaining best price and execution.

                             DISTRIBUTION EXPENSES

  In addition to the sales charge deducted at the time of purchase, each Portfolio is authorized under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors. The Plan permits payments to be made by each Portfolio to the

Distributor to reimburse it for expenditures incurred by it in connection with the distribution of each Portfolio's shares to investors. These payments include, but are not limited to, payments to selling representatives or brokers as a service fee, advertising, preparation and distribution of sales literature and prospectuses to prospective investors, implementing and operating the Plan and performing other promotional or administrative activities on behalf of each of the Portfolios. Plan payments may also be made to reimburse the Distributor for its overhead expenses related to distribution of the Portfolio's shares. No reimbursement may be made under the Plan for expenses of the past fiscal years or in contemplation of expenses for future fiscal years.

  Under the Plan, payments may not exceed an amount computed at an annual rate of 0.25 of 1% of the average daily net assets of any Portfolio. The Plan continues in effect, if not sooner terminated, for successive one-year periods, provided that its continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons of any of the Advisors. For further information regarding the Plan, see "Distribution Expenses" in the Statement of Additional Information.

                               OTHER INFORMATION

  Transfer and Dividend Disbursing Agent. B.C. Ziegler and Company, 215 North Main Street, West Bend, Wisconsin 53095, acts as Transfer and Dividend Disbursing Agent.

  Shareholder Statements and Reports. Shareholders receive confirmations at least quarterly regarding their transactions and reports at least semiannually setting forth various financial and other information related to the Portfolios.

  Shareholder Inquiries. Shareholder inquiries may be directed to Principal Preservation at 215 North Main Street, West Bend, Wisconsin 53095; or by telephone at (800) 826-4600.

  Performance Information. From time to time the Portfolios may advertise their "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Portfolio refers to the income generated by an investment in that Portfolio over a one month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. "Total return" of a Portfolio refers to the average annual total return for one, five and ten year periods (or so much thereof as a Portfolio has been in existence). Total return is the change in redemption value of shares purchased with an initial $10,000 investment, assuming the reinvestment of dividends and capital gains distributions, after giving effect to the maximum applicable sales charge. In addition, the Tax- Exempt Portfolio may advertise its "tax equivalent yield," which is computed by dividing that portion of the Portfolio's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt. Performance information should be considered in light of the Portfolios' investment objectives and policies, characteristics and quality of the Portfolios and the market conditions during the time period, and should not be considered as a representation of what may be achieved in the future. Further information is contained in the Statement of Additional Information.

  Portfolio Rating. From time to time the Portfolios may obtain and use a rating from a nationally recognized statistical rating Information.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                TERMS AND CONDITIONS OF GENERAL APPLICATION FORM
                             ADDITIONAL INVESTMENTS

  After a Shareholder account is established, additional investments in the amount of $50 or more ($25 or more for IRAs, Keogh Plans, Self-Directed Retirement Plan Accounts, and Custodial Accounts under the Uniform Gifts/Transfers to Minors Act) may be made to that existing account at any time. Additional investments will be applied to the purchase of full and fractional shares of the specified Portfolio at the public offering price. These investments should be accompanied by an investment transmittal stub (attached to any previously received shareholder confirmation) and mailed directly to B.C. Ziegler and Company, 215 North Main Street, West Bend, Wisconsin 53095 (the Transfer Agent). Additional investments can also be made through your dealer.

                         INFORMATION PERTAINING TO THE
                             STATEMENT OF INTENTION

  Subject to conditions specified below, each purchase during the 13-month period subsequent to the effective date of this application will be made at the public offering price applicable to a single transaction of the dollar amount indicated, as described in the then effective prospectus. The offering price may be further reduced under the Combined Purchase and Cumulative Investment Privilege if the Transfer Agent is advised of any shares previously purchased and still owned. You understand that you may, at any time during the period, revise upward your stated intention by submitting a written request to that effect. Such revision shall provide for the escrowing of additional shares. The original period of the Statement, however, shall remain unchanged. Each separate purchase made pursuant to the Statement is subject to the terms and conditions contained in the prospectus in effect at the time of that particular purchase. It is understood that you make no commitment to purchase shares, but that if purchases so made within 13 months from this date do not aggregate the amount specified, you will pay the increased amounts of sales charge prescribed in the terms of escrow. You or your dealer must refer to this Statement of Intention in placing each future order for shares while this Statement is in effect. It is understood that when remitting funds directly to the Transfer Agent for investment in your account, specific reference must be made to this Statement. This cancels and supersedes any previous instructions which you may have given inconsistent with the above. You have received a copy of the current prospectus to which this application relates.

  Terms of Escrow to the Statement of Intention

  1. To assure compliance with provisions of the Investment Company Act of 1940, out of the initial purchase (or subsequent purchase if necessary) 5% of the dollar amount indicated on the reverse side hereof will be held in escrow in the form of shares (computed to the nearest full share at the applicable public offering price) registered in your name. These shares will be held by the Transfer Agent and be subject to the terms of escrow.

  2. If total purchases pursuant to this Statement equal the amount of the specified expected aggregate purchase, escrow shares will be released from restriction and be deposited to your account.

  3. If the total purchases pursuant to this Statement are less than the amount specified, you shall remit to the Dealer an amount equal to the difference between the dollar amount of sales charge actually paid and the amount of sales charge which would have been paid on the total purchases if all such purchases had been made at a single time. If the Distributor or the dealer, within 10 business days after request, does not receive this amount, they will instruct the Transfer Agent to redeem an appropriate number of escrow shares to realize such difference. If the proceeds from this redemption are inadequate, you will be liable to the Distributor or the dealer for the difference. The remaining shares after the redemption will be deposited to your account unless otherwise instructed.

  4. You hereby irrevocably constitute and appoint the Transfer Agent as attorney to surrender for redemption any or all shares on the books of Principal Preservation, under the conditions previously outlined, with full power of substitutions in the premises.

  5. Any dividends and capital gain distributions declared by Principal Preservation with respect to escrowed shares will be added to the escrow account.

                             COMBINED PURCHASE AND
                        CUMULATIVE INVESTMENT PRIVILEGE

  Shares may be purchased at the offering price applicable to the total of (a) dollar amount then being purchased plus (b) an amount equal to the value of the combined holdings of all series of Principal Preservation that have a sales charge of (1) an individual; (2) an individual, his spouse and their children under the age of 21 purchasing securities for his or their own account; (3) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account; (4) a pension, profit sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code (the "Code"); (5) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (6) employee benefit plans qualified under Section 401 of the Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Securities Act of 1933, as amended; or (7) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order for this cumulative quantity discount to be made available, the shareholder or his securities dealer must notify B.C. Ziegler and Company of the total holdings in all series of Principal Preservation each time an order is placed.

                             TELEPHONE REDEMPTIONS

  If you elect to redeem by telephone, a signature guarantee must be included with the application. This authorizes and directs Principal Preservation and the Transfer Agent, acting as your attorneys-in-fact, to redeem any or all shares of Principal Preservation pursuant to instructions received by telephone from you or any other person and to wire the proceeds to the bank account designated in your application. You agree that any telephone instructions may be recorded.

                              DEALER AUTHORIZATION

  The dealer, in signing the Authorization, authorizes B.C. Ziegler and Company, as its agent and on its behalf, to purchase from time to time shares of Principal Preservation necessary for the shareholder who has signed the Authorization. B.C. Ziegler and Company is authorized and directed where necessary to cause the shares to be transferred to the name of the shareholder on the books of Principal Preservation to retain and to account to the dealer for the dealer's sales charge due on each purchase, to confirm each direct sale to the shareholder on behalf of the dealer, and to transmit to the shareholder each new prospectus of Principal Preservation or supplement thereto delivered to it for that purpose. The dealer guarantees the genuineness of the signature(s) on the Authorization and represents that each person who has signed the Authorization is of legal age and not under legal disability. The dealer also represents that it is a duly licensed and registered dealer and that it may lawfully sell the specified securities in the state designated as the investor's mailing address. It further represents, if the sale has been made within the United States, that it is a member of the NASD and has entered into a soliciting dealer agreement with B.C. Ziegler and Company with respect to such shares.

         TERMS AND CONDITIONS FOR ESTABLISHING SYSTEMATIC PURCHASE PLAN

1. OPENING A SYSTEMATIC PURCHASE PLAN ("SPP"). An SPP may be established at any time by submitting the information requested above to the Transfer Agent. Depending on the date you elect to have automatic investments made, the SPP may take up to 30 days to commence after receipt of the SPP request by the Transfer Agent. There is a minimum initial investment of $100.00 for accounts opened under the SPP, and for subsequent investments ($50 or more for IRAs, Keogh Plans, Self-Directed Retirement Plan Accounts, and Custodial Accounts under the Uniform Gifts/Transfers to Minors Act, until your account balance reaches $500, after which investments can be made in increments of $25 or more). The additional investment amount drops to $50 for SPP participants whose accounts exceed $1,000.

2. INVESTMENTS. Principal Preservation shall collect the amount specified from your account at the designated financial institution as hereby authorized, debiting such account to its own order. Other than the sales charge, there are no service fees for participation in the SPP. Principal Preservation shall treat each deposit as if it were made by you directly.

3. TERMINATION. The privilege of making deposits under this service may be revoked by Principal Preservation without prior notice if any debit is not paid upon presentation. Principal Preservation shall be under no obligation to notify you of the non-payment and Principal Preservation shall have no liability whatsoever with respect thereto. You may discontinue the SPP by written notice to the Transfer Agent which is received at least ten business days prior to the collection date or the SPP may be discontinued at any time by Principal Preservation upon 30 days written notice prior to any collection date.

4. CHANGES IN ACCOUNT. In order to continue participation in the SPP, you must notify the Transfer Agent in writing of changes in your account. A "Voided" check reflecting the change of account must be attached to the written notification.

5. AVAILABILITY. The SPP is available only through financial institutions that have agreed to participate in such plans and may not be available to residents of certain states.

                                   APPENDIX A
                       COMPOSITION OF THE S&P 100 INDEX*
                            (AS OF JANUARY 31, 1998)


                                                   PERCENT OF                                                    PERCENT OF
                                                      TOTAL                                                         TOTAL
COMPANY NAME                                       COMPOSITION   COMPANY NAME                                    COMPOSITION
------------                                       -----------   ------------                                    -----------
Allegheny Teledyne Inc.                                0.14      Hartford Financial Services Group                    0.32
Aluminum Company of America                            0.39      Heinz (H.J.) Company                                 0.61
American Electric Power Company, Inc.                  0.27      Hewlett-Packard Company                              1.87
American Express Company                               1.16      Homestake Mining Company                             0.05
American General Corporation                           0.41      Honeywell Inc.                                       0.27
American International Group, Inc.                     2.30      Intel Corporation                                    3.94
American Telephone and Telegraph Company               3.03      International Business Machines Corporation          2.84
Ameritech Corporation                                  1.39      International Flavors & Fragrances Inc.              0.14
Amoco Corporation                                      1.18      International Paper Company                          0.41
AMP Incorporated                                       0.25      Johnson & Johnson                                    2.68
Atlantic Richfield Company                             0.71      Kmart Corporation                                    0.16
Avon Products, Inc.                                    0.23      Limited (The), Inc.                                  0.20
Baker-Hughes Incorporated                              0.18      Mallinckrodt Group Inc.                              0.07
BankAmerica Corporation                                1.46      May Department Stores Company                        0.36
Baxter International Inc.                              0.45      McDonald's Corporation                               0.96
Bell Atlantic Corporation                              2.14      MCI Communications Corporation                       0.96
Bethlehem Steel Corporation                            0.02      Merck & Co., Inc.                                    4.16
Black & Decker Corporation                             0.14      Merrill Lynch & Co., Inc.                            0.61
The Boeing Company                                     1.41      Microsoft Corporation                                5.35
Boise Cascade Corporation                              0.05      Minnesota Mining & Manufacturing Company             1.02
Bristol-Meyers Squibb Company                          2.93      Mobil Corporation                                    1.59
Brunswick Corporation                                  0.09      Monsanto Company                                     0.84
Burlington Northern Santa Fe Corporation               0.41      National Semiconductor Corporation                   0.14
Ceridian Corporation                                   0.11      Nations Bank                                         1.68
Champion International                                 0.14      Norfolk Southern Corporation                         0.36
Chrysler Corporation                                   0.68      Northern Telecom Limited                             0.71
CIGNA Corporation                                      0.36      Occidental Petroleum Corporation                     0.25
Cisco Systems                                          1.89      Oracle Corp.                                         0.68
Citicorp                                               1.62      PepsiCo, Inc.                                        1.62
Coastal Corporation                                    0.18      Pharmacia &Upjohn, Inc.                              0.57
Coca-Cola Company                                      4.75      Polaroid Corporation                                 0.05
Colgate-Palmolive Company                              0.48      Ralston Purina Group                                 0.30
Computer Sciences Corporation                          0.20      Raytheon Company                                     0.52
Delta Air Lines, Inc.                                  0.25      Rockwell International Corporation                   0.34
Digital Equipment Corporation                          0.25      Schlumberger Limited                                 1.09
Dow Chemical Company                                   0.61      Sears, Roebuck & Co.                                 0.55
DuPont (E.I.) de Nemours and Company                   1.91      Southern Company                                     0.50
Eastman Kodak Company                                  0.64      Tandy Corporation                                    0.11
Entergy Corporation                                    0.20      Tektronix, Inc.                                      0.07
Exxon Corporation                                      4.34      Texas Instruments Inc.                               0.64
FDX Holding Corp.                                      0.03      The Walt Disney Company                              2.66
First Chicago NBD Corporation                          0.64      Toys "R" Us, Inc.                                    0.23
Fluor Corporation                                      0.09      Unicom Corporation                                   0.20
Ford Motor Company                                     1.82      Unisys Corporation                                   0.09
General Dynamics Corporation                           0.16      United Technologies Corporation                      0.57
General Electric Company                               7.53      Upjohn Company                                       0.86
General Motors Corporation                             1.23      Wal-Mart Stores, Inc.                                2.66
Halliburton Company                                    0.61      Weyerhaeuser Company                                 0.30
Harrah's Entertainment                                 0.07      Williams Companies, Inc.                             0.27
Harris Corporation                                     0.27      Xerox Corporation                                    0.77



*"Standard & Poor's", "Standard & Poor's 100", "S&P", "S&P 100" and "100" are registered trademarks of Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

                                   APPENDIX B
       COMPOSITION OF THE PACIFIC EXCHANGE, INC. - TECHNOLOGY STOCK INDEX
                           (AS OF DECEMBER 31, 1997)

TICKER SYMBOL          COMPANY NAME                  TICKER SYMBOL           COMPANY NAME
-------------          ------------                  -------------           ------------
COMS                   3Com Corp                     HON                     Honeywell Inc
ACN                    Acuson Corp                   IMNX                    Immunex Corp
ADPT                   Adaptec Inc                   IFMX                    Informix Corp
ADCT                   ADC Telecom Inc               INTC                    Intel Corp
ADBE                   Adobe Systems Inc             INGR                    Intergraph Corp
AMD                    Advanced Micro Devices        IBM                     International Business Machines
AOL                    America Online                KLAC                    KLA-Tencor Corp
AMGN                   Amgen Inc                     KMAG                    Komag Inc
AMP                    AMP Inc                       KLIC                    Kulicke & Soffa
ADI                    Analog Devices                LLTC                    Linear Technology
AAPL                   Apple Computer Inc            LU                      Lucent Technologies
APM                    Applied Magnetic              MDT                     Medtronic Inc
AMAT                   Applied Material              MENT                    Mentor Graphics
ASND                   Ascend Communications         MU                      Micron Technology
ADSK                   Autodesk Inc                  MSFT                    Microsoft Corp
AUD                    Automatic Data                MIL                     Millipore Corp
BAY                    Bay Networks Inc              MOT                     Motorola Inc
BGEN                   Biogen Inc                    NSM                     National Semiconductor
BMET                   Biomet Inc                    NN                      Newbridge Network
BMCS                   BMC Software Inc              NOVL                    Novell Inc
BORL                   Borland International         NVLS                    Novellus Systems
BSX                    Boston Scientific             ORCL                    Oracle Corp
CS                     Cabletron Systems             PSFT                    PeopleSoft Inc
CDN                    Cadence Design                PKN                     Perkin-Elmer
CD                     Cendant Corp                  AQM                     QMS Inc
CNTO                   Centocor Inc                  QNTM                    Quantum Corp
CEN                    Ceridian Corp                 SFA                     Scientific Atlanta
CHPS                   Chips & Tech Inc              SEG                     Seagate Technology Inc
CHIR                   Chiron Corp                   SRM                     Sensormatic Electronics Corp
CSCO                   Cisco Systems                 SMED                    Shared Medical Systems
COHR                   Coherent Inc                  SGI                     Silicon Graphics
CPQ                    Compaq Computer               STJ                     St Jude Medical
CA                     Computer Associates           SMSC                    Standard Microsystems
CSC                    Computer Sciences             STK                     Storage Technology Corp
CQ                     Comsat Corp                   SRA                     Stratus Computer
CY                     Cypress Semiconductor         SUNW                    Sun Microsystems
DGN                    Data General                  SYBS                    Sybase Inc
DELL                   Dell Computer                 SYMC                    Symantec Corp
DEC                    Digital Equipment             SBL                     Symbol Tech Inc
DIGI                   DSC Communications Corp       SSAX                    System Software
EDS                    Electronic Data Systems       TEK                     Tektronix Inc
EMC                    EMC Corp                      TLAB                    Tellabs Inc
ESCC                   Evans & Suther                TER                     Teradyne Inc
EXBT                   Exabyte Corp                  TXN                     Texas Instruments
GATE                   Gateway 2000 Inc              THI                     Thermo Instrument Systems
GNE                    Genentech Inc                 UIS                     Unisys Corp
GSX                    General Signal Corp           VAR                     Varian Associates Inc
GENZ                   Genzyme Corp                  XRX                     Xerox Corp
HRS                    Harris Corp                   XLNX                    Xilinx Inc
HWP                    Hewlett-Packard               XOMA                    Xoma Corp


====================================================

     TABLE OF CONTENTS
                                Page
                                ----
Questions and Answers             2
Expenses                          5
Financial Highlights              7
Investment Objectives            13
Investment Program               14
Special Considerations           22
Management                       24
Determination of Net Asset
  Value Per Share                28
Purchase of Shares               28
Redemptions                      32
Shareholder Services             34
Dividends, Capital Gains
 Distributions
 and Reinvestments               35
Tax Status                       36
Description of Shares            36
Portfolio Transactions
 and Brokerage                   37
Distribution Expenses            37
Other Information                38

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

INVESTMENT ADVISORS
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

   Skyline Asset Management, L.P.
   (Sub-Advisor to Select Value Portfolio)
   311 South Wacker Drive
   Suite 4500
   Chicago, Illinois 60606

DISTRIBUTOR, DEPOSITORY, ACCOUNTING/PRICING AGENT,
AND TRANSFER AND DIVIDEND DISBURSING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

COUNSEL
   Quarles & Brady
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202


====================================================




                  [PRINCIPAL
                 PRESERVATION
                    LOGO]



               ----------------
                March 9, 1998
                 Prospectus
               ----------------






====================================================

PRINCIPAL PRESERVATION PORTFOLIOS, INC.
ACCOUNT APPLICATION FORM

MAKE CHECK OR                                                                           MAIL TO:  Principal Preservation
MONEY ORDER PAYABLE TO:  Principal Preservation Portfolios, Inc.                                  215 North Main Street
                                                                                                  West Bend, WI  53095
                                                                                               [PRINCIPAL PRESERVATION LOGO]
[X]  ______________________________________________________________________________________________________________________________

ACCOUNT REGISTRATION
[ ]  Individual ___________________________________________________________________________________________________________________
                        First Name              Middle Initial          Last Name                       Social Security Number

[ ]  Joint Owner __________________________________________________________________________________________________________________
                        First Name              Middle Initial          Last Name                       Social Security Number
           (In case of joint registration, a joint tenancy with right of survivorship will be presumed, unless otherwise indicated)

[ ]  Uniform Gift to Minor _______________________________, as custodian for ______________________________________________________
                                  Custodian's Name                                            Minor's Name (only one)

     ______________________________________________________________________________________________________________________________
         Minor's State of Residence                      Minor's Social Security Number                   Minor's Birth Date

[ ]  Corporation, Trust or Other __________________________________________________________________________________________________
                               Name of corporation, other organization or fiduciary         Social Security or Taxpayer I.D. Number
                               if trust, state trustee, maker and date of trust

__________________________________________________________________________     ____________________________________________________
              Print - Street Address                                             (Area code)        Telephone No. (optional)

_____________________________________________________     ___________________________________     _________________________________
                City                                                    State                                  Zip Code

Citizen of: [ ]  United States     [ ] Other ______________________________________________________________________________________
                                                                          (please specify)

[X]  ______________________________________________________________________________________________________________________________
PORTFOLIO SELECTION
Choose the Portfolio(s) in which you wish to open an account and indicate the amount you wish to invest in each.  Minimum initial investment is $1,000 ($500 for IRAs, Keogh Plans, Self-Directed Retirement Plan Accounts and Custodial Accounts under the Uniform
Gifts/Transfer to Minors Act).

[ ]  Tax-Exempt Portfolio __________________________________________     [ ]  I'm interested in the Cash Reserve Portfolio
[ ]  Government Portfolio __________________________________________          Please send me a Prospectus.
[ ]  S&P 100 Plus Portfolio ________________________________________     [ ]  I'm interested in the Wisconsin Tax-exempt Portfolio
[ ]  Dividend Achievers Portfolio __________________________________          Please send me a Prospectus.
[ ]  Select Value Portfolio ________________________________________
[ ]  PSE Tech 100 Index Portfolio __________________________________

[X]  ______________________________________________________________________________________________________________________________
METHOD OF PAYMENT
Shares purchased by personal or corporate check may not be               [ ]  Personal Check or  [ ]   Other ________________
redeemed by telephone or otherwise until 15 days after invest-                                                     (specify)
ment date or until the check clears.

[X]  ______________________________________________________________________________________________________________________________
DIVIDEND AND DISTRIBUTION OPTIONS
Until I advise you to the contrary, I elect to:
[ ]  Reinvest all dividends and capital gain distributions.              [ ]  Receive dividends in cash and reinvest capital gains.
     (if no box is checked, all dividends and capital gain               [ ]  Receive all distributions in cash.
     distributions will be reinvested in additional shares.)

[X]  ______________________________________________________________________________________________________________________________
STATEMENT OF INTENTION
Effective Date _____________________________________________
(Not more than 90 days prior to date of signature)                  Each purchase will be made at the public offering price applica-
The investor intends, but shall be under no obligation, to invest   ble to a single purchase of the dollar amount designated above.
over a 13-month period from the date of purchase an aggregate       as described in the prospectus (see "PURCHASE OF SHARES").
amount in any of the Portfolios having a sales charge equal to at least:

[ ]  $25,000-$49,999            [ ]  $250,000-$499,999
[ ]  $50,000-$99,999            [ ]  $500,000-$999,999
[ ]  $100,000-$249,999          [ ]  $1,000,000 or more

[X]  ______________________________________________________________________________________________________________________________
RIGHTS OF ACCUMULATION
I qualify for Rights of Accumulation as described in the Prospectus  Listed below are at the accounts from the different Portfolios of Principal Preservation sold subject to a sales charge which should be credited toward the reduced sales charge.

Account Number____________________________________________________    Account Number_______________________________________________

Account Number____________________________________________________    Account Number_______________________________________________

[X]  ______________________________________________________________________________________________________________________________
TELEPHONE EXCHANGE
[ ]  I authorize telephone exchange privileges.


[X]_____________________________________________________________________________
SYSTEMATIC PURCHASE PLAN

If you select this option please review the terms and conditions in this Prospectus. New accounts please fill in information in account registration and select one Portfolio under Portfolio Selection. I hereby authorize the Principal Preservation to withdraw from my checking account: $________ (see Terms and Conditions) on or about the [ ] 5th or [ ] 20th of each month.

An account must be previously established or a check in the amount of at least $100 must accompany application to be used to purchase shares of the following
Portfolio:

________________________________________________________________________________

ACH through the following financial institution:

_______________________________________   ______________________________________
Name of Financial Institution             Branch Name and Number


________________________________________________________________________________
Street Address of Financial Institution



Please attach an unsigned and voided check or deposit slip from the checking account you wish to use for the Systematic Purchase Plan. Write "Void" across the face of the check. Your check must be imprinted with all name(s) on your bank account and carry your financial institution's magnetic ink coding numbers across the bottom.


Signature                         Signature                       Date

________________________________________________________________________________
(If your checking account is held by more than one person, all account holders must sign this application.)


SYSTEMATIC WITHDRAWAL PLAN

Beginning____________, 19__ please send       __________________________________
checks in the amount of $______________.      Bank or Payee's Name
                         ($150 minimum)
Monthly___________ Quarterly____________      __________________________________
Please allow 30 days to start a program.      Account Number
Checks will be sent on or about the 26th
day of each month (the next business day      _________________________________
if a holiday).                                Name

[ ] Payment to be made to registered          __________________________________
    owner's address of record.                Street Address
[ ] Payment to be made to other than
    registered shareholders, identified       _________________________________
    at right: SIGNATURE GUARANTEE             City         State        Zip
    required (below).

[x]_____________________________________________________________________________

TELEPHONE REDEMPTIONS -- [ ] By wire to: or [ ] By mail to registered owner's address of record.

________________________________________________________________________________
Bank Name and Your Bank ABA Routing Number


_______________________________________   ______________________________________
Street Address of Bank                    Name of Bank Account


_______________________________________   ______________________________________
City           State            Zip       Your Bank Account Number


Signature Guarantee Required (below).



[x]_____________________________________________________________________________

SIGNATURE (This section must be filled out by new accounts.)

By the execution of this Application the investor represents and warrants that he has full right, power and authority, and, if a natural person is of legal age in his state of residence, to make the investment applied for pursuant to this Application, and the person or persons, if any, signing on behalf of the investor represent and warrant that they are duly authorized to sign this Application, and to purchase or redeem shares of Principal Preservation on behalf of the investor. The investor hereby affirms that he has received a current Prospectus.

"Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding."

1. SHAREOWNER,     X________________________  ________  ________________________
   CUSTODIAN,        Signature of Applicant   Date      Title, if applicable
   TRUSTEE OR
   AUTHORIZED
   OFFICER
   or

2. CO-SHAREOWNER   X________________________  ________  ________________________
                    Signature                 Date      Title, if applicable

[x]_____________________________________________________________________________
SIGNATURE GUARANTEE (Required for Telephone Redemptions and Systematic Withdrawal Plan options, if chosen above.) Signature(s) Guaranteed by commerical bank, trust company, savings and loan association, credit union or member firm of a national stock exchange.

By: ____________________________________________________________________________
    (Authorized Signature)                    Name of bank, association or firm

[x]_____________________________________________________________________________
DEALER IDENTIFICATION
B.C. Ziegler and Company (the "Distributor"), acts as agent in all purchases by the Investor of Principal Preservation shares. The Distributor and the authorized dealer, if any, named below each authorizes and appoints B.C.
Ziegler and Company to act as its agent to execute the purchase of Principal Preservation shares by the investor, whether the payment is received from the Distributor, the authorized dealer or directly from the investor, and to confirm such purchases on their behalf.

________________________________________________________________________________
Dealer's Name

________________________________________________________________________________
Home Office Address              City                State             Zip Code

By _____________________________________________________________________________
   Authorized Signature of Dealer        Address of Office Servicing Account

_________________   _________________   ___________________   __________________
Branch No.          Saleman's No.       Saleman's Last Name   Dealer No.

STATEMENT OF ADDITIONAL INFORMATION
  DATED MARCH 9, 1998
PRINCIPAL PRESERVATION PORTFOLIOS, INC.
215 North Main Street
West Bend, Wisconsin  53095
800-826-4600


         Six portfolios (the "Portfolios") of the Principal Preservation Portfolios, Inc. ("Principal Preservation") family of funds are described in this Statement of Additional Information and the Prospectus to which it relates: the Tax-Exempt Portfolio, Government Portfolio, S&P 100 Plus Portfolio, Divided Achievers Portfolio, Select Value Portfolio, and PSE Tech 100 Index Portfolio.

         Each Portfolio has distinct investment objectives and policies, and there can be no assurance that these investment objectives will be achieved. Each shareholder's interest is limited to the particular Portfolio in which their shares are owned.



                       Statement of Additional Information



         Shares may be purchased, and a prospectus may be obtained, directly from the Distributor, 215 North Main Street, West Bend, Wisconsin 53095, telephone 800-826-4600, or from Selected Dealers (see the Prospectus dated March 9, 1998 for more complete information, including an account application.) This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings ascribed thereto in the Prospectus.



              TABLE OF CONTENTS

                                                  PAGE
                                                  ----
STATEMENT OF ADDITIONAL INFORMATION..................1

INVESTMENT PROGRAM...................................2

INVESTMENT RESTRICTIONS.............................16

INDUSTRY CONCENTRATION FACTORS......................23

PERFORMANCE INFORMATION.............................30

DETERMINATION OF NET ASSET VALUE PER SHARE..........35

                                                                PAGE
                                                                ----

PURCHASE OF SHARES...............................................36

TAX STATUS.......................................................37

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............39

PORTFOLIO TRANSACTIONS AND BROKERAGE.............................39

DISTRIBUTION EXPENSES............................................40

CUSTODIAN........................................................43

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS.......................43

EXPERTS  ........................................................43

PORTFOLIO RATINGS................................................43

DESCRIPTION OF RATINGS OF CERTAIN SECURITIES.....................44

FINANCIAL STATEMENTS.............................................51



                               INVESTMENT PROGRAM

         The Prospectus describes the investment objectives and policies of each Portfolio. Certain instruments and techniques discussed in the Prospectus are described in greater detail below.

Information Regarding Tax-Exempt Investments

         Before investing in a particular Portfolio, an investor may wish to determine which investment -- tax-free or taxable -- will provide a higher after-tax return. To make such a comparison, the yields should be viewed on a comparable basis. The table below illustrates, at the tax brackets provided in the Internal Revenue Code of 1986, as amended, the yield an investor would have to obtain from taxable investments to equal tax-free yields ranging from 6% to 9%. An investor can determine from the following table the taxable return necessary to match the yield from a tax-free investment by locating the tax bracket applicable to the investor, and then reading across to the yield column which is closest to the yield applicable to the investor's investment. This presentation illustrates current tax rates, and will be modified to reflect any changes in such tax rates.

                          TAX-FREE V. TAXABLE INCOME




                                                             ASSUMED TAX-FREE YIELDS
TAXABLE INCOME                                                           6.00%         6.50%      7.00%          7.50%      8.00%
                                                             ---------------------------------------------------------------------
                                              FEDERAL TAX
SINGLE RETURN          JOINT RETURN           RATE           EQUIVALENT TAXABLE YIELDS*
----------------------------------------------------------------------------------------------------------------------------------
Up to $22,100          Up to $38,000          15.00%                     7.06%         7.65%      8.24%          8.82%       9.41%
$22,100-55,100         $38,000-91,850         28.00%                     8.33%         9.03%      9.72%         10.42%      11.11%
$55,100-115,000        $91,850-140,000        31.00%                     8.70%         9.42%     10.14%         10.87%      11.59%
$115,000-250,000       $140,000-250,000       36.00%                     9.38%        10.16%     10.94%         11.72%      12.50%
over $250,000          over $250,000          39.60%                     9.93%        10.76%     11.59%         12.42%      13.25%
===================================================================================================================================



* The Equivalent taxable yields are calculated based on the maximum marginal tax rate at each tax bracket. These rates and brackets are subject to change. The table is based on tax rates in effect as of December 31, 1997. You should consult your tax advisor regarding more recent tax legislation and how tax laws affect your personal financial circumstances.


         The Tax-Exempt Portfolio seeks to attain its objective by investing primarily in municipal securities, such as general obligation, revenue and industrial development bonds, rated at the time of purchase in an "A" category or higher by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or by Fitch Investors Service, Inc. This Portfolio may also invest in certain temporary short-term investments, money market fund investments, U.S. Government Securities, or securities collateralized by U.S. Government Securities. A description of the ratings is included in this Statement of Additional Information under the caption "Description of Ratings of Certain Fixed Income Securities."


         For illustrative purposes, the Tax-Exempt Portfolio may include in its supplemental sales literature from time to time a Bond Buyer Index line graph which shows the yield obtained on twenty (20) long-term municipal bonds from December 1980 through December 1997. The presentation consists of a line graph with yield (presented as a percentage) reflected along a vertical axis and the relevant time of inquiry reflected along a horizontal axis. This line graph is for illustrative purposes only and is not meant to be indicative of any Portfolio's total return. Information as to actual yield and total return is set forth under "Performance Information."


         The Tax-Exempt Portfolio also sometimes presents in supplemental sales literature a line graph that displays the difference in the growth in $10,000 placed in a tax-free investment as compared to the growth of the same amount placed in a taxable investment. This graph assumes $10,000 of principal is invested at a nominal annual rate of 6% compounded monthly (6.17% equivalent effective yield). The value of the investment is shown on the vertical axis with the time period (0-20 years) over which the investment has been held being reflected along the horizontal axis. This graph is for illustrative purposes only and is not meant to be indicative of the Tax-Exempt Portfolio's actual return. An investor is assumed to pay annual federal income tax at a 33% rate on the total amount of interest credited to the account. The presentation illustrates current tax rates, and will be modified to reflect any changes in such tax rates.

Municipal Securities

         Municipal securities include obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest of which is exempt from Federal income tax. The tax-exempt status of the municipal security is determined under Federal tax laws and is usually opined upon by the issuer's bond counsel at the time of the issuance of the security.

         The two principal classifications of municipal securities are notes and bonds. Municipal notes are generally used to provide short-term working capital needs and typically have maturities of one year or less. Municipal notes include Project Notes, Tax Anticipation Notes, Bond Anticipation Notes and Tax-Exempt Commercial Paper, and other similar short-term obligations.

         Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds may also be issued in connection with the refunding of similar outstanding obligations, or obtaining funds to lend to other public institutions, or for general operating expenses. Industrial development bonds, which are considered municipal bonds if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port, and parking facilities.

         The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases from the proceeds of a special tax or other specific revenue source. Although industrial development bonds are issued by municipal authorities, they are generally secured by specific facilities financed by the proceeds and, payable only from the revenues derived from the industrial user of those facilities. Payment of principal and interest on industrial revenue bonds generally depends on the ability of such user to meet its financial obligations, or, in case of default, upon the amount realizable upon the disposition of property pledged as security for payment of the user's obligation.

         Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the issuer's ability to generate tax revenues. There is also the possibility that, as a result of litigation or other conditions, the authority or ability of an issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Government Securities

         Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only as to interest rate, maturity and time of issuance. Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years.

         In addition to direct obligations issued by the U.S. Treasury, the Portfolios may also invest in obligations issued by agencies or instrumentalities of the U.S. Government; provided that with respect to the Government Portfolio, such obligations are backed by the unconditional full faith and credit of the U.S. government, its agencies or instrumentalities.

Options

         To the extent consistent with their investment objectives, the S&P 100 Plus and PSE Tech 100 Index Portfolios will employ options strategies designed to hedge protectively against any anticipated adverse movements in the market values of its portfolio securities or securities it intends to purchase and to enhance return.


         Listed options are traded on each of the stocks in the S&P 100 Index, and the S&P 100 Plus Portfolio may write (sell) covered call options and put options, and may purchase call options and put options on individual stocks as well as on stock indices (including the S&P 500 Index and S&P 100 Index) for the purposes and subject to the limitations stated herein and as outlined in "Investment Program -- S&P 100 Plus Portfolio" in the Prospectus. The S&P 100 Plus Portfolio may seek to enhance its return by writing covered call options for purchasing put options with respect to some or all of the individual stocks held in its portfolio. Through the purchase of call and put options with respect to individual stocks, the Portfolio may at times protectively hedge against an increase in the price of securities which the Portfolio plans to purchase or against a decline in the value of securities owned by the Portfolio. Whenever the Portfolio does not own securities underlying an open option position sufficient to cover the position, the Portfolio will maintain in a segregated account with its depository cash or cash equivalents sufficient to cover the market value of the open position. The S&P 100 Plus Portfolio may also engage in option transactions on securities indices as a strategy to hedge against anticipated declines in the S&P 100 Index (and thereby to hedge against a similar decline in its portfolio) and to enhance the Portfolio's return through premium income.



         The PSE Tech 100 Index Portfolio may write (sell) covered call options and put options, and may purchase call options and put options on stock indices for the purposes and subject to the limitations outlined in "Investment Program -- PSE Tech 100 Index Portfolio" in the Prospectus. See generally "Investment Program -- Options and Futures Activities" in the Prospectus.


         Options on individual stocks may also be utilized by the Dividend Achievers Portfolio to enhance income and for hedging purposes, but the Advisor has no plans to do so at this time.

         A call option on a security gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying security at the exercise price at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A call option written (sold) by a Portfolio exposes the Portfolio during the term of the option to possible loss of an opportunity to realize appreciation in the market price of the related portfolio security, or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security.

         A call option is considered to be covered if: (i) the writer (seller) thereof owns the security underlying the call or has an absolute and immediate right to acquire that security without payment of additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or depository) upon conversion or exchange of other securities; (ii) the writer holds on a unit-for-unit basis a call on the same security as the call written, and the exercise price of the call purchased is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian or depository; or
(iii) the writer maintains in a segregated account with its custodian or depository cash or cash equivalents sufficient to cover the market value of the open position.

         An option on an index is a contract that gives the holder of the option, in return for payment of a premium, the right to demand from the seller
(call) delivery of cash in an amount equal to the value of the index at a specified exercise price at any time during the term of the option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. A call option on an index is considered to be covered if the writer (seller) maintains with its custodian or depository cash or cash equivalents equal to the contract value. A call option is also covered if the writer holds a call on the same index as the call written where the exercise price of the call purchased is equal to or less than the exercise price of the call written.

         A put option on a security gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying security at the exercise price at any time during the option.

         A put option on an index is covered if a writer holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written provided the difference is maintained by the writer in cash or cash equivalents in a segregated account with its custodian or depository.

         A Portfolio will only purchase put options on individual securities held by the Portfolio, or, in the case of the S&P 100 Plus Portfolio and the PSE Tech 100 Index Portfolio, on securities indices which, in the opinion of the Advisor, have investment characteristics similar to those of securities in the Portfolio or an index on the securities.

         Whenever a Portfolio does not own securities underlying an open option position sufficient to cover the position, or whenever a Portfolio has written
(sold) a put, the Portfolio will maintain in a segregated account with its Depository cash or cash equivalents sufficient to cover the exercise price or, with respect to index options, the market value of the open position. The purchase of a put option may be intended to protect the Portfolio from the risk of a decline in the value of a security below the exercise price of the option. The Portfolio may ultimately sell the option in a closing sale transaction, exercise it or permit it to expire.

Futures

         The S&P 100 Plus Portfolio and PSE Tech 100 Index Portfolio may purchase and sell exchange-traded index futures contracts on the S&P 500 Index (and on the PSE Technology Index, in the case of the PSE Tech 100 Index Portfolio) for the purposes and strategies described in the Prospectus. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

         Futures contracts covering the S&P 500 Index and PSE Technology Index presently are traded on the Chicago Mercantile Exchange and the New York Futures Exchange, respectively. The S&P 100 Plus Portfolio and PSE Tech 100 Index Portfolio also may engage in transactions involving futures contracts on other indices presently traded or in the future created and traded on national stock exchanges if, in the opinion of the Board of Directors of Principal Preservation, such futures contracts are appropriate instruments to help the Advisor achieve the respective Portfolio's objective.

         Each of the S&P 100 Plus and PSE Tech 100 Index Portfolios generally will limit its use of futures contracts to hedging transactions. For example, the S&P 100 Plus Portfolio or PSE Tech 100 Index Portfolio might use futures contracts to equitize uncommitted cash or to hedge against anticipated declines in the cash value of the S&P 100 Index or the PSE Technology Index, as the case may be. Each such Portfolio also may sell futures contracts to hedge against anticipated declines in common stocks presently owned and may purchase futures contracts to hedge against anticipated increases in common stocks the Portfolio intends to purchase. The success of any hedging technique depends on the ability of the Advisor correctly to predict changes in the level and direction of movement in the underlying index. Should these predictions prove incorrect, each such Portfolio's return might have been better had hedging not been attempted; however, in the absence of the ability to hedge, the Advisor might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. The Portfolios will only enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with the Depository (or broker, if legally permitted) a specified amount of cash or U.S. Government Securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractural obligations have been satisfied. Each of the S&P 100 Plus Portfolio and PSE Tech 100 Index Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Portfolio, but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each of the S&P 100 Plus Portfolio and PSE Tech 100 Index Portfolio will mark to market all of its open futures positions.

         While a Portfolio maintains an open futures position, the Portfolio must maintain with the Depository, in a segregated account, assets with a market value sufficient to cover the Portfolio's exposure on the position (less the amount of the margin deposit associated with the position). A Portfolio's exposure on a futures contract is equal to the amount paid for the contract by the Portfolio.

         Index futures contracts in which the S&P 100 Plus Portfolio or PSE Tech 100 Index Portfolio will invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index, and delivery month), or in cash. If an offsetting purchase price is less than the original sale price, the Portfolio would realize a capital gain, or if it is more, the Portfolio would realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio would realize a capital gain, or if it is less, the Portfolio would realize a capital loss.
The transaction costs must also be included in these calculations.

         There are several risks associated with the use of futures contracts in the manner intended by the S&P 100 Plus Portfolio and PSE Tech 100 Index Portfolio. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between the price movements in the underlying index and in the portfolio securities being hedged or the index being simulated, as the case may be. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given strategy not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures and differences between the financial instruments being hedged or replicated and the instruments underlying the standard contracts available for trading.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of the futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures position and the Portfolio would continue to be required to meet margin requirements until the position is closed.

         To minimize such risks, neither the S&P 100 Plus Portfolio nor the PSE Tech 100 Index Portfolio will enter into a futures contract if, immediately after such transaction, the initial margin deposits for futures contracts held by the Portfolio would exceed 5% of the Portfolio's total assets. Additionally, the Portfolio may not maintain open short positions in futures contracts or call options written on indices if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in the Portfolio's investment portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Portfolio has written call options on specific securities in its investment portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

Taxation of Options and Futures

         If a Portfolio exercises a call or put option it owns, the premium paid for the option is added to the cost of the security purchased (call) or deducted from the proceeds of the sale

(put). For cash settlement options, the difference between the cash received at exercise and the premium paid is a capital gain or loss. If a call or put option written by a Portfolio is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost of the security purchased (put). For cash settlement options, the difference between the cash paid at exercise and the premium received is a capital gain or loss. Entry into a closing purchase transaction will result in capital gain or loss. If an option was "in the money" at the time it was written and the security covering the option was held for more than one year prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term for federal tax purposes. The holding period of the securities covering an "in the money" option will not include the period of time the option was outstanding.

         A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of the delivery notice date or the expiration date. Should a Portfolio ever deliver securities under a futures contract (which is not expected to occur), the Portfolio will realize a capital gain or loss on those securities.

         For federal income tax purposes, a Portfolio generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options and futures positions ("year-end mark to market"). Generally any gain or loss recognized with respect to such positions (either by year-end mark to market or by actually closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options and futures positions, the related securities positions and certain successor positions thereto) may be deferred to a later taxable year. Sales of futures contracts or writing of call options or buying put options which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of the hedged securities.

         Each Portfolio distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including year-end mark to market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Portfolio's other investments and shareholders are advised of the nature of the payments.

S&P 100 Index and PSE Technology Index

         For illustrative purposes, the S&P 100 Plus Portfolio and the PSE Tech 100 Index Portfolio sometimes includes in their supplemental sales literature a line graph showing the similarity of the price patterns of the S&P 100 and the S&P 500 stock indices (in the case of the S&P 100 Plus Portfolio), and the PSE Technology Index (in the case of the PSE Tech 100 Index Portfolio), over the past decade. The presentation displays superimposed line graphs of annual prices of the S&P 100 and the S&P 500 stock indices or the PSE Technology Index, as the case may be, over approximately a 10-year period, with prices reflected on the vertical axis and years reflected on the horizontal axis.

         The S&P 100 Index is based upon stocks which are all listed on the NYSE and all have equity options trading on the CBOE. The S&P 100 Index was also the first stock index listed for options trading. The S&P 100 Index was designed to track closely the S&P 500 Index, which is designed to be representative of the stock market as a whole. The S&P 100 stocks are all included in the S&P 500 Index. The graph indicates that there have been some modest discrepancies between the stock prices in the S&P 100 Index and the S&P 500 Index in recent years, as compared to the very high price correlation observed between those indices in earlier years. Historical prices are not necessarily indicative of the future prices of either of these indices, or of the performance of the S&P 100 Plus Portfolio or the ability of that Portfolio to match the performance of either of those indices or of the broad stock market generally.


         The S&P 100 Plus Portfolio also sometimes presents in its supplemental sales materials charts that compare the growth in value of a share of the S&P 100 Plus Portfolio from commencement of its operations through December 31, 1997 to the growth of the S&P 100 Index over the same period. One chart presents the comparison on a total yield basis, and another on a gross dollar basis. Each presentation assumes the reinvestment of all dividends.


         Historical prices are not necessarily indicative of the future prices of an index, or of the performance of a Portfolio or the ability of a Portfolio to match the performance of an index or of the stock market generally.

         The S&P 100 Plus Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, implied or expressed, to the purchasers of the Portfolio or any member of the public regarding the advisability of investing in index funds generally, or in this Portfolio particularly, or the ability of the S&P Index to track general stock market per formance. S&P's only relationship to this Portfolio is the licensing of the S&P trademarks and S&P 100 which is determined, composed and calculated by S&P without regard to this Portfolio. "Standard & Poor's", "Standard & Poor's 100", "S&P", "S&P 100" and "100" in connection with the S&P 100 are trademarks of S&P.

         The PSE Tech 100 Index Portfolio is not sponsored, endorsed, sold or promoted by the Pacific Stock Exchange Incorporated. The Pacific Stock Exchange Incorporated makes no representation or warranty, implied or expressed to the purchasers of the PSE Tech 100 Index Portfolio or any member of the public regarding the advisability of investing in index funds generally, or in that Portfolio particularly, or the ability of the PSE Technology Index to track stock market performance.

Repurchase Agreements

         The Select Value Portfolio may from time to time enter into repurchase agreements. Repurchase agreements involve the sale of securities to the Select Value Portfolio with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. The Portfolio may enter into repurchase agreements with broker-dealers and with banks. At the time the Portfolio enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Portfolio will require continual maintenance of cash or cash equivalents held by its depository in an amount equal to, or in excess of, the market value of the securities which are subject to the agreement.

         In the event the seller of the repurchase agreement becomes the subject of a bankruptcy or insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying security as agreed, the Select Value Portfolio could experience losses that include: (1) possible decline in the value of the underlying security during the period that the Portfolio seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights; (2) possible loss of all or a part of the income or proceeds of the repurchase; (3) additional expenses to the Portfolio in connection with enforcing those rights; and (4) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisors intend to cause the Select Value Portfolio to invest in repurchase agreements only when they determine that the Portfolio should invest in short-term money market instruments and that the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds. The Advisors do not currently intend to invest the assets of the Select Value Portfolio in repurchase agreements if, after doing so, more than 5% of the Portfolio's net assets would be invested in repurchase agreements.

When-Issued and Delayed Delivery Transactions

         The Tax-Exempt Portfolio and the Government Portfolio may purchase or sell securities in when-issued or delayed delivery transactions. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the purchasing Portfolio at the time of entering into the transactions. The payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. At the time a purchasing Portfolio enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Portfolio having a value at least as great as the purchase price of the securities to be purchased are identified on the books of the Portfolio and held by the Portfolio's depository throughout the period of the obligation.
The use of these investment strategies may increase net asset value fluctuations.

         The purchasing Portfolio will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Portfolio reserves the right to sell the securities before the settlement date if it is deemed advisable. Any gains from such sales will be subject to federal income tax to the extent not offset by losses on other transactions. The above Portfolios do not currently intend to purchase securities in when-issued transactions if, after such purchase, more than 5% of the Portfolio's net assets would consist of when-issued securities.

Short-Term Investments

         The Select Value Portfolio and PSE Tech 100 Index Portfolio may invest in any of the following securities and instruments in management of cash receipts, for liquidity for anticipated redemptions, to meet cash flow needs to enable each such Portfolio to take advantage of buying opportunities, during periods when attractive investments are unavailable and for temporary defensive purposes.

         BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Each such Portfolio may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Portfolio will be dollar-denominated obligations of domestic banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

         In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies, each such Portfolio may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

         SAVINGS ASSOCIATION OBLIGATIONS. Each such Portfolio may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

         COMMERCIAL PAPER, SHORT-TERM NOTES, VARIABLE RATE DEMAND NOTES, REPURCHASE AGREEMENTS AND OTHER CORPORATE OBLIGATIONS. Each such Portfolio may invest a portion of its assets in commercial paper and short-term notes, including variable rate demand notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

         Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another organization or, if unrated, will be determined by the Advisors to be of comparable quality. These rating symbols are described below under "Description of Ratings of Certain Securities."

         Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, each such Portfolio may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

         Each such Portfolio also may purchase corporate obligations known as variable rate demand notes. Variable rate demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Portfolio may demand payment of principal and accrued interest at any time. The investment policies of the Select Value Portfolio permit the purchase of variable rate demand notes only if, at the time of purchase, the notes are rated in the two highest rating categories by a Nationally Recognized Statistical Rating Organization, or, if unrated, the issuer has unsecured debt securities outstanding of an equivalent rating.

         The Select Value Portfolio also may invest in repurchase agreements as short-term instruments. See "Investment Program - Repurchase Agreements" above.

Investments in Other Investment Companies

         An investment by a Portfolio in another investment company may cause the investing Portfolio to incur duplicate and/or increased administration and distribution expenses. Such investments are limited under the 1940 Act and by applicable investment restrictions. See "Investment Restrictions" in this Statement of Additional Information.

Foreign Investments

         The Select Value Portfolio may invest up to 5% of its assets in securities of foreign issuers that are not publicly traded in the United States, excluding American Depository Receipts ("ADRs") in which the Portfolio also may invest. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency, although the underlying security may be subject to foreign government taxes which would reduce the yield on such securities.

         RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in foreign securities involve certain inherent risks, including the following:

         Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

         Currency Fluctuations. The Select Value Portfolio may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Portfolio's assets denominated in that foreign currency. The value of the Portfolio's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

         Market Characteristics. The Advisors expect that most foreign securities in which the Select Value Portfolio may invest will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States, and foreign securities may be less liquid than domestic securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

         Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

         Taxes. Dividends and interest payable on the Select Value Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders.

         In considering whether to invest in the securities of a foreign company, the Advisors consider such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Select Value Portfolio will be invested in foreign companies and countries and ADRs will fluctuate from time to time within the limitations imposed above, depending on the Advisors' assessment of prevailing market, economic and other conditions.

Industry Concentration

         There may be periods of time during which the issuers represented in the PSE Technology Index are concentrated in one or more industries. Notwithstanding the occurrence of such industry concentrations, the PSE Tech 100 Index Portfolio intends to maintain its investments so as to replicate that Index. As a result, a relatively high percentage of the Portfolio's assets may be concentrated from time to time in stocks of issuers within a single industry. Such issuers may be subject to the same economic trends. Securities held by the Portfolio may therefore be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of many other investment companies.

Portfolio Turnover


        Principal Preservation has not established a limit to its portfolio turnover rates, nor will it attempt to achieve or be limited to predetermined rates of portfolio turnover. The portfolio turnover rates of the various Portfolios are presented in the tables included in the sections of the Portfolios' combined Prospectus captioned "Financial Highlights."

                            INVESTMENT RESTRICTIONS

Restrictions for All Portfolios Other Than Select Value and PSE Tech 100 Index Portfolios

         Each Portfolio, other than the Select Value Portfolio and PSE Tech 100 Index Portfolio, has adopted the following fundamental investment restrictions and policies which cannot be changed without a majority vote of shareholders of that Portfolio, except that the restriction set forth in paragraph 16 is not fundamental. Policies that are not "fundamental policies" are subject to change by the Board of Directors without shareholder approval. A Portfolio may not:

         (1) Invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government Securities, which may be purchased without limitation; and, with respect to the S&P 100 Plus Portfolio, except as necessary to parallel the composition of the S&P 100 Stock Index. For the purposes of this limitation, the Tax-Exempt Portfolio will regard the entity which has the ultimate responsibility for payment of principal and interest as the issuer.

         (2) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

         (3) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of U.S. Government securities or on municipal securities.

         (4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

         (5) Invest in securities of other investment companies, except by purchases as a result of which not more than 10% of the Portfolio's total assets (taken at current value) would be invested in such securities, or except as they may be acquired as part of a merger, consolidation, reorganization or acquisition of assets.

         (6) Buy or sell real estate, real estate investment trusts, interests in real estate limited partnerships, oil, gas and mineral interests, or oil, gas and mineral leases, but this shall not prevent the Tax-Exempt Portfolio from investing in municipal securities secured by real estate or interests therein.

         (7) Borrow money or property except for temporary or emergency purposes. If a Portfolio ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Portfolio will not pledge more than 15% of its net assets to secure such borrowings. In the event a Portfolio's borrowing exceeds 5% of the market value of its total assets the Portfolio will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with a Portfolio's hedging activities are not to be deemed to be a pledge of assets.


         (8) Make loans, except that a Portfolio may lend its portfolio securities, subject to the conditions and limitations established in the Prospectus. See "Additional Investment Factors And Risks Regarding The Portfolios -- Lending of Portfolio Securities" in the Prospectus. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.


         (9) Underwrite the securities of other issuers, except that the Tax-Exempt Portfolio may bid, separately or as part of a group, for the purchase of municipal securities directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available.

         (10) Purchase securities with legal or contractual restrictions on resale.

         (11) Issue senior securities.


         (12) Purchase securities on margin, make short sales or write or purchase put and call options, except for the purposes and subject to the conditions and limitations described in the Prospectus. See the Portfolios "Investment Policies" and "Additional Investment Factors And Risks Regarding The Portfolios" in the Prospectus.


         (13) Buy or sell commodities or commodity contracts.

         (14) Invest in illiquid securities.

         (15) Purchase warrants, valued at lower of cost or market, in excess of 5% of the value of the Portfolio's net assets; included within the 5%, but not to exceed 2% of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

         (16) Purchase or retain the securities of an issuer if those officers or Directors of Principal Preservation or the Advisors (as defined under the caption "Management of Principal Preservation -- The Investment Advisors" in this Statement of Additional Information) who individually own beneficially more than 0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

         In addition to the investment restrictions above, the Tax-Exempt Portfolio also is subject to a fundamental investment restriction that it will invest at least 90% of its total assets in tax-exempt municipal securities, under normal circumstances.

         Each Portfolio also is subject to certain nonfundamental investment restrictions described below. See "Investment Restrictions - Nonfundamental Investment Restrictions Common to All Portfolios" below.

Restrictions for Select Value Portfolio

         The Select Value Portfolio has adopted the following fundamental investment restric tions:

         (1) Invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government securities or bank certificates of deposit and bankers' acceptances, which may be purchased without such limitation.

         (2) Acquire securities of any one issuer which at the time of investment (i) represent more than 10% of the outstanding voting securities of such issuer, or (ii) have a value greater than 10% of the value of the outstanding voting securities of such issuer.

         (3) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         (4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

         (5) Purchase securities on margin or effect short sales of securities (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options, futures and options on futures).

         (6) Buy or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, except that it may not invest over 10% of the value of its assets in real estate investment trusts).

         (7) Borrow money or property except for temporary or emergency purposes and in connection with transactions in options, futures or futures options. If the Portfolio ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Portfolio will not pledge more than 15% of its net assets to secure such borrowings. In the event the Portfolio's borrowing exceeds 5% of the market value of its total assets, the Portfolio will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets.

         (8) Make loans to other persons. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

         (9) Underwrite the securities of other issuers except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

         (10) Issue senior securities (other than the borrowings permitted above).

         In accordance with the following non-fundamental policies, which may be changed without shareholder approval, the Select Value Portfolio may not:

         (A) Invest in companies for the purpose of exercising control or management.

         (B) Invest in securities of other open-end investment companies (other than money market funds which are subject to restrictions described below. See "Investment Restrictions - Non-fundamental Investment Restrictions Common to All Portfolios").

         (C) Mortgage, hypothecate, or in any manner transfer as security for any indebtedness, any securities owned or held by the Portfolio, except that this restriction does not apply to borrowings permitted above.

         (D) Purchase or retain the securities of an issuer if those officers or Directors of Principal Preservation or the Advisors (as defined under the caption "Management of Principal Preservation --The Investment Advisors" in this Statement of Additional Information) who individually own beneficially more than
0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

         (E) Invest more than 5% of its assets (valued at the time of investment) in restricted securities or securities which are not readily marketable, including (i) securities subject to legal or contractual restrictions on resale; (ii) securities for which market quotations are not readily available; or (iii) repurchase agreements which expire in excess of seven days.

         (F) Purchase warrants, valued at lower of cost or market, in excess of 5% of the value of the Portfolio's net assets. Included within the 5%, but not to exceed 2% of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange, or on the Nasdaq National Market. Warrants acquired by the Portfolio in units or attached to securities shall be deemed to be without value for the purposes of this restriction.

         (G) Buy or sell commodities or commodity contracts or invest in financial futures, options or options on financial futures.

         (H) Invest less than 65% of its total assets in common stocks.

         (I) Invest over 5% of its total assets in repurchase agreements.

         (K) Invest in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration.

Restrictions for PSE Tech 100 Index Portfolio

         The PSE Tech 100 Index Portfolio has adopted the following fundamental investment restrictions:

         (1) Purchase more than 10% of the outstanding voting securities of an issuer or invest in a company to get control or manage it.

         (2) Borrow money or property except for temporary or emergency purposes. If the Portfolio ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not the amount borrowed). The Portfolio will not pledge more than 15% of its net assets to secure such borrowings. In the event the Portfolio's borrowing exceeds 5% of the market value of its total assets, the Portfolio will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with hedging activities, if any, are not to be deemed to be a pledge of assets.

         (3) Make loans, except that it may lend its portfolio securities. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

         (4) Underwrite the securities of other issuers, except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

         (5) Issue senior securities.

         (6) Purchase a security if, as a result, more than 10% of the value of the Portfolio's net assets would be invested in: (i) securities with legal or contractual restrictions on resale (other than investments and repurchase agreements); (ii) securities for which market quotations are not readily available; and (iii) repurchase agreements which do not provide for payment within 7 days.

         (7) Invest in commodities, but the Portfolio may invest in futures contracts and options.

         (8) Purchase securities on margin or effect short sales of securities, except short sales "against the box" (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options and futures transactions).

         (9) Buy or sell real estate, real estate investment trusts, real estate limited partnerships, or oil and gas interests or leases.

         In accordance with the following non-fundamental policies, which may be changed without shareholder approval, the PSE Tech 100 Index Portfolio may not:

         (A) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

         (B) Purchase warrants, except that the Portfolio may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Portfolio's net assets; included within the 5%, but not to exceed 2% of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

         (C) Purchase or retain the securities of an issuer if those officers or Directors of Principal Preservation or the Advisor (as defined under the caption "Management of Principal Preservation-The Investment Advisors" in this Statement of Additional Information) who individually own beneficially more than 0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities; provided that no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

         (D) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the total assets of the Portfolio to be invested in investment company securities, provided that: (i) no investment will be made in the securities of any single investment company if, immediately after such investment, more than 3% of the outstanding voting securities of such investment company would be owned by the Portfolio or more than 5% of the value of the total assets of the Portfolio would be invested in such investment company; and (ii) no such restrictions shall apply to a purchase of investment company securities as a part of a merger, consolidation, reorganization or acquisition of assets.

         With respect to fundamental investment restriction (6) above for the PSE Tech 100 Index Portfolio, portfolio securities are classified by the Advisor as liquid or illiquid under the supervision of, and pursuant to guidelines established by, the Board of Directors of Principal Preservation. It is possible that the 10% limitation on illiquid securities could be exceeded as a result of a security which, although liquid at the time of purchase, later is classified by the Advisor as illiquid as a result of market conditions or developments with respect to the issuer. Under such circumstances the Board of Directors would investigate and consider all of the surrounding circumstances, would evaluate all available alternatives to bring the PSE Tech 100 Index Portfolio back into compliance with the 10% limitation as soon as reasonably prac ticable, and would take appropriate action. However, the Portfolio would not necessarily be required immediately to dispose of illiquid securities until the 10% limitation is met if, in the judgment of the Board of Directors, it would not be in the best interests of the shareholders to do so. Disposing of illiquid investments potentially may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolio to sell an illiquid security promptly at an acceptable price. The absence of a trading market can make it difficult to ascertain the market value for illiquid investments, and could require the Portfolio to employ special pricing procedures. Because the stocks included in the PSE Technology Index are listed on the Nasdaq Stock Market, the New York Stock Exchange or the American Stock Exchange, the Portfolio does not anticipate any difficulty in maintaining adequate liquidity under normal market conditions. See "Investment Program -- PSE Technology Index" in the Prospectus.


Non-Fundamental Investment Restrictions Common to All Portfolios

         Also, the 1940 Act currently places further restrictions on certain of each Portfolio's investments, including: (i) subject to certain exceptions, the 1940 Act currently prohibits a Portfolio from investing more than 5% of its total assets in securities of another investment company or purchasing more than 3% of the total outstanding voting stock of another investment company, except that this restriction does not apply to a purchase of investment company securities as a part of a merger, consolidation, reorganization or acquisition of assets; and (ii) the 1940 Act's limit on aggregate holdings of illiquid securities or securities with restrictions on resale is 15% of a Portfolio's net assets.

         A fundamental investment restriction or policy cannot be changed without a majority vote of shareholders of the Affected Portfolio, which means the approval of the holders of the lesser of (i) a majority of the outstanding shares of the Portfolio or (ii) 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Portfolio are represented. Policies that are not "fundamental policies" are subject to change by the Board of Directors without shareholder approval. Any investment restriction which involves a maximum of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, a Portfolio.

                         INDUSTRY CONCENTRATION FACTORS

         As discussed in the Prospectus (see "Special Considerations - Concentrations" in the Prospectus), a significant portion of the PSE Tech 100 Index Portfolio's investments will consist of technology-based issues, which exposes the Portfolio to risks associated with economic conditions in that industry.

         Due to competition, a more concentrated and interrelated product line, and other factors, companies that develop and/or rely on technology could become increasingly sensitive to down swings in the economy and competitive factors. However, the companies whose common stocks are included in the PSE Technology Index comprise a fairly broad range of industries. This broad industry representation likely will soften volatility associated with economic political developments that disproportionately affect specific industries. The PSE Tech 100 Index Portfolio intends to maintain its investments in a manner designed to replicate the PSE Technology Index even during periods of industry concentration in the Index, should they occur.

                      MANAGEMENT OF PRINCIPAL PRESERVATION

Directors and Officers

         Under applicable law, the Board of Directors is responsible for management of Principal Preservation, and provides broad supervision over its affairs. The Advisors are responsible for each Portfolio's investment management, and Principal Preservation's officers are responsible for each Portfolio's operations.

         The directors and officers of Principal Preservation and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each director and officer of Principal Preservation is 215 North Main Street, West Bend, Wisconsin, 53095. Asterisks indicate those Directors of Principal Preservation who are "interested persons" (as defined in the 1940
Act) of any of the Advisors or an affiliate of any of the Advisors.



                                                     POSITION WITH                  PRINCIPAL
                                                       PRINCIPAL                  OCCUPATION DURING
NAME, AGE AND ADDRESS                                PRESERVATION                  PAST FIVE YEARS
---------------------                                -------------                -----------------
R.D. Ziegler,* 71                                Chairman and Director        Chairman, Director and Vice
                                                                              President, Ziegler Asset
                                                                              Management, Inc.; from 1973
                                                                              to 1997, Chairman and Direc
                                                                              tor and, prior to 1990, Chief
                                                                              Executive Officer, and prior to
                                                                              1986, President, The Ziegler
                                                                              Companies, Inc. and B.C.
                                                                              Ziegler and Company; Prior to
                                                                              1997, Director, Johnson
                                                                              Controls, Inc. (manufacturing).



                                                     POSITION WITH                PRINCIPAL
                                                       PRINCIPAL                OCCUPATION DURING
NAME, AGE AND ADDRESS                                PRESERVATION               PAST FIVE YEARS
---------------------                                -------------              -----------------
Robert J. Tuszynski,* 39                        President and Director        Senior Vice President, B.C.
                                                                              Ziegler and Company, since
                                                                              1996; prior thereto, Vice
                                                                              President, Director of Mutual
                                                                              Funds, B.C. Ziegler and
                                                                              Company from 1987 to 1996;
                                                                              Trustee, Chairman of the
                                                                              Board and President, Prospect
                                                                              Hill Trust and The Prime
                                                                              Portfolios (registered
                                                                              investment companies) from
                                                                              1994 to 1996.

Richard H. Aster, M.D., 67                             Director               Since June 1996, Senior
8727 W. Watertown Plank Rd.                                                   Investigator and Professor of
Milwaukee, WI 53226                                                           Medicine, Medical College of

                                                                              Wisconsin; prior thereto,
                                                                              President and Director of
                                                                              Research, The Blood Center
                                                                              of Southeastern Wisconsin,
                                                                              Inc.

Augustine J. English, 68                               Director               Retired; President,
1724 Lake Roberts Court                                                       Tupperware North America
Windermere, FL 34786                                                          from 1990 to 1994 (manufacturing);
                                                                              prior to 1990, President, The
                                                                              West Bend Company (manufacturing),
                                                                              a division of Dart Industries,
                                                                              a subsidiary of Premark
                                                                              International, Inc., of which
                                                                              Mr.English was a Group Vice
                                                                              President.




                                                     POSITION WITH                     PRINCIPAL
                                                       PRINCIPAL                  OCCUPATION DURING
NAME, AGE AND ADDRESS                                PRESERVATION                  PAST FIVE YEARS
---------------------                                -------------                -----------------
Ralph J. Eckert, 69                                    Director               Chairman, Trustmark
2059 Keystone Ranch Road                                                      Insurance Cos. (Mutual Life
Dillon, CO 80435                                                              Insurance Company); prior to

                                                                              1991, Chairman, President
                                                                              and Chief Executive Officer
                                                                              Trustmark Insurance Cos.
                                                                              since 1971; Trustee of the
                                                                              Board  of Pensions of the
                                                                              Evangelical Lutheran Church
                                                                              of America since 1989; Trustee
                                                                              of the Board of Pensions for
                                                                              the Lutheran Church of America
                                                                              from 1987 to 1989; and Trustee
                                                                              of The Prime Portfolios (registered
                                                                              investment company) from 1993 to
                                                                              1996.

John H. Lauderdale, 32                             Vice President -           Wholesaler, B.C. Ziegler and
                                                 Director of Marketing        Company since 1991; prior
                                                                              thereto, Marketing Account
                                                                              Executive, The Patten
                                                                              Company.

Franklin P. Ciano, 46                           Chief Financial Officer       Manager of Principal
                                                     and Treasurer            Preservation Operations, B.C.
                                                                              Ziegler and Company since
                                                                              1996; prior thereto, Vice
                                                                              President, Fixed Income
                                                                              Department, Firstar Bank.

Marc J. Dion, 40                                    Vice President            Vice President - Portfolio
                                                                              Manager and Chief Investment
                                                                              Officer, Ziegler Asset
                                                                              Management, Inc. since 1993;
                                                                              prior thereto, Vice President,
                                                                              Ziegler Asset Management,
                                                                              Inc.




                                                     POSITION WITH                    PRINCIPAL
                                                       PRINCIPAL                  OCCUPATION DURING
NAME, AGE AND ADDRESS                                PRESERVATION                  PAST FIVE YEARS
---------------------                                -------------                -----------------


S. Charles O'Meara, 47                                 Secretary              Senior Vice President and
                                                                              General Counsel, B.C. Ziegler
                                                                              and Company since 1993;
                                                                              prior thereto, Partner,
                                                                              O'Meara, Eckert, Pourus &
                                                                              Gonring (law firm).


         Principal Preservation pays the compensation of the three Directors who are not officers, directors or employees of the Advisors. Principal Preservation will pay each of these Directors an annual fee of $12,000 and an additional $450 for each Board or committee meeting he attends. Principal Preservation may also retain consultants, who will be paid a fee, to provide the Board with advice and research on investment matters. Each Portfolio, together with Principal Preservation's other series, pays a proportionate amount of these expenses based on its total assets.


         The table below shows fees paid to Directors of Principal Preservation for the year ended December 31, 1997. Each series of Principal Preservation pays a proportionate share of these expenses based on the ratio such series' total assets bear to the aggregate of the total assets of all nine series of Principal Preservation. Principal Preservation made no payments to its officers or directors who are affiliated with any investment advisor to Principal Preservation.




                                   PENSION OR
                                   RETIREMENT                                                             TOTAL COMPENSA-
                                 BENEFITS ACCRUED                                                            TION FROM
    NAME OF PERSON AND              AGGREGATE                AS PART OF                                      PRINCIPAL
       POSITION WITH              COMPENSATION               PRINCIPAL           ESTIMATED ANNUAL BEN    PRESERVATION AND
         PRINCIPAL               FROM PRINCIPAL            PRESERVATION'S       EFITS UPON RETIREMENT      FUND COMPLEX
       PRESERVATION               PRESERVATION                EXPENSES                                   PAID TO DIRECTORS
    ------------------           ----------------          --------------       ---------------------    -----------------
R. D. Ziegler,                         -0-                      -0-                      -0-                    -0-
 President and Director

Robert J. Tuszynski,                   -0-                      -0-                      -0-                    -0-
 President and  Director

Richard H. Aster,                    14,700                     -0-                      -0-                  14,700
 Director

Augustine J. English,                14,700                     -0-                      -0-                  14,700
 Director

Ralph J. Eckert                      14,700                     -0-                      -0-                  14,700
 Director


         The executive officers and Directors as a group (9 persons) owned beneficially, as of January 31, 1998, a total of 66,603 shares of the Dividend Achievers Portfolio and 11,804 shares of the Select Value Portfolio, representing 4.22 and 1.63%, respectively, of the total outstanding shares of those Portfolios. This management group's beneficial ownership of shares of each of the remaining Portfolio's and of Principal Preservation as a whole amounted to 0.63% of the outstanding shares. See also "Control Persons and Principal Holders of Securities."


The Investment Advisors

         Basic information as to Ziegler Asset Management, Inc. and Skyline Asset Management, L.P. and the Advisory and Sub-Advisory Agreements (the "Agreements") is set forth in the Prospectus under "Management."


         For the years ended December 31, 1997, 1996 and 1995, Principal Preservation made the following payments under the Agreements:



                                     FEES PAID PURSUANT TO ADVISORY AGREEMENTS
PORTFOLIO                            1997            1996                1995
-----------------------------      --------        --------            --------
                                    359,288       365,939(2)          332,888(2)
Government                          248,936      $275,693(2)         $295,379(2)
S&P 100 Plus(1)                     424,699       335,560(2)          292,466
Dividend                            265,344       206,154(2)          168,713
Select Value                         50,294        31,295(2)           21,143(2)
                                                   11,180(2)(3)          --






----------------------
(1) Effective May 1, 1996, the advisory fees for the S&P 100 Plus Portfolio were reduced from 0.75 of 1% to 0.575 of 1% on the first $20 million in average daily net assets, and from 0.50 of 1% to 0.45 of 1% on the next $30 million in average daily net assets. Advisory fees for net assets over $50 million remained unchanged.


(2) Does not reflect Ziegler's reimbursements (a) to the Select Value Portfolio in the amounts of $65,968, $57,688 and $72,971 for the years ended December 31, 1997, 1996 and 1995, respectively; (b) to the Dividend Achievers Portfolio in the amounts of $34,811, $34,553 and $49,439 for the years ended

         December 31, 1997, 1996 and 1995, respectively; (c) to the Tax-Exempt Portfolio in the amounts of $0, $3,708 and $3,699 for the years ended December 31, 1997, 1996 and 1995; (d) to the Government Portfolio in the amounts of $17,630, $19,260 and $10,105 for the years ended December 31, 1997, 1996 and 1995, respectively; (e) to the S&P 100 Plus Portfolio in the amounts of $98,729 and $10,411 for the years ended December 31, 1997 and 1996; or (f) to PSE Tech 100 Index Portfolio in the amount of $179,273 for the year ended December 31, 1997 and $77,978 for the period from June 10, 1996 (commencement of operations through December 31, 1996).






(3) Reflects fees for the period from June 10, 1996 (commencement of operations) through December 31, 1996.


Administrative Services

B.C. Ziegler and Company ("Ziegler") provides certain administrative, accounting and pricing services to Principal Preservation, including calculating daily net asset value per share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon portfolio manager communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, principal Preservation. Ziegler has agreed to provide these services pursuant to the terms of an Accounting/Pricing Agreement (the "Accounting/Pricing Agreement") at rates found by the Board of Directors to be fair and reasonable in light of the usual and customary charges made by unaffiliated vendors for similar services. the current rate of payment for these services per Portfolio per year is .03 of 1% of a Portfolio's total assets of $30 million but less than $100 million, .02 of 1% of a Portfolio's total assets of $100 million but less than $250 million and .01 of 1% of a Portfolio's total assets of $250 million or more, with a minimum fee of $19,000 per portfolio per year, plus expenses. the Accounting/Pricing Agreement will continue in effect from year to year, as long as it is approved at least annually by Principal Preservation's Board of Directors or by a vote of the outstanding voting securities of Principal Preservation and in either case by a majority of the Directors who are not parties to the Accounting/Pricing Agreement or interested persons of any such party. the Accounting/Pricing Agreement terminates automatically if assigned and may be terminated without penalty by either party on 60 days notice. The Accounting/Pricing Agreement provides that neither Ziegler nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Accounting/Pricing Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Accounting/Pricing Agreement, and in no case shall their liability exceed one year's fee income received by them under such Agreement.

Depository Services


      Each Portfolio's portfolio securities are held by Ziegler as depository pursuant to the terms of a Depository Contract. Ziegler also provides certain administrative, clearing and record keeping functions for each Portfolio pursuant to the Depository Contract. Under the terms of the Depository Contract, Ziegler is entitled to reasonable compensation for its services and expenses as Depository, as agreed upon from time to time between it and the Board of Directors of Principal Preservation. The current rate of compensation for the services is .055 of 1% of the first $10 million of each Portfolio's assets, .03 of 1% of the next $40 million of assets, .016 of 1% of the next $200 million of assets, and 0.015 of 1% of assets in excess of $250 million. The Depository Contract will continue in effect until terminated, and may be terminated by either party without cause on 30 days prior written notice. The Depository Contract provides that Ziegler shall not be liable to Principal Preservation or any Portfolio for any action taken or omitted by it in good faith without negligence. As of March 31, 1998, Firstar Trust Company will serve as Custodian to Principal Preservation Pursuant to a Custodian Servicing Agreement.


Transfer Agent Services

         Ziegler provides transfer agent and dividend disbursing services to each Portfolio pursuant to the terms of a Transfer and Dividend Disbursing Agency Agreement. Under the terms of the Transfer and Dividend Disbursing Agency Agreement, Ziegler is entitled to reasonable compensation for its services and expenses as agreed upon from time to time between it and the Board of Directors of Principal Preservation. The annual rate of compensation agreed upon for these services is $13.50 per account for the Government, Tax-Exempt and PSE Tech 100 Index Portfolios and $8.50 per account for the S&P 100 Plus, Select Value, and Dividend Achievers Portfolios. Ziegler is also entitled to reimbursement for all out of pocket expenses incurred in providing such services. Ziegler also has the right to retain certain service charges as described from time to time in the current Prospectus of the Portfolios. The Transfer and Dividend Disbursing Agency Agreement will continue in effect until terminated, and may be terminated by either party without cause on thirty (30) days' prior written notice. The Transfer and Dividend Disbursing Agency Agreement provides that Ziegler shall be indemnified by and not be liable to Principal Preservation or any Portfolio for any action taken or omitted by Ziegler under such agreement, except for liability for breach of Ziegler's obligation to maintain all Principal Preservation records in absolute confidence.

Other Services

         In addition to the foregoing, Ziegler also serves as the principal Distributor of each Portfolio's shares and receives commissions on sales of Portfolio shares. see "Purchase of Shares." Ziegler also receives reimbursement from each Portfolio for certain expenses Ziegler incurs in connection with distributing the Portfolio's shares pursuant to the Distribution Plan adopted by each Portfolio under Rule 12b-1 of the 1940 Act. See "Distribution Expenses." Fees paid to Ziegler for services provided in all of these capacities for the year (or portion thereof during which the particular Portfolio engaged perations) ended December 31, 1997 are shown in the following table.




                                       COMMISSIONS ON
                                      PORTFOLIO SHARES                                                  TRANSFER AND
                                       AND RULE 12B-1           ACCOUNTING/                               DIVIDEND
                                        DISTRIBUTION           PRICING FEES        DEPOSITORY       DISBURSING AGENT FEES
                                            FEES                                      FEES
TAX-EXEMPT                                 125,754                28,797             22,148                47,961
GOVERNMENT                                 100,754                22,601             17,621                44,404
S&P 100 PLUS                               498,361                37,391             27,051                14,974
DIVIDEND ACHIEVERS                         115,710                20,418             13,935                30,430
SELECT VALUE                                60,863                19,000              4,282                 5,978
PSE TECH 100 INDEX                          98,129                19,000              7,897                19,782
                                           -------               -------             ------               -------
  TOTAL                                    999,571               147,207             92,934               219,529



                           PERFORMANCE INFORMATION


         From time to time the Portfolios may advertise their "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Portfolio refers to the income generated by an investment in that Portfolio over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. "Total return" of the Portfolio refers to the average annual total return for one, five and ten year periods (or so much thereof as a Portfolio has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions, after giving effect to the maximum applicable sales charge. In addition, the Tax-Exempt Portfolio may advertise its "tax equivalent yield," which is computed by dividing that portion of the Portfolio's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt. Performance information should be considered in light of the

Portfolio's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the time period, and should not be considered as a rep resentation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing a Portfolio's performance to performance figures published for other investment vehicles.

         Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or so much thereof as a Portfolio has been in existence) ended on the date of the balance sheet of the respective Portfolio, each of which has been incorporated by reference into this Statement of Additional Information, that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                      n
                                P(1+T) =ERV

Where:

         P        =        a hypothetical initial payment of $1,000
         T        =        average annual total return
         n        =        number of years
         ERV               ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods
                           (or fractional portion thereof).

         In some circumstances a Portfolio may advertise its total return for a 1, 2 or 3-year period, or the total return since the Portfolio commenced operations. In such circumstances the Portfolio will adjust the values used in computing return to correspond to the time period for which the information is provided.


         The average annual total returns for each Portfolio for the 1, 5 and 10-year periods ended December 31, 1997 are set forth in the table below. The total returns for the Government and Tax-Exempt Portfolios have been restated to reflect the May 1, 1995 reduction in the maximum sales loads for those Portfolios from 4.5% to 3.5%. The total returns for the S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios have been restated to reflect the September 8, 1997 increase in the maximum sales loads for those Portfolios from 4.50% to 5.25%.

                                                                                           FROM
                                                                                       COMMENCEMENT
                                   1 YEAR           5 YEAR               10 YEAR       OF OPERATION
                                   ------           ------               -------       ------------
Tax-Exempt Portfolio               5.57%             6.71%                7.35%
Government Portfolio               4.32%             5.31%                7.46%
S&P 100 Plus Portfolio            20.12%            17.40%               15.48%
Dividend Achievers Portfolio      21.15%            13.31%               13.97%
Select Value Portfolio            20.53%             NA                   NA           18.19%
PSE Tech 100 Index Portfolio      13.09%             NA                   NA           15.51%



         For illustrative purposes, each Portfolio may include in its supplemental sales literature from time to time a mountain graph that advertises the Portfolio's total return by depicting the growth in the value of an initial investment of $10,000 that a shareholder would have experienced in the relevant Portfolio since the commencement of the Portfolio's operations to the present. The presentation consists of a line graph shaded underneath with the value of the amount invested reflected along a vertical axis and the time period from the com mencement of the Portfolio's operations through December 31, 1997 reflected along a horizontal axis.


         In some circumstances a Portfolio may advertise its total return for a 1, 2 or 3-year period, or the total return since the Portfolio commenced operations. In such circumstances, the Portfolio will adjust the values used in computing return to correspond to the time period for which the information is provided.

         Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                 a-b     6
                      Yield= 2 [(--- + 1)  - 1)]
                                  cd

Where:

    a = dividends and interest earned during the period.
    b = expenses accrued for the period (net of reimbursements).
    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
    d = the maximum offering price per share on the last day of the period.


         The yields for certain of the Portfolios for the month ended December 31, 1997 were: 4.20% for the Tax-Exempt Portfolio, and 4.97% for the Government Portfolio. When advertising yield, a Portfolio will not advertise a one-month or 30-day period which ends more than 45 days before the date the advertisement is published.


         A tax equivalent yield is based on a 30-day (or one-month) period, and is computed by dividing that portion of the yield of the Tax-Exempt Portfolio (as computed in accordance with the description above) by one minus a stated income tax rate and adding the products to that portion, if any, of the yield of the Portfolio that is not tax-exempt.


         The tax equivalent yield, assuming a 33% marginal tax rate, for the month ended December 31, 1997 was 6.27% for the Tax-Exempt Portfolio.


         Performance information for the Portfolios may be compared to various unmanaged indices, such as the S&P 500 (or in the case of the PSE Tech 100 Index Portfolio, the PSE Technology Index), as well as indices of similar mutual funds. The Portfolio's advertising may also quote rankings published by other recognized statistical services or publishers such as Lipper Analytical Services, Inc., or Weisenberger Investment Companies Service.

         An illustration may be used comparing the growth in value of an initial investment in a Portfolio compared to a fixed rate of return compounded on a monthly basis. This illustration will reflect the effect of the Portfolio's sales charge and fluctuations in net asset value, and will assume all income and capital gain distributions are reinvested. The fixed rate of return will be clearly stated and presented as a monthly compounded figure, and therefore will not reflect any market fluctuation.

         In advertising and sales literature, the performance of a Portfolio may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data (and in particular the PSE Technology Index and the S&P 100 Stock Index for the PSE Tech 100 Index Portfolio and S&P 100 Plus Portfolio, respectively), and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of a Portfolio. Comparison of a Portfolio to an alternative investment will consider differences in features and expected performance.

        All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which Principal Preservation generally believes to be accurate. A Portfolio may also note its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, Principal Preservation assumes no responsibility for the accuracy of such data. Newspapers and magazines which might mention a Portfolio or Principal Preservation include, but are not limited to, the following:

                The Business Journal        Milwaukee Journal Sentinel
                Business Week               Money
                Changing Times              Mutual Fund Letter
                Chicago Tribune             Mutual Fund Values
                Chicago Sun-Times               (Morningstar)
                Crain's Chicago             Newsweek
                Business                    The New York Times
                Consumer Reports            Pension and Investments
                Consumer Digest             Personal Investor
                Financial World             Stanger Reports
                Forbes                      Time
                Fortune                     USA Today
                Investor's Daily            U.S. News and World Reports
                Los Angeles Times           The Wall Street Journal


         When a newspaper, magazine or other publication mentions Principal Preservation or a Portfolio, such mention may include: (i) listings of some or all of the Portfolio's holdings; (ii) descriptions of characteristics of some or all of the securities held by the Portfolio, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information or similar statistics for the securities comprising any of the indexes or averages listed above; and (iii) descriptions of Principal Preservation or the Portfolio manager's economic and market outlook, general and for the Portfolio.

         A Portfolio may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

         The performance of the Select Value Portfolio may be compared to any or all of the following indexes or averages:

Dow-Jones Industrial Average                  New York Stock Exchange Composite Index
Russell 2000 Small Stock Index                American Stock Exchange Composite Index
Russell Mid-Cap Stock Index                   NASDAQ Composite
Russell 2500 Index                            NASDAQ Industrials
Standard & Poor's 500 Stock Index             (These indexes generally reflect the performance of stock traded in the
Standard & Poor's 400 Industrials             indicated markets.)
Standard & Poor's Mid-Cap 400 Index
Wilshire 5000
Wilshire 4500
Wilshire 4000
(These indexes are widely recognized
indicators of general U.S. stock
market results.)




         The performance of the Select Value Portfolio may also be compared to the following mutual fund industry indexes or averages: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Small Company Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper Small Company Growth Fund Index; Morningstar Growth Average; Morningstar Aggressive Growth Average;


Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average.

         Lipper Small Growth Fund Index reflects the net asset value weighted total return of the largest thirty growth funds as calculated and published by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds.

         The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper and by Morningstar, Inc. ("Morningstar"), respectively. The Select Value Portfolio may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Select Value Portfolio to a different category or develop (and place the Portfolio into) a new category, the Portfolio may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, the Select Portfolio may compare its performance or ranking against all funds tracked by Lipper or another independent service, and may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting the Portfolio's risk score (which is a function of the Portfolio's monthly returns less the 3-month Treasury bill return) from the Portfolio's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risks, or both.

         To illustrate the historical returns on various types of financial assets, the Select Value Portfolio may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index. The Portfolio may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by Principal Preservation to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stock (small-capitalization, large-capitalization, or both).


                   DETERMINATION OF NET ASSET VALUE PER SHARE

         Shares are sold at their net asset value per share plus the applicable sales charge. See "Purchase of Shares." Net asset value per share of each Portfolio is determined by subtracting the Portfolio's liabilities (including accrued expenses and dividends payable) from the Portfolio's total assets (the value of the securities the portfolio holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

         The net asset value per share will be calculated as of the close of trading on the New York Stock Exchange (the "Exchange") at least once every weekday, Monday through Friday, except on customary national business holidays which result in the closing of the Exchange (including New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The calculation is as of the close of trading on the Exchange for the S&P 100 Plus, Select Value, Dividend Achievers and PSE Tech 100 Index Portfolios, 2:30 p.m. New York time for the Tax-Exempt Portfolio, and 3:00 p.m. New York time for the Government Portfolio.

         Hedging instruments will be valued at their last sale price prior to the close of the Exchange, unless there have been no trades on that day and the last sale price is below the bid, or above the asked, price. If the last prior sale price is below the bid, instruments will be valued at the bid price at the close of the Exchange; if the last prior sale price is above the asked, the instrument will be valued at the asked price at the close of the Exchange. The municipal securities in which the Portfolios will invest are traded primarily in the over-the-counter market. Securities for which market quotations are readily available will be valued in the same manner as for hedging instruments. Securities and other assets for which quotations are not readily available will be valued at their fair value on a consistent basis using valuation methods determined by the Board of Directors. Each Portfolio intends to determine fair value for such securities based in part upon the information supplied by pricing services approved by the Board of Directors. Valuations of portfolio securities furnished by the pricing service will be based upon a computerized matrix system and/or appraisals by the pricing service in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers.

                               PURCHASE OF SHARES

         Ziegler acts as the principal Distributor for each of the Portfolios. Ziegler will allow Selected Dealer discounts (which are alike for all Selected Dealers) from the applicable public offering price. Neither Ziegler nor Selected Dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distribution Agreement between Principal Preservation and Ziegler will continue from year to year if it is approved annually by Principal Preservation's Board of Directors, including a majority of those Directors who are not interested persons, or by a vote of the holders of a majority of the outstanding shares. The Agreement may be terminated at any time by either party on 60 days notice and will automatically terminate if assigned.


         For the fiscal years ended December 31, 1997, 1996 and 1995 (or the portion of such year during which the relevant Portfolio was in operation), commissions earned on sales of shares of all of the Portfolios aggregated $1,350,229, $575,000 and $503,000, respectively.





                     Commissions and Rule 12b-1 Fees Earned by Ziegler on
                     Sales of Portfolio Shares for Year Ended December 31,
                     -----------------------------------------------------
Portfolio                1997                   1996                  1995
------------------   --------               --------              --------
Tax-Exempt            125,754                116,620                46,341
Government           $100,754               $117,555              $ 76,633
S&P 100 Plus          498,361                338,856               177,540
Dividend Achievers    115,710                 86,901                35,089
Select Value           60,863                 17,964                18,676
PSE Tech 100 Index     98,129                  9,435(1)               --
                     --------               --------              --------
    TOTAL            $999,571               $687,331              $354,279
                     ========               ========              ========


----------------



(1) Reflects commissions earned on sales of shares of the PSE Tech 100 Index Portfolio for the period from June 10, 1996 (commencement of operations) through December 31, 1996.

         Shares of a Portfolio may be purchased by certain classes of persons without a sales charge, or a reduced sales charge, as described in the Prospectus. The Board of Directors believes this is appropriate because of the minimal sales effort needed to accommodate these classes of persons.

         Because sales to members of qualified groups result in economies of sales efforts and sales related expenses, the Distributor is able to offer a reduced sales charge to such persons. A "qualified group" is one which: (1) has been in existence for more than six months; (2) has a purpose other than acquiring shares of one or more of the Portfolios at a discount; and (3) has more than ten members, is available to arrange for group meetings between representatives of the Distributor or Selected Dealers distributing shares of the Portfolios, and agrees to include sales and other materials related to Principal Preservation in its mailings to members at reduced or no cost to the Distributor or Selected Dealers. See "Purchase of Shares -- Group Purchases" in the Prospectus.


                                   TAX STATUS

         Each series of a series company, such as Principal Preservation, is treated as a single entity for Federal income tax purposes so that the net realized capital gains and losses of the various portfolios in one fund are not combined.

         Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). In order to qualify as a regulated investment company, each Portfolio must satisfy a number of requirements. Among such requirements is the requirement that at least 90 percent of a Portfolio's gross income must be derived from dividends, interest and gains from the sale or other disposition of stock or other securities. Another requirement is that less than 30 percent of a Portfolio's gross income be derived from the sale or other disposition of securities (net of losses on designated hedges) held for less than three months. In determining these gross income requirements, a loss from the sale or other disposition of securities does not enter into the computation.

         Gain or loss on the sale of U.S. Government securities held by a Portfolio for more than six months will generally be long-term capital gain or loss. Gain or loss on the sale of U.S. Government securities held for six months or less will be short-term capital gain or loss. Gain or loss on the sale, exchange, lapse, or termination of an option on securities will generally be treated as a gain or loss from the sale of securities.

         For information on federal taxation of options and futures, see "Investment Program -- Federal Taxation of Options and Futures."

         A portion of each Portfolio's (other than the Tax-Exempt Portfolio) net investment income will qualify for the 70% dividends received deduction for corporations. The aggregate amount eligible for the dividends received deduction may not exceed the aggregate qualifying dividends received by the Portfolio for the year. If less than 100% of the Portfolio's gross income constitutes dividend income, then only a portion of distributions by the Portfolio will be treated as dividend income for purposes of computing the dividends received deduction for corporations.

         Dividends and other distributions paid to individuals and other non-exempt payees are subject to a 31% backup Federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if one of the Portfolios is notified that the shareholder has underreported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. An investor may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the Account Application form attached to the Prospectus or IRS Form W-9.

         Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares will not be deductible for Federal income tax purposes. Further, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their own tax advisor before purchasing a Portfolio's shares.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         As of January 31, 1998, no person was known to the Fund to be the "beneficial owner" (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) of more than 5% of the outstanding shares of the Fund's common stock, or of any of the Portfolios, except that: (i) Ottawa County, #28, P.O. Box 705, 414 Washington, Grand Haven, Michigan owns beneficially 420,453 shares of the Government Portfolio, or approximately 9.63% of all outstanding shares of that Portfolio; (ii) Washtenah Community College, P.O. Box D1, Ann Arbor, Michigan owns beneficially 241,164 shares of the Government Portfolio, or approximately 5.52% of all outstanding shares of that Portfolio; (iii) Barbara Wilson, 700 San Antonio Street, Ojai, California owns beneficially 132,521 shares of the Dividend Achievers Portfolio, or approximately 8.40% of all outstanding shares of that Portfolio; (iv) Ziegler Growth Retirement Plan, 215 North Main Street, West Bend, Wisconsin owns beneficially 189,177 shares of Select Value Portfolio, or approximately 26.2% of all outstanding shares of that Portfolio; (v) B. C. Ziegler and Company, 215 North Main Street, West Bend, Wisconsin owns beneficially 60,537 shares of the Select Value Portfolio, or approximately 8.4% of all outstanding shares of that Portfolio; and (vi) Hamac & Co., P.O. Box 26246, Richmond, Virginia owns beneficially 134,396 shares of the PSE Tech 100 Index Portfolio, or ap proximately 5.89% of all outstanding shares of that Portfolio. Information as to beneficial ownership was obtained from information on file with the Securities and Exchange Commission or furnished by the specified person or the transfer agent.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Basic information with respect to portfolio transactions and brokerage is set forth in the Prospectus under "Portfolio Transactions and Brokerage." In addition to the conditions and limitations there described, in the event Ziegler or another affiliate of an Advisor is utilized as a broker by Principal Preservation, and other clients of such Advisor are considering the same types of transactions simultaneously, the Advisor will allocate the transactions and securities in which they are made in a manner deemed by it to be equitable, taking into account size, timing and amounts. This may affect the price and availability of securities to a Portfolio.


         During the fiscal years ended December 31, 1997, 1996 and 1995 (or the portion of such year during which the relevant Portfolio was in operation), the aggregate brokerage commissions paid by each Portfolio to Ziegler or an affiliate of Ziegler were as follows:




                             BROKERAGE COMMISSIONS PAID TO ZIEGLER OR ITS AFFILIATES
                                         FOR YEAR ENDED DECEMBER 31,
                           ---------------------------------------------------------
PORTFOLIO                    1997                    1996                     1995
---------                    ----                    ----                     ----
Government                 $   --                  $   -0-                  $   -0-
Tax-Exempt                     --                      -0-                      -0-
S&P 100 Plus                   --                      -0-                      -0-
Select Value                   --                      -0-                       --
Dividend Achievers          9,685                   10,458                   17,596
PSE Tech 100 Index             --                      -0-                      -0-
                           ------                  -------                  -------
    TOTAL                  $9,685                  $10,458                  $17,596
                           ======                  =======                  =======



         The amount received by Ziegler or other affiliates of an Advisor during the year ended December 31, 1997 constituted 11.07% of the aggregate brokerage commissions paid by Principal Preservation during that year, and the brokerage commissions earned by Ziegler or other affiliates of an Advisor during that year were earned on approximately 7.10% of the total dollar amount of portfolio transactions of Principal Preservation which involved the payment of commissions. The difference in these percentages is attributable to the fact that commissions on equity and index options in which the S&P 100 Plus Portfolio and PSE Tech 100 Index Portfolio invest, the trading of which is not directed to an affiliate of any Advisor, are based upon the number of contracts rather than the underlying value of the contracts. Therefore, there is an artificial difference between the percentage of brokerage commissions paid to such affiliates compared to the percentage of aggregate dollar amount of portfolio transactions.



                              DISTRIBUTION EXPENSES

         Principal Preservation's Distribution Plan (the "Plan") is its written plan contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.

         The Plan authorizes the Distributor to make certain payments to any qualified recipient, as defined in the Plan, that has rendered assistance in the distribution of Principal Preservation's shares (such as sale or placement of Principal Preservation's shares, or administrative assistance, such as maintenance of sub-accounting or other records). Qualified recipients include banks and other financial institutions. The Plan also authorizes the Distributor to purchase advertising for shares of the Portfolios, to pay for sales literature and other promotional material, and to make payments to its sales personnel. The Plan also entitles the Distributor to receive a fee of .25 of 1% on an annual basis of the average daily net assets of Portfolio shares that are owned of record by the Distributor as nominee for the

Distributor's customers or which are owned by those customers of the Distributor whose records, as maintained by Principal Preservation or its agent, designate the Distributor as the customer's dealer of record. Any such payments to qualified recipients or expenses will be reimbursed or paid by Principal Preservation, up to maximum annual amounts established under the terms of the Plan.

         The maximum amount of fees payable under the Plan by any Portfolio during any calendar year may not exceed an amount equal to 0.25 of 1% of the average daily net assets of the Portfolio over the relevant year. Prior to July 1, 1995, Rule 12b-1 distribution fees for the Government Portfolio, Tax-Exempt Portfolio, S&P 100 Plus Portfolio and Dividend Achievers Portfolio, were not assessed on net assets of those Portfolios allocated to accounts opened prior to March 1, 1991 (and net assets allocated to accounts in any of those Portfolios opened on or after March 1, 1991, provided the account was opened in connection with an exchange from another one of those Portfolios). Pursuant to an amendment to the Plan (the "Plan Amendment") approved by the shareholders of each of those Portfolios on April 27, 1995, effective July 1, 1995, net assets allocated to such accounts no longer are excluded from the calculation of the fee payable by those Portfolios under the Plan. Rather, like all of the other Portfolios, the maximum fees payable under the Plan by each of those Portfolios during any fiscal year is equal to 0.25 of 1% of the Portfolio's total average daily net assets.





         The Distributor bears its expenses of distribution above the foregoing amounts. No reimbursement or payment may be made for expenses of past fiscal years or in contemplation of expenses for future fiscal years under the Plan. Payments under the Plan to the Distributor for the year ended December 31, 1997 for each Portfolio are shown in the table under "Management of Principal Preservation -- Other Services" above.


         The Plan states that if and to the extent that any of the payments by Principal Preservation listed below are considered to be "primarily intended to result in the sale of shares" issued by a Portfolio within the meaning of the Rule, such payments by Principal Preservation are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (1) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of Principal Preservation or other funds or other investments; (2) the costs of preparing, printing and mailing of all prospectuses to shareholders; (3) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of Principal Preservation's shares; (4) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (5) all fees and expenses relating to the qualification of Principal Preservation and or their shares under the securities or "Blue Sky" laws of any jurisdiction; (6) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of Principal Preservation's shares; (7) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance; (8) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (9) all costs of responding to telephone or mail inquiries of shareholders.

         The Plan also states that it is recognized that the costs of distribution of Principal Preservation's shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the Distributor, and that the profits, if any, of the Advisors are dependent primarily on the advisory fees paid by Principal Preservation to Ziegler. If and to the extent that any investment advisory fees paid by Principal Preservation might, in view of any excess distribution costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by Principal Preservation, the payment of such fees is nonetheless authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which Principal Preservation is a party, the Board of Directors including its Directors who are not "interested persons" as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("Qualified Directors"), shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and (b) of the 1940 Act.

         Under the Plan, Principal Preservation is obligated to pay distribution fees only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from the previous years. The Plan permits the Distributor to pay a portion of the distribution fee to authorized broker dealers, which may include banks or other financial institutions, and to make payments to such persons based on either or both of the following: (1) as reimbursement for direct expenses incurred in the course of distributing Principal Preservation's shares or providing administrative assistance to Principal Preservation or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals and personnel (including commissions and other compensation paid to such personnel); and/or (2) at a specified percentage of the average value of certain qualifying accounts of customers of such persons.

         The Plan requires that while it is in effect the Distributor shall report in writing at least quarterly to the Directors, and the Directors shall review, the following: (1) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payment was made; (2) the amounts of expenses and the purpose of each such expense; and (3) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter.

         The Plan will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors and its Qualified Directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated any time without penalty by a vote of a majority of the Qualified Directors or by the vote of the holders of a majority of the outstanding voting securities of Principal Preservation (or with respect to any Portfolio, by the vote of a majority of the outstanding shares of such Portfolio). The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval. While the Plan is in effect, the selection and nomination of those Directors who are not interested persons of Principal Preservation is committed to the discretion of such disinterested Directors. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Directors.

                                    CUSTODIAN


         Principal Preservation serves as its own custodian. The securities of each Portfolio are held by Ziegler, an affiliated person of Principal Preservation, as Depository. In addition, Ziegler performs certain administrative, clearing and record keeping functions for each Portfolio. For such services, Ziegler is compensated at the rate of .055 of 1% of the first $10 million of each Portfolio's assets, .03 of 1% of the next $40 million of assets,
 .016 of 1% of the next $200 million of assets, and 0.015 of 1% of assets in excess of $250 million. Fees paid to Ziegler for providing these services to each Portfolio for the year ended December 31, 1997 are shown in the table under the section of this Statement of Additional Information entitled "Management of Principal Preservation -- Other Services." Effective March 31, 1998, Firstar Trust Company will serve as custodian to Principal Preservation pursuant to a Custodian Servicing Agreement.


                   COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

         Quarles & Brady, as counsel to Principal Preservation, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the Prospectus. Arthur Andersen LLP, independent public accountants, are the auditors of Principal Preservation.

                                     EXPERTS

         The audited financial statements of the Portfolios incorporated by reference into the Prospectus have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto and incorporated by reference into the Prospectus in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.


                                PORTFOLIO RATINGS

         A Portfolio may obtain and use a rating from a nationally recognized statistical rating organization. A rating on the shares of an investment company is a current assessment of creditworthiness with respect to the investments held by such fund. This assessment takes into consideration the financial capacity of the issuers and of any guarantors, insurers, lessees, or mortgagors with respect to such investments. The assessment, however, does not take into account the extent to which a Portfolio's expenses or portfolio asset sales for less than the Portfolio's purchase price will reduce yield or return. In addition, the rating is not a recommendation to purchase, sell, or hold units, inasmuch as the rating does not comment as to market price of the shares or suitability for a particular investor.

                  DESCRIPTION OF RATINGS OF CERTAIN SECURITIES

         As set forth in the Prospectus under the captions "Investment Objectives" and "Investment Program," generally, each Portfolio will limit its investment in debt securities to those which are rated in one of certain specified categories by a Nationally Recognized Statistical Rating Organization or are U.S. Government Securities. The following is a brief description of the rating systems used by three of these organizations.


CORPORATE AND MUNICIPAL BOND RATINGS

Standard & Poor's Ratings Services

         An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligers such as guarantors, insurers or lessees.

         The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         II.      Nature of and provisions of the obligation; and

         III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         S&P's four highest rating categories are as follows:

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

         BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protective parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher-rated categories.

Moody's Investors Service, Inc.

         The purpose of Moody's Ratings is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. Moody's four highest rating categories are as follows:

         Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations: i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Fitch Investors Service, Inc.

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Fitch's four highest rating categories are:

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB. Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

General

         The S&P and Fitch "AA", "A" and "BBB" ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The letter "p" following an S&P rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his or her own judgment with respect to such likelihood and risk.

         The word "Conditional" following a Fitch rating indicates the rating is conditional and is premised on the successful completion of a project or the occurrence of a specific event.

         Moody's security rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         The symbol "Con" in a rating by Moody's indicates a provisional rating given to bonds for which the security depends upon the completion of some act of the fulfillment of some condition. These are bonds secured by: (1) earnings of projects under construction; (2) earnings of projects unseasoned in operating experience; (3) rentals which begin when facilities are completed; or (4) payments to which some other limiting condition attaches. A parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTE RATINGS

Moody's Investors Service, Inc.

         MIG  1.           This designation denotes best quality. There is
                           present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4.   This designation denotes adequate quality.
                  Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's Ratings Services

         SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

         SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

         Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:


         -Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note.)

         -Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note.)

Fitch Investors Service, Inc.

         Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

           F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

           F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

           F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

           F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

           Fitch also uses the symbol "LOC" which indicates that the rating is based on a letter of credit issued by a commercial bank.

RATINGS OF COMMERCIAL PAPER

Standard & Poor's Ratings Services

           S&P ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The ratings are based on current information furnished to S&P by the issuer and obtained by S&P from other sources it considers reliable. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety, as follows:

           A-1. This designation indicates the degree of safety regarding timely payment is overwhelming or very strong. Those issuers determined to possess over whelming safety characteristics are denoted with a "plus" (+) designation.


           A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

           A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

           B. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

           C. Issues rated "C" are regarded as having a doubtful capacity for payment.

           D.         Issues rated "D" are in payment default.

Moody's Investors Service, Inc.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1. Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment or short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short- term promissory obligations. This will normally be evidenced by many of the characteristics cited above in the Prime-1 category but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the instruments rated by them. It should be emphasized that such ratings, which are subject to revision or withdrawal, are general and are not absolute standards of quality.

                              FINANCIAL STATEMENTS

                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.



         The following audited financial statements and footnotes thereto of Principal Preservation Portfolios, Inc., including the Government, Tax-Exempt, S&P 100 Plus, Select Value, Dividend Achievers and PSE Tech 100 Index Portfolios, and the Report of the Independent Public Accountants thereon, are incorporated herein by reference from Principal Preservation's 1997 Annual Report to Shareholders.



         (1)      Balance Sheets of each Portfolio dated December 31, 1997.

         (2) Statements of Changes in Net Assets of each Portfolio for the years ended December 31, 1997 and 1996 (except that this Statement for the PSE Tech 100 Index Portfolio covers the year ended December 31, 1997 and the period from June 10, 1996 (commencement of operations) through December 31, 1996)

         (3) Statements of Operations of each Portfolio for the year ended December 31, 1997 (except that this Statement for the PSE Tech 100 Index Portfolio covers the year ended December 31, 1997 and the period from June 10, 1996 (commencement of operations) through December 31, 1996)


         A copy of the Annual Report may be obtained free of charge by writing to Principal Preservation, 215 North Main Street, West Bend, Wisconsin 53095.

PRINCIPAL PRESERVATION PORTFOLIOS, INC.

         215 North Main Street
         West Bend, Wisconsin 53095


INVESTMENT ADVISORS

         Ziegler Asset Management, Inc.
         215 North Main Street
         West Bend, Wisconsin  53095

         Skyline Asset Management, Inc.
         (Sub-Advisor to Select Value Portfolio)
         311 South Wacker Drive
         Suite 4500
         Chicago, Illinois  60606



DISTRIBUTOR, DEPOSITORY, ACCOUNTING/PRICING AGENT
AND TRANSFER AND DIVIDEND DISBURSING AGENT


         B.C. Ziegler and Company
         215 North Main Street
         West Bend, Wisconsin 53095


LEGAL COUNSEL

         Quarles & Brady
         411 East Wisconsin Avenue
         Milwaukee, Wisconsin 53202


INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP
         100 East Wisconsin Avenue
         Milwaukee, Wisconsin 53202

                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.




                     ---------------------------------------


                                  MARCH 9, 1998




                       STATEMENT OF ADDITIONAL INFORMATION

                     ---------------------------------------

                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.

Part C.  Other Information

Item 24.  Financial Statements and Exhibits

          (a) Financial Statements of the Registrant included or incorporated by reference into Part B for each series:

               (1) Balance Sheet

               (2) Statement of Changes in Net Assets

               (3) Statement of Operations

               (4) Schedule of Investments

               (5) Report of Independent Public Accountants

          (b)  Exhibits:

               See Exhibit Index following Signature Page, which Exhibit Index is incorporated herein by this reference.

Item 25.  Persons Controlled by or under Common Control with Registrant

          Not applicable.

Item 26.  Number of Holders of Securities

          At February 27, 1998, the number of record holders of each class of securities of Registrant or its predecessors, as the case may be, was:


                                      NUMBER OF HOLDERS OF RECORD OF
PORTFOLIO                                 SHARES OF COMMON STOCK
---------                                 ----------------------
Tax-Exempt Portfolio                               2075
Government Portfolio                               1943
S&P 100 Plus Portfolio                             5864
Dividend Achievers Portfolio                       2174
Select Value Portfolio                              638
PSE Tech 100 Index                                 3188
Wisconsin Tax-Exempt Portfolio                     1094
Cash Reserve Portfolio
   Class X Common Stock                             52
   Class Y Common Stock                             68


Item 27. Indemnification

         Reference is made to Article IX of the Registrant's Bylaws filed as Exhibit No. 2 to its Registration Statement with respect to the indemnification of Registrant's directors and officers, which is set forth below:

          Section 9.1. Indemnification of Officers, Directors, Employees and Agents. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:


               (a) whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

               (b) the Corporation shall not indemnify any person unless:

                   (1) the court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

                   (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

         Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

               (1) such person shall provide adequately security for his undertaking;

               (2) the Corporation shall be insured against losses arising by reason of such advance; or

               (3) a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

         Section 9.2 Insurance of Officers, Directors, Employees and Agents. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

         Registrant undertakes that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of Investment Adviser

         (a)   Ziegler Asset Management, Inc.

               Ziegler Asset Management, Inc. is a wholly owned subsidiary of The Ziegler Companies, Inc. It serves as investment advisor to all of the Registrant's Portfolios.

               Set forth below is a list of the officers and directors of Ziegler Asset Management, Inc. as of December 31, 1997, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:


                                            POSITION WITH
                                            ZIEGLER ASSET
NAME                                          MANAGEMENT                            OTHER AFFILIATIONS(1)
----                                          ----------                            ---------------------
P. D. Ziegler                    Chairman and Director                 Chairman of the Board, President, Chief
                                                                       Executive Officer and Director, B.C. Ziegler
                                                                       and Company; Chairman, Ziegler
                                                                       Securities; Director, West Bend Mutual
                                                                       Insurance Company, 1900 S. 18th Avenue,
                                                                       West Bend, WI  53095 (insurance
                                                                       company)

Geoffrey G. Maclay, Jr.          President and Chief Executive         President and Chief Executive Officer,
                                 Officer                               Ziegler Asset Management, Inc.

R. D. Ziegler                    Senior Vice President and             Chairman and Director, Principal
                                 Director                              Preservation Portfolios, Inc., Director,
                                                                       Johnson Controls, Inc., 5757 N. Green Bay
                                                                       Avenue, Milwaukee, WI 53201 (manufacturing)

Robert J. Tuszynski              Vice President                        Senior Vice President, B.C. Ziegler and
                                                                       Company; President, Chief Executive
                                                                       Officer and Director of Principal
                                                                       Preservation Portfolios, Inc.

M. J. Dion                       Vice President - Portfolio            None
                                 Manager and Chief Investment
                                 Officer

R. F. Patek                      Vice President - Portfolio            None
                                 Manager

D. R. Wyatt                      Vice President - Retirement Plan      None
                                 Services

J. R. Yovanovich                 Corporate Secretary                   Corporate Secretary, B.C. Ziegler and
                                                                       Company

J. C. Vredenbregt                Treasurer                             Vice President - Treasurer and Controller,
                                                                       B.C. Ziegler and Company; Assistant
                                                                       Treasures; Ziegler Securities

D.L. Lauterbach                  Vice President                        None

W.E. Hansen                      Vice President                        None

J.R. Wyatt                       Vice President                        None

Jay Ferrara, Jr.                 Vice President - Portfolio            None
                                 Manager and Analyst

-------------------------

(1) Certain of the indicated persons are officers or directors, or both, of B.C. Ziegler and Company's parent, The Ziegler Companies, Inc., and of other subsidiaries of its parent. Other than these affiliations, and except as otherwise indicated on the table, the response is none.

         (b)      Skyline Asset Management, L.P.

                  Skyline Asset Management, L.P. ("Skyline") is a limited partnership whose general partner is Affiliated Managers Group, Inc. ("AMG") and whose limited partners consist of corporations owned by four former management employees of Skyline's predecessor in interest, namely Messrs. Dutton, Kailin, Lutz and Maloney. AMG may be deemed to be controlled by Advent VII, L.P., by virtue of the fact that Advent VII, L.P. owns more than 50% of the voting stock of AMG. Advent VII, L.P. in turn may be deemed to be controlled by its sole general partner, TA Associates VII, L.P., a limited partnership, which in turn may be deemed to be controlled by its sole general partner, TA Associates, Inc. Skyline's principal executive offices are located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. AMG's principal executive offices are located at One International Place, Boston, Massachusetts 02110. The address of each of Advent VII, L.P., TA Associates VII, L.P. and TA Associates, Inc. is c/o TA Associates, Inc., High Street Tower, Suite 2500, 125 High Street, Boston, Massachusetts 02110.

                  Set forth below is a list of the officers and directors of Skyline Asset Management, L.P. as of December 31, 1997, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years (the business address of all such persons is c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606):


                                        POSITION WITH SKYLINE ASSET
NAME                                         MANAGEMENT, L.P.                          PRINCIPAL OCCUPATION
----                                         ----------------                          --------------------
William M. Dutton                   Chief Investment Officer and        Chief Investment Officer of Skyline Asset
                                    Limited Partner                     Management, L.P. since June, 1995; Executive
                                                                        Vice President, Mesirow Asset Management,
                                                                        Inc., from April, 1984 through August, 1995;
                                                                        President, Skyline Fund (registered investment
                                                                        company)

William L. Achenbach                Trustee                             President, W.L. Achenbach & Associates, Inc.,
                                                                        a financial counseling firm, since July 1992.

Paul J. Finnegan                    Trustee                             Vice President, Madison Dearborn Partners,
                                                                        Inc., a venture capital firm, since January 1993.

David A. Martin                     Trustee                             Attorney and Principal, Righeimer, Martin &
                                                                        Cinquino.

Richard K. Pearson                  Trustee                             Retired; Director, Citizens Savings Bank
                                                                        (Anamosa, Iowa),  and Director, First
                                                                        Community Bank (Milton, Wisconsin).
                                                                        Previously, Director and President, LaSalle
                                                                        Bank, Westmont, (Westmont, Illinois), from
                                                                        1994 to 1997, and Director, Chief Executive
                                                                        Officer, and President, LaSalle Bank,
                                                                        Northbrook (Northbrook, Illinois), from  1986
                                                                        to 1994.

Stephen F. Kendall                  President                           President, Skyline Asset Management, L.P.,
                                                                        since  January 1998.  Previously, Regional Vice
                                                                        President, Metro Region, Nabisco Biscuit
                                                                        Company.


                                        POSITION WITH SKYLINE ASSET
NAME                                         MANAGEMENT, L.P.                          PRINCIPAL OCCUPATION
----                                         ----------------                          --------------------
Kenneth S. Kailin                   Principal - Portfolio Manager       Principal - Portfolio Manager, Skyline Asset
                                    and Limited Partner                 Management, L.P. since June, 1995; Senior
                                                                        Vice President, Mesirow Asset Management,
                                                                        Inc., from April, 1987 through August, 1995;
                                                                        Executive Vice President, Skyline Fund (registered
                                                                        investment company)

Geoffrey P. Lutz                    Principal - Institutional           Principal - Institutional Marketing, Skyline Asset
                                    Marketing and Limited Partner       Management, L.P. since June, 1995; Vice
                                                                        President, Mesirow Asset Management, Inc.,
                                                                        May, 1992 through August, 1995; prior there
                                                                        to, Registered Representative, Mesirow
                                                                        Financial, Inc. and Mesirow Investment
                                                                        Services, Inc. (registered brokers-dealers/
                                                                        investment advisers); Executive Vice President,
                                                                        Skyline Fund (registered investment company)

Michael Maloney                     Principal - Securities Analyst      Principal - Securities Analyst, Skyline Asset
                                    and Limited Partner                 Management, L.P., since June, 1995; In
                                                                        vestment Analyst, Mesirow Asset Management,
                                                                        Inc. from February, 1993 through August,
                                                                        1995; prior thereto Investment Analyst, Baker
                                                                        Fentress & Co. (investment manager); Senior
                                                                        Vice President, Skyline Fund (registered
                                                                        investment company)

Daren C. Heitman                    Portfolio Manager                   Portfolio Manager, Skyline Asset Management,
                                                                        L.P., since August 1997; Securities Analyst
                                                                        Skyline Asset Management, L.P. from
                                                                        September 1995 to August 1997;  Securities
                                                                        Analyst with Mesirow Asset Management, Inc.
                                                                        from May 1994 to August 1995, and Securities
                                                                        Analyst with Mesirow Financial, Inc. from
                                                                        January 1993 to May 1994.

Stephen F. Kendall                  President                           President of Skyline Asset Management since
                                                                        January 1998; Regional Vice President, Metro
                                                                        Region, Nabisco Biscuit Company.

Scott C. Blim                       Chief Financial Officer             Chief Financial Officer, Skyline Asset
                                                                        Management, L.P. since September, 1995; Vice
                                                                        President, Director and Chief Administrative
                                                                        Officer, Murray Johnstone International Ltd.
                                                                        (investment firm) from 1989 to 1994; Secretary
                                                                        and Treasurer, Skyline Fund (registered
                                                                        investment company)

Michelle M. Brennan                 Director of Fund                    Director of Fund Marketing, Skyline Asset
                                    Marketing                           Management, since August 1996; previously
                                                                        Regional Marketing Associate, Strong Capital
                                                                        Management

Item 29.          Principal Underwriters

     (a)

                                       OTHER INVESTMENT COMPANIES FOR WHICH
                                          UNDERWRITER ACTS AS UNDERWRITER,
UNDERWRITER                               DEPOSITOR OR INVESTMENT ADVISER
-----------                               -------------------------------

B.C. Ziegler and Company              An underwriter for American Tax-Exempt
                                      Bond Trust, Series 1 (and subsequent
                                      series); Ziegler U.S. Government
                                      Securities Trust, Series 1 (and subsequent series); American Income Trust, Series 1
                                      (and subsequent series); Ziegler Money
                                      Market Trust; The Insured American
                                      Tax-Exempt Bond Trust, Series 1 (and
                                      subsequent series); and principal
                                      underwriter for Portico Funds.

     (b) Set forth below is a list of the officers and directors of B.C. Ziegler and Company as of December 31, 1997, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years. None of the persons identified serves as an officer or director of the Registrant, except that Robert J. Tuszynski serves as President, Chief Executive Officer and a Director of the Registrant, and S. Charles O'Meara serves as Secretary of the Registrant. The address of each officer and director of B.C. Ziegler and Company is 215 North Main Street, West Bend, Wisconsin 53095, Phone (414) 334-5521.

                                          POSITION WITH                           POSITION WITH
      NAME                           B.C. ZIEGLER AND COMPANY                  PRINCIPAL PRESERVATION
      ----                           ------------------------                  ----------------------
Peter D. Ziegler                     Chairman of the Board,
                                     President, Chief Executive
                                     Officer and Director

S. Charles O'Meara                   Senior Vice President and                       Secretary
                                     General Counsel and Director

D.A. Wallstead                       Senior Vice President -Chief
                                     Financial Officer

John C. Wagner                       Senior Vice President -
                                     Retail Sales and Director

Ronald N. Spears                     Senior Vice President

Donald A. Carlson, Jr.               Senior Vice President

Neil L. Fuerbringer                  Senior Vice President -
                                     Administration

Michael P. Doyle                     Senior Vice President - Retail
                                     Operations

Robert J. Tuszynski                  Senior Vice President                     President, Chief Executive
                                                                                 Officer and Director
R. Dalnodar                          Vice President - Operations

                                          POSITION WITH                           POSITION WITH
      NAME                           B.C. ZIEGLER AND COMPANY                  PRINCIPAL PRESERVATION
      ----                           ------------------------                  ----------------------
Charles G. Stevens                   Vice President - Marketing
                                     Director

Jack H. Downer                       Vice President - MIS Director

G. Aman                              Vice President - Insurance

Sheila K. Hittman                    Vice President - Personnel

James M. Bushman                     Vice President - Recruiting
                                     and Training Coordinator

Lay C. Rosenheimer                   Vice President - Bond Sales
                                     Control

Darrell P. Frank                     Vice President - Director of
                                     Strategic Change

Janine R. Yovanovich                 Corporate Secretary

Kathleen A. Lochen                   Assistant Secretary

Jeffrey C. Vredenbregt               Vice President, Treasurer and
                                     Controller

Robert J. Johnson                    Vice President - Compliance

Ronald C. Strzok                     Vice President -
                                     Administration

James L. Brendemuehl                 Vice President - Managed
                                     Products

Item 30.          Location of Accounts and Records

                  (a)      B.C. Ziegler and Company
                           215 North Main Street
                           West Bend, Wisconsin 53095

                           General ledger, including subsidiary ledgers; corporate records and contracts; Portfolio ledger; and shareholder documents, including IRA documents.

                  (b)      Ziegler Asset Management, Inc.
                           215 North Main Street
                           West Bend, Wisconsin  53095

                           Transaction journals and confirmations for portfolio trades for all of the Portfolios of the Registrant, except for the Select Value Portfolio.

                  (c)      Skyline Asset Management, L.P.
                           311 South Wacker Drive
                           Suite 4500
                           Chicago, Illinois  60606

                           Transaction journals and confirmations for portfolio trades for the Select Value Portfolio.

Item 31.          Management Services

                  Not applicable

Item 32.          Undertakings

                  Registrant undertakes that, at the request of the shareholders holding 10% or more of the outstanding shares of the Registrant, the Registrant will hold a special meeting for the purpose of considering the removal of a director from office, and the Registrant will cooperate with and assist shareholders of record who notify the Registrant that they wish to communicate with the other shareholders for the purpose of obtaining signatures to request such a meeting, all pursuant to and in accordance with Section 16(c) of the Investment Company Act of 1940, as amended.

                  Registrant undertakes to furnish a copy of the Registrant's latest Annual Report to Shareholders, upon request and without charge, to each person to whom a Prospectus is delivered.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of West Bend, State of Wisconsin on this 6th day of March, 1998.

                                         PRINCIPAL PRESERVATION PORTFOLIOS, INC.


                                         By: /s/ Robert J. Tuszynski
                                            -----------------------------------
                                                 Robert J. Tuszynski, President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement on Form N-1A has been signed on this 6th day of March, 1998, by the following persons in the capacities indicated.


      SIGNATURE                                  TITLE
      ---------                                  -----
/s/ R. D. Ziegler                    Director and Chairman of the Board
--------------------------
R. D. Ziegler

/s/ Robert J. Tuszynski              Director and President (Chief Executive
--------------------------           Officer)
Robert J. Tuszynski

/s/ Frank P. Ciano                   Chief Financial Officer and Treasurer
--------------------------           (Chief Financial and Accounting
Frank P. Ciano                       Officer)

Richard H. Aster*                    Director
--------------------------
Richard H. Aster

August J. English*                   Director
--------------------------
August J. English

Ralph J. Eckert*                     Director
--------------------------
Ralph J. Eckert


*By:  /s/ Robert J. Tuszynski
     ----------------------------------------------
         Robert J. Tuszynski pursuant to a Power of
         Attorney dated January 19, 1996 filed
         herewith (see following page)

                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints R. D. Ziegler, Robert J. Tuszynski and S. Charles O'Meara, or any of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf, in any and all capacities, Principal Preservation Portfolios, Inc.'s Registration Statement on Form N-1A (Registration No. 811-4401 under the Securities Act of 1933; File No. 33-12 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instru ments which such attorneys and agents, or any of them, deem necessary or advisable to enable Principal Preservation Portfolios, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all actions that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any of such attorneys and agents have, and may exercise, all of the powers conferred herein.

         IN WITNESS WHEREOF, each of the undersigned directors of Principal Preservation Portfolios, Inc. has hereunto set his hand as of this 19th day of January, 1996.


/s/ R. D. Ziegler                                   /s/ Richard H. Aster
-----------------------                             ---------------------------
R. D. Ziegler                                           Richard H. Aster


/s/ Robert J. Tuszynski                            /s/ August J. English
-----------------------                            ----------------------------
Robert J. Tuszynski                                    August J. English


                                                   /s/ Ralph J. Eckert
                                                   ----------------------------
                                                       Ralph J. Eckert

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------
1(a)      Restated and Amended Articles of Incorporation(8)
1(b)      December 29, 1995 Articles Supplementary(1)
1(c) Articles Supplementary for PSE Tech 100 Index Portfolio filed June 12, 1996(5)
2         By-Laws, as amended through January 20, 1995(8)
3         N/A
4 The Registrant's Operating Plan Relating to Shares of Class X Common Stock and Class Y Common Stock of the Cash Reserve Portfolio(3)
5(a) Investment Advisory Agreement pertaining to assets of Dividend Achievers Portfolio(4)
5(b) Investment Advisory Agreement pertaining to the assets of Tax-Exempt, S&P 100 Plus, Government, Wisconsin Tax-Exempt, Select Value, and
          PSE Tech 100 Index Portfolios(5)
5(c)      Sub-Advisory Agreement with Skyline Asset Management, L.P.(4)
5(d)      Investment Advisory Agreement with Ziegler Asset Management, Inc.
          with respect to the Cash Reserve Portfolio(3)
6(a)      Distribution Agreement(5)
6(b)      Form of Selected Dealers Agreement(5)
7         N/A
8         Depository Contract(5)
9(a)      Transfer and Dividend Disbursing Agent Agreement(5)
9(b)      License Agreement with Standard & Poor's Corporation(*)
9(c) Accounting/Pricing Agreement between Registrant and B.C. Ziegler and Company(5)
9(d)      Shareholder Servicing Agreement by and between B.C.
          Ziegler and Company and the Registrant, as amended,
          relating to Class X Shares of the Cash Reserve
          Portfolio(6)
9(e)      Administrative Services Agreement with Ziegler Asset Management,
          Inc. with respect to the Cash Reserve Portfolio(1)
9(f)      License Agreement with Pacific Stock Exchange Incorporated(7)
10        Opinion of Counsel(8)
11(a)     Consent of Independent Public Accountants
11(b)     Consent of Counsel (contained in Exhibit 10)
12        N/A
14        Model Retirement Plan*

EXHIBIT
NUMBER                        DESCRIPTION
-------                       -----------
15        Rule 12b-1 Distribution Plan, as amended(5)
16        Schedule for Computation of Performance Quotations*
17        Financial Data Schedules (Included as Exhibit 27)
18        See Exhibit 4
27        Financial Data Schedules


---------------------

* Denotes previously filed as part of Registrant's Registration Statement on Form N-1A or an amendment thereto, and incorporated herein by reference.

(1) Previously filed as part of Registrant's Registration Statement on Form N-14 (Reg. No. 33-99010) filed with the Commission on November 3, 1995.

(2) Previously filed as part of Registrant's Registration Statement on Form N-14 (Reg. No. 333-01123) filed with the Commission on February 20, 1996.

(3) Previously filed as part of Post-Effective Amendment No. 31 to this Registration Statement filed with the Commission on December 29, 1995.

(4) Previously filed as part of Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on March 1, 1996.

(5) Previously filed as part of Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on March 27, 1996.

(6) Previously filed as part of Post-Effective Amendment No. 36 to this Registration Statement filed with the Commission on December 10, 1996.

(7) Previously filed as part of Post-Effective Amendment No. 37 to this Registration Statement filed with the Commission on February 28, 1997.

(8) Previously filed as part of Post-Effective Amendment No. 38 to this Registration Statement filed with the Commission on April 30, 1997.


                                       ii